As filed with the Securities and Exchange Commission on April 22, 1999
                    Registration File Nos. 33-31140/811-4420



                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                        ---------------------------------
                         POST-EFFECTIVE AMENDMENT NO. 17


                                    FORM S-6
                        ---------------------------------

                    FOR REGISTRATION UNDER THE SECURITIES ACT
                 OF 1933 OF SECURITIES OF UNIT INVESTMENT TRUSTS
                            REGISTERED ON FORM N-8B-2

                        ---------------------------------

                             WRL SERIES LIFE ACCOUNT
                              (Exact Name of Trust)

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                               (Name of Depositor)


                              570 Carillon Parkway
                          St. Petersburg, Florida 33716
          (Complete Address of Depositor's Principal Executive Offices)


                             Thomas E. Pierpan, Esq.
        Vice President, Assistant Secretary and Associate General Counsel
                   Western Reserve Life Assurance Co. of Ohio

                              570 Carillon Parkway
                          St. Petersburg, Florida 33716
                (Name and Complete Address of Agent for Service)


                                   Copies to:


                              Stephen E. Roth, Esq.
                         Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                           Washington, D.C. 20004-2415


                        ---------------------------------

Title of Securities being registered: Units of interest in the separate account under flexible payment deferred variable life policies.

It is proposed that this filing will become effective (check appropriate space):

----     immediately upon filing pursuant to paragraph (b) of Rule 485


 X  on   MAY 1, 1999   , pursuant to paragraph (b) of Rule 485
----    ----------------


----     60 days after filing pursuant to paragraph (a) of Rule 485

----     on _________, pursuant to paragraph (a) of Rule 485

P R O S P E C T U S
MAY 1, 1999


                             WRL FREEDOM EQUITY PROTECTOR(R)
                                      issued through
                                 WRL Series Life Account
                                           by
                           Western Reserve Life Assurance Co.
                                         of Ohio
                                   570 Carillon Parkway
                              St. Petersburg, Florida 33716
                                      1-800-851-9777
                                      (727) 299-1800

                  AN INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

                                                CONSIDER CAREFULLY THE RISK
                                                FACTORS BEGINNING ON PAGE 8
                                                OF THIS PROSPECTUS.

                                                An investment in this Policy is
                                                not a bank deposit. The Policy
                                                is not insured or guaranteed by
                                                the Federal Deposit Insurance
                                                Corporation or any other
THE SECURITIES AND EXCHANGE                     government agency.
COMMISSION HAS NOT APPROVED
OR DISAPPROVED THESE SECURITIES                 The prospectus for the WRL
OR PASSED UPON THE ADEQUACY                     Series Fund, Inc. must
OF THIS PROSECTUS. ANY                          accompany this prospectus.
REPRESENTATION TO THE CONTRARY                  Certain portfolios may not be
IS A CRIMINAL OFFENSE.                          available in all states. Please
                                                read this document before
                                                investing and save it for
                                                future reference.

TABLE OF CONTENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Glossary .......................................................     1

Policy Summary .................................................     4

Risk Summary ...................................................     8

Portfolio Annual Expense Table .................................    12

Western Reserve and the Fixed Account ..........................    13
    Western Reserve ............................................    13
    The Fixed Account ..........................................    13

The Separate Account and the Portfolios ........................    14
    The Separate Account .......................................    14
    The Fund ...................................................    15
    Addition, Deletion, or Substitution of Investments .........    19
    Your Right to Vote Portfolio Shares ........................    20

The Policy .....................................................    20
    Purchasing a Policy ........................................    20
    Underwriting Standards .....................................    21
    When Insurance Coverage Takes Effect .......................    21
    Ownership Rights ...........................................    22
    Canceling a Policy .........................................    24

Premiums .......................................................    24
    Premium Flexibility ........................................    24
    Planned Periodic Payments ..................................    25
    No Lapse Period ............................................    25
    Premium Limitations ........................................    25
    Making Premium Payments ....................................    25
    Allocating Premiums ........................................    26

Policy Values ..................................................    27
    Cash Value .................................................    27
    Net Surrender Value ........................................    27
    Subaccount Value ...........................................    27
    Subaccount Unit Value ......................................    28
    Fixed Account Value ........................................    28

Transfers ......................................................    29
    General ....................................................    29
    Fixed Account Transfers ....................................    30
    Conversion Rights ..........................................    31
    Dollar Cost Averaging ......................................    31
    Asset Rebalancing Program ..................................    32
    Third Party Asset Allocation Services ......................    33

Charges and Deductions .........................................    33
    Premium Charges ............................................    34
    Monthly Deduction ..........................................    34
    Mortality and Expense Risk Charge ..........................    36
    Surrender Charge ...........................................    36

           This Policy is not available in the State of New York.

    Transfer Charge ..........................................   39
    Cash Withdrawal Charge ...................................   39
    Taxes ....................................................   39
    Portfolio Expenses .......................................   39
    Group or Sponsored Policies ..............................   39
    Associate Policies .......................................   40
    Protector Plus ProgramSM .................................   41

Death Benefit ................................................   41
    Death Benefit Proceeds ...................................   41
    Death Benefit ............................................   42
    Effects of Cash Withdrawals on the Death Benefit .........   43
    Choosing Death Benefit Options ...........................   43
    Changing the Death Benefit Option ........................   44
    Changing the Specified Amount ............................   44
    Payment Options ..........................................   45

Surrenders and Cash Withdrawals ..............................   45
    Surrenders ...............................................   45
    Cash Withdrawals .........................................   45

Loans ........................................................   46
    General ..................................................   46
    Interest Rate Charged ....................................   48
    Loan Reserve Interest Rate Credited ......................   48
    Effect of Policy Loans ...................................   48

Policy Lapse and Reinstatement ...............................   49
    Lapse ....................................................   49
    No Lapse Period ..........................................   49
    Reinstatement ............................................   50

Federal Income Tax Considerations ............................   50
    Tax Status of the Policy .................................   50
    Tax Treatment of Policy Benefits .........................   51

Other Policy Information .....................................   53
    Our Right to Contest the Policy ..........................   53
    Suicide Exclusion ........................................   53
    Misstatement of Age or Gender ............................   54
    Modifying the Policy .....................................   54
    Benefits at Maturity .....................................   54
    Payments We Make .........................................   55
    Settlement Options .......................................   55
    Reports to Owners ........................................   56
    Records ..................................................   57
    Policy Termination .......................................   57

Supplemental Benefits (Riders) ...............................   57
    Children's Insurance Rider ...............................   57
    Accidental Death Benefit Rider ...........................   57
    Other Insured Rider ......................................   57
    Disability Waiver Rider ..................................   58
    Disability Waiver and Monthly Income Rider ...............   58

    Primary Insured Rider ("PIR") and Primary Insured
       Rider Plus ("PIR Plus") ..........................................  58
    Terminal Illness Accelerated Death Benefit Rider ....................  59

IMSA ....................................................................  60

Performance Data ........................................................  60
    Rates of Return .....................................................  60
    Hypothetical Illustrations Based on Subaccount Performance ..........  61
    Other Performance Data in Advertising Sales Literature ..............  70
    Western Reserve's Published Ratings .................................  70

Additional Information ..................................................  71
    Sale of the Policies ................................................  71
    Legal Matters .......................................................  71
    Legal Proceedings ...................................................  71
    Variations in Policy Provisions .....................................  71
    Year 2000 Readiness Disclosure ......................................  72
    Experts .............................................................  72
    Financial Statements ................................................  73
    Additional Information about Western Reserve ........................  73
    Western Reserve's Directors and Officers ............................  74
    Additional Information about the Separate Account ...................  76

Appendix A -- Illustrations .............................................  77

Appendix B -- Wealth Indices of Investments in the U.S. Capital Market ..  81

Index to Financial Statements ...........................................  83
    WRL Series Life Account .............................................  84
    Western Reserve Life Assurance Co. of Ohio .......................... 103

GLOSSARY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 accounts           The options to which you can allocate your money. The
                    accounts include the fixed account and the subaccounts in
                    the separate account.
                    ------------------------------------------------------------
 attained age       The issue age of the person insured, plus the number of
                    completed years since the Policy date.
                    ------------------------------------------------------------
 beneficiary(ies)   The person or persons you select to receive the death
                    benefit from this Policy. You can name a beneficiary and
                    contingent beneficiaries.
                    ------------------------------------------------------------
 cash value         The sum of your Policy's value in the subaccounts and the
                    fixed account. If there is a Policy loan outstanding, the
                    cash value includes any amounts held in our fixed account to secure the Policy loan.
                    ------------------------------------------------------------
 death benefit      The amount we will pay to the beneficiary on the insured's
 proceeds           death. We will reduce the death benefit proceeds by the
                    amount of any outstanding loan amount and any due and unpaid monthly deduction. We will increase the death benefit
                    proceeds by any interest you paid in advance on the loan for the period between the date of death and the next Policy
                    anniversary.
                    ------------------------------------------------------------
 fixed account      An option to which you may allocate premiums and cash value.
                    We guarantee that any amounts you allocate to the fixed
                    account will earn interest at a declared rate. New Jersey
                    residents: The fixed account is NOT available to you.
                    ------------------------------------------------------------
 free look period   The period during which you may return the Policy and
                    receive a refund as described in this prospectus. The length of the free look period varies by state. The free look
                    period is listed in the Policy.
                    ------------------------------------------------------------
 fund               The WRL Series Fund, Inc., an investment company which is
                    registered with the U.S. Securities and Exchange Commission, and other registered investment companies that may be added to the Policy.
                    ------------------------------------------------------------
 guideline          The level annual premium payment you must pay so that we can
 premium            provide the benefits you selected through the maturity date.
                    The amount of the payment is based on particular facts
                    relating to the insured and certain assumptions allowed by law. The guideline premium is shown on your Policy schedule page.
                    ------------------------------------------------------------
 in force           While coverage under the Policy is active and the insured's life remains insured.
                    ------------------------------------------------------------
 initial premium    The amount you must pay before insurance coverage begins
                    under this Policy. The initial premium is shown on the
                    schedule page of your Policy.
                    ------------------------------------------------------------
 insured            The person whose life is insured by this Policy.
                    ------------------------------------------------------------
 issue age          The insured's age on his or her birthday nearest to the
                    Policy date.
                    ------------------------------------------------------------
 lapse              When life insurance coverage ends because you do not have
                    enough cash value in the Policy to pay the monthly
                    deduction, the surrender charge and any outstanding loan
                    amount, and you have not made a sufficient payment by the
                    end of a grace period.
                    ------------------------------------------------------------
 loan amount        The total amount of all outstanding Policy loans, including both principal and interest due.
                    ------------------------------------------------------------
 loan reserve       A part of the fixed account to which amounts are transferred as collateral for Policy loans.
                    ------------------------------------------------------------
 maturity date      The Policy anniversary nearest the insured's 95th birthday.
                    It is the date when life insurance coverage under this
                    Policy ends.
                    ------------------------------------------------------------
 minimum            The amount shown on your Policy schedule page that we use
 monthly            during the no lapse period to determine whether a grace
 guarantee          period will begin. We make this determination whenever your
 premium            net surrender value is not enough to meet monthly
                    deductions.
                    ------------------------------------------------------------
 monthly            This is the day of each month when we determine Policy
 anniversary or     charges and deduct them from cash value. It is the same date
 Monthiversary      each month as the Policy date. If there is no valuation date that coincides with the Policy date in a calendar month, the
                    Monthiversary is the next valuation date.
                    ------------------------------------------------------------
 net premium        The part of your premium that we allocate to the fixed
                    account or the subaccounts. The net premium is equal to the premium you paid minus the premium expense charges.
                    ------------------------------------------------------------
 net surrender      The amount we will pay you if you surrender the Policy while
 value              it is in force. The net surrender value on the date you
                    surrender is equal to: the cash value, minus any surrender charge, minus any outstanding loan amount, plus any interest you paid in advance on the loan for the period between the date of surrender and the next Policy anniversary.
                    ------------------------------------------------------------
 no lapse period    The first three Policy years during which the Policy will
                    not lapse if certain conditions are met.
                    ------------------------------------------------------------
 office             Our administrative office and mailing address is P.O. Box
                    5068, Clearwater, Florida 33758-5068. Our street address is
                    570 Carillon Parkway, St. Petersburg, Florida 33716. Our
                    phone number is 1-800-851-9777.
                    ------------------------------------------------------------
 planned periodic   A premium payment you make in a level amount at a fixed
 premium            interval over a specified period of time.
                    ------------------------------------------------------------
 Policy date        The date when our underwriting process is complete, full
                    life insurance coverage goes into effect, we begin to make the monthly deductions, and your initial premium is
                    allocated to the WRL J.P. Morgan Money Market subaccount.
                    The Policy date is shown on the schedule page of your
                    Policy. We measure Policy months, years, and anniversaries from the Policy date.
                    ------------------------------------------------------------
 portfolio          One of the separate investment portfolios of the fund.
                    ------------------------------------------------------------
 premiums           All payments you make under the Policy other than loan
                    repayments.
                    ------------------------------------------------------------
 record date        The date we record your Policy on our books as an in force
                    Policy, and we allocate your cash value from the WRL J.P.
                    Morgan Money Market subaccount to the accounts that you
                    elected on your application.
                    ------------------------------------------------------------
 separate account   The WRL Series Life Account. It is a separate investment
                    account that is divided into subaccounts. We established the separate account to receive and invest net premiums under
                    the Policy and other variable life insurance policies we
                    issue.
                    ------------------------------------------------------------
 specified amount   The minimum death benefit we will pay under the Policy
                    provided the Policy is in force. It is the amount shown on the Policy's schedule page, unless you increase or decrease the specified amount. In addition, we will reduce the
                    specified amount by the dollar amount of any cash withdrawal if you choose the Option A death benefit.
                    ------------------------------------------------------------
 subaccount         A subdivision of the separate account that invests
                    exclusively in shares of one investment portfolio of the
                    fund.
                    ------------------------------------------------------------
 surrender charge   If, during the first 15 Policy years, you fully surrender
                    the Policy, we will deduct surrender charge from the cash
                    value. We will deduct an additional surrender charge for 15 years following an increase in the specified amount.
                    ------------------------------------------------------------
 termination        When the insured's life is no longer insured under the
                    Policy.
                    ------------------------------------------------------------
 valuation date     Each day the New York Stock Exchange is open for trading.
                    Western Reserve is open whenever the New York Stock Exchange is open.
                    ------------------------------------------------------------
 valuation period   The period beginning at the close of business of the New
                    York Stock Exchange on one valuation date and continuing to the close of business of the New York Stock Exchange on the next valuation date.
                    ------------------------------------------------------------
 we, us, our        Western Reserve Life Assurance Co. of Ohio.
 (Western
 Reserve)
                    ------------------------------------------------------------
 written notice     The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be
                    complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our office.
                    ------------------------------------------------------------
 you, your          The person entitled to exercise all rights as owner under
 (owner or          the Policy.
 policyowner)
                    ------------------------------------------------------------

POLICY SUMMARY                                   WRL FREEDOM EQUITY PROTECTOR(R)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The sections in this summary correspond to sections in this prospectus, which discuss the topics in more detail.

THE POLICY IN GENERAL

     The WRL Freedom Equity Protector(r) is an individual flexible premium variable life insurance policy.

     The Policy is designed to be long-term in nature in order to provide significant life insurance benefits for you. However, purchasing this Policy involves certain risks. (See Risk Summary p. 8.) You should consider the Policy in conjunction with other insurance you own. The Policy is not suitable as a short-term savings vehicle.

     A few of the Policy features listed below are not available in all states, may vary depending upon when your Policy was issued and may not be suitable for your particular situation. Certain states place restrictions on access to the fixed account and on other Policy features. Please consult your agent and refer to your Policy for details.

PREMIUMS

o You select a payment plan but are not required to pay premiums according to the plan. You can vary the frequency and amount, within limits, and can skip premium payments.
o    Unplanned premiums may be made, within limits.
o    Premium payments must be at least $50.
o Under certain circumstances, extra premiums may be required to prevent lapse.
o Once we issue your Policy, the FREE LOOK PERIOD begins. You may return the Policy during this period and receive a refund.

DEDUCTIONS FROM PREMIUM BEFORE WE PLACE IT IN A SUBACCOUNT AND/OR FIXED ACCOUNT

o    For the first ten Policy years: 6.0% premium expense charge.
o    After the tenth year: 2.5% premium expense charge.
o    A premium collection charge of $2.00 from each premium payment.

INVESTMENT OPTIONS

     SUBACCOUNTS. You may direct the money in your Policy to any of the subaccounts of the WRL Series Life Account, a separate account. Each subaccount invests exclusively in one investment portfolio of the WRL Series Fund, Inc. (the "fund".) THE MONEY YOU PLACE IN THE SUBACCOUNTS IS NOT GUARANTEED. THE VALUE OF EACH SUBACCOUNT WILL INCREASE OR DECREASE, DEPENDING ON INVESTMENT PERFORMANCE OF THE CORRESPONDING PORTFOLIO. YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

The portfolios available to you are:

  - WRL Alger Aggressive Growth                - WRL AEGON Balanced
  - WRL VKAM Emerging Growth                   - WRL NWQ Value Equity
  - WRL Janus Growth                           - WRL C.A.S.E. Growth
  - WRL Janus Global                           - WRL GE/Scottish Equitable International Equity
  - WRL AEGON Bond                             - WRL Goldman Sachs Growth*
  - WRL LKCM Strategic Total Return            - WRL Goldman Sachs Small Cap*
  - WRL Federated Growth & Income              - WRL T. Rowe Price Dividend Growth*
  - WRL J.P. Morgan Real Estate Securities     - WRL T. Rowe Price Small Cap*
  - WRL Dean Asset Allocation                  - WRL Salomon All Cap*
  - WRL GE U.S. Equity                         - WRL Pilgrim Baxter Mid Cap Growth*
  - WRL Third Avenue Value                     - WRL Dreyfus Mid Cap*
  - WRL J.P. Morgan Money Market

* SUBJECT TO STATE APPROVALS, THESE PORTFOLIOS WILL BE AVAILABLE FOR ALLOCATIONS OF NET PREMIUMS AND CASH VALUE ON OR ABOUT JULY 1, 1999. PLEASE CONTACT YOUR AGENT FOR INFORMATION REGARDING AVAILABILITY.

     FIXED ACCOUNT. You may also direct the money in your Policy to the fixed account. Money you place in the fixed account is guaranteed, and will earn interest at a current interest rate declared from time to time. The annual interest rate will equal at least 4.0%.

CASH VALUE

o Cash value equals the sum of your Policy's value in the subaccounts and the fixed account. If there is a loan outstanding, the cash value includes any amounts held in our general account to secure the Policy loan.
o Cash value varies from day to day, depending on the investment experience of the subaccounts you choose, the interest credited to the fixed account, the charges deducted and any other Policy transactions (such as additional premium payments, transfers, withdrawals, and Policy loans).
o Cash value is the starting point for calculating important values under the Policy, such as net surrender value and the death benefit.
o There is no guaranteed minimum cash value. The Policy may lapse if you do not have sufficient cash value in the Policy to pay the monthly deductions, the surrender charge and/or any outstanding loan amount (including interest you owe on any Policy loan(s)).
o    The Policy will not lapse during the no lapse period so long as you:
     ->   do not increase the specified amount; OR
     ->   do not add any riders; AND
     ->   have paid sufficient premiums.

TRANSFERS

o You can transfer cash value among the subaccounts and the fixed account. We charge a $10 transfer processing fee for each transfer after the first 12 transfers in a Policy year.
o    You may make transfers by telephone or by fax.
o    Policy loans reduce the amount of cash value available for transfers.

o    Dollar cost averaging and asset rebalancing programs are available.
o We must receive your request to transfer from the fixed account within 30 days after a Policy anniversary unless you select dollar cost averaging from the fixed account. Depending on when your Policy was issued, the amount of your transfer may be limited to the greater of:
     ->   25% of your value in the fixed account; OR
     -> the amount you transferred from the fixed account in the prior Policy year.

CHARGES AND DEDUCTIONS

o Premium expense charge: We deduct 6.0% from each premium payment during the first ten Policy years. After the tenth year we reduce the charge to 2.5%.
o Premium collection charge: We deduct $2.00 from each premium payment to compensate us for billing and collection costs.
o    Monthly Policy charge: We deduct $5.00 from your cash value each month.
o Cost of insurance charges: Deducted monthly from your cash value. Your charges vary each month with the insured's age, the specified amount, the death benefit option you choose, and the investment results of the portfolios in which you invest.
o Mortality and expense risk charge: Deducted daily from each subaccount at an annual rate of 0.90% of your average daily net assets of each subaccount.
o Surrender charge: Deducted when a full surrender occurs during the first 15 Policy years. One portion is a deferred issue charge equal to $5.00 per thousand of initial specified amount. The other is calculated by multiplying total premiums paid up to the guideline premium by 26.5%, and any premium paid above the guideline premium by smaller percentages that vary by issue age and gender. If you increase the specified amount, we deduct an additional surrender charge upon surrender during the 15 years following the increase. See Charges and Deductions -- Surrender Charge, p.
     36. We reduce total surrender charges at the rate of 20% per year beginning in Policy year 11, until they reach zero at the end of the 15th Policy year. This charge may be significant. You may have no net surrender value if you surrender your Policy in the first few Policy years.
o Transfer fee: We deduct $10 for each transfer in excess of 12 per Policy year.
o Rider charges: We deduct charges each month for optional insurance benefits (riders).
o Cash withdrawal fee: We deduct a processing fee for cash withdrawals equal to the lesser of $25 or 2% of the withdrawal.
o Portfolio expenses: The portfolios deduct investment charges from the amounts you have invested in the portfolios. These charges range from 0.40% to 1.50% annually, depending on the portfolio. See Portfolio Annual Expense Table p. 12. See also the fund prospectus.

LOANS

o After the first Policy year (as long as your Policy is in force), you may take a loan against the Policy up to 90% of the cash value, less any surrender charge and any already outstanding loan amount.
o    The minimum loan amount is generally $500.

o You may request a loan either by calling us or by writing or faxing us written instructions.
o We currently charge 5.2% interest annually. You will be charged the interest in advance each year on any outstanding loan amount.
o To secure the loan, we transfer a portion of your cash value to a loan reserve account. The amount we transfer is equal to the loan plus interest in advance until the next Policy anniversary. The loan reserve account is part of the fixed account. You will earn at least 4.0% interest on amounts in the loan reserve account.
o Federal income taxes and a penalty tax may apply to loans you take against the Policy.
o    There are risks involved in taking a Policy loan. See Risk Summary p. 8.

DEATH BENEFIT

o    You must choose one of two death benefit options. We offer the following:
     o    Option A is the greater of:
          ->   the current specified amount, or
          ->   a specified percentage, multiplied by the Policy's cash value on the date of the insured's death.
     o    Option B is the greater of:
          ->   the current specified amount, plus the Policy's cash value on the date of the insured's death, or
          ->   a specified percentage, multiplied by the Policy's cash value on the date of the insured's death.
o So long as the Policy does not lapse, the minimum death benefit we pay under any option will be the current specified amount.
o The minimum specified amount for a Policy for issue ages 0-45 is $50,000. It declines to $25,000 for issue ages 46-75. We will state the minimum specified amount in your Policy. You cannot decrease the specified amount below this minimum.
o We will reduce the death benefit proceeds by the amount of any outstanding Policy loan, and any due and unpaid charges.
o We will increase the death benefit proceeds by any additional insurance benefits you add by rider, and any interest you paid in advance on any loan for the period between the date of death and the next Policy anniversary.
o After the first Policy year, you may increase the specified amount once each Policy year.
o After the third Policy year, you may either increase or decrease the specified amount once each Policy year.
o    After the third Policy year, you may change the death benefit option.
o    The death benefit should be income tax free to the beneficiary.
o The death benefit is available in a lump sum or a variety of payout options.

CASH WITHDRAWALS AND SURRENDERS

o You can take one withdrawal of cash value every 12 months after the first Policy year.
o    The amount of the withdrawal must be:
     o    At least $500; and
     o    No more than 10% of the net surrender value.

o We will deduct a processing fee equal to $25 or 2% of the amount you withdraw (whichever is less) from the withdrawal, and we will pay you the balance.
o    There is no surrender charge assessed when you take a cash withdrawal.
o A cash withdrawal will reduce the death benefit by at least the amount of the withdrawal.
o If you choose death benefit Option A, we will reduce the current specified amount by the dollar amount of the withdrawal.
o Federal income taxes and a penalty tax may apply to cash withdrawals and surrenders.
o You may fully surrender the Policy at any time before the insured's death or the maturity date. You will receive the net surrender value. A surrender charge will apply during the first 15 Policy years. An additional surrender charge will also apply if you surrender your Policy 15 years after any increase in specified amount.


RISK SUMMARY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 INVESTMENT         If you direct us to invest your cash value in one or more
 RISK               subaccounts, you will be subject to the risk that investment performance will be unfavorable and that the cash value of your Policy will decrease. If you select the fixed account, you are credited with a declared rate of interest, but you assume a risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4.0%.

                    Because charges continue to be deducted from cash value, if withdrawals, loans and monthly deductions have reduced your surrender value to too low an amount, and/or if investment experience of your selected subaccounts is not sufficiently favorable and/or interest rates credited to the fixed account are too low and/or you stop making premium payments or you make payments near or below the minimum requirements, the net surrender value of your Policy may fall to zero. In that case, if the no lapse period has expired or is no longer in effect, the Policy will lapse without value and insurance coverage will no longer be in effect after 61 days, unless you make an additional payment sufficient to prevent a lapse. On the other hand, if investment experience is sufficiently favorable and you have kept the Policy in force for a substantial period of time, you may be able to draw upon cash value, through withdrawals and Policy loans.


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 RISK OF LAPSE      Certain circumstances will cause your Policy to enter a
                    60-day grace period during which you must make a sufficient payment to keep your Policy in force. If the net surrender value of your Policy (that is, the cash value, minus surrender charge and minus outstanding loan amounts) is too low to pay the monthly deductions, any loan charges and any rider fees when due, and if the no lapse period has expired or is no longer in effect, the Policy will be in default and a grace period will begin. There is a risk that if withdrawals, loans and monthly deductions reduce your net surrender value to too low an amount and/or if the investment experience of your selected subaccounts is not sufficiently favorable and/or if interest rates credited to the fixed account are too low and/or you stop making premium payments or you make payments near or below the minimum requirements, then the Policy could lapse. In that case, you will have a 61-day grace period to make a sufficient payment. If we do not receive a sufficient payment before the grace period ends, your Policy will end without value, insurance coverage will no longer be in effect, and you will receive no benefits. Adverse tax consequences may result.

                    Your Policy contains a three-year no lapse period. Your Policy will not lapse during the first three Policy years as long as you pay enough premiums and you do not add any riders and you do not increase the specified amount after the Policy date. If you do not pay enough premiums and if you add any riders or increase the specified amount after the Policy date, you will automatically lose the no lapse guarantee and you will increase the risk that your Policy will lapse. In addition, if you take a withdrawal or a Policy loan, you will increase the risk of losing the no lapse guarantee. We deduct the total amount of your withdrawals and any outstanding loans from your premiums paid when we determine whether your premiums are high enough to keep the no lapse period in effect.

                    You will lessen the risk of Policy lapse if you keep the no lapse period in effect. Before you take a cash withdrawal or loan, increase the specified amount or add a rider, you should consider carefully the effect it will have on the no lapse guarantee.

                    You may reinstate this Policy within five years after it has lapsed if the insured meets the insurability requirements and you pay the amount we require.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 TAX RISKS          We expect that the Policy will be deemed a life insurance
 (INCOME TAX        contract under federal tax law, so that the death benefit
 AND MEC)           paid to the beneficiary will not be subject to federal
                    income tax. However, due to lack of guidance, there is
                    uncertainty in this regard with respect to Policies issued on a substandard basis. Depending on the total amount of
                    premiums you pay, the Policy may be treated as a modified
                    endowment contract ("MEC") under federal tax laws. A
                    Protector Plus Program(SM) Policy (discussed on page 41)
                    will in most instances be treated as a MEC. If a Policy is treated as a MEC, partial withdrawals, surrenders and loans will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on partial withdrawals, surrenders and loans
                    taken before you reach age 59 1/2. If a Policy is not
                    treated as a MEC, partial surrenders and withdrawals will
                    not be subject to tax to the extent of your investment in
                    the Policy, and amounts in excess of your investment in the
                    Policy, while subject to tax as ordinary income, will not be subject to a 10% penalty tax. You should consult a qualified tax advisor for assistance in all tax matters involving your
                    Policy.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 LIMITS             The Policy permits you to take only one partial withdrawal
 ON CASH            in any 12-month period, after the first Policy year has been
 WITHDRAWALS        completed. The amount you may withdraw is limited to 10% of the net surrender value.

                    A cash withdrawal will reduce cash value, so it will increase the risk that the Policy will lapse. A cash withdrawal may also increase the risk that the no lapse period will end.

                    A cash withdrawal will reduce the death benefit. If you select death benefit Option A, a cash withdrawal will permanently reduce the specified amount of the Policy. A cash withdrawal also reduces the death benefit under Option B because the cash value is reduced. In some circumstances, a withdrawal may reduce the death benefit by more than the dollar amount of the withdrawal.

                    Federal income taxes and a penalty tax may apply to partial withdrawals and surrenders.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 LOAN RISKS         A Policy loan, whether or not repaid, will affect cash value over time because we subtract the amount of the loan from the subaccounts and the fixed account and place that amount in the loan reserve as collateral. We then credit a fixed interest rate of not less than 4.0% to the loan collateral.
                    We currently credit interest at 4.75% annually, but we are not obligated to do so in the future. As a result, the loan collateral does not participate in the investment results of the subaccounts and may not continue to receive the current interest rates credited. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the subaccounts and the interest rates credited to the fixed account, the effect could be favorable or unfavorable.

                    We also charge interest on Policy loans at a rate of 5.2% to be paid in advance. Interest is added to the amount of the loan to be repaid.

                    (The above loan interest rates may vary depending on when and where your Policy was issued. See Loans p. 46.)

                    A Policy loan affects the death benefit because a loan reduces the death benefit proceeds and net surrender value by the amount of the outstanding loan.

                    A Policy loan could make it more likely that a Policy would lapse. A Policy loan will increase the risk that the no lapse period will end. There is also a risk if the loan reduces your net surrender value to too low an amount and investment experience is unfavorable, and the no lapse period is no longer in effect, and insufficient premiums are paid, that the Policy will lapse.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 EFFECTS OF         The surrender charge under this Policy is significant,
 SURRENDER          especially in the early Policy years. It is likely that you
 CHARGE             will receive no net surrender value if you surrender your
                    Policy in the first few Policy years. You should purchase this Policy only if you have the financial ability to keep it in force at the initial specified amount for a substantial period of time.

                    Even if you do not ask to surrender your Policy, the surrender charge plays a role in determining whether your Policy will lapse. Net surrender value (that is, cash value minus surrender charge and outstanding loans) is the measure we use each month when the no lapse period ends to determine whether your Policy will remain in force or will lapse.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 COMPARISON         Like fixed benefit life insurance, the Policy offers a death
 WITH OTHER         benefit and provides a cash value, loan privileges and a
 INSURANCE          value on surrender. However, the Policy differs from a fixed
 POLICIES           benefit policy because it allows you to place your premiums in investment subaccounts. The amount and duration of life insurance protection and of the Policy's cash value will vary with the investment performance of the amounts you place in the subaccounts. In addition, the cash value and net surrender value will always vary with the investment results of your selected subaccounts.

                    As you consider purchasing this Policy, keep in mind that it may not be to your advantage to replace existing insurance with the Policy.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 ILLUSTRATIONS      The hypothetical illustrations in this prospectus or used in connection with the purchase of a Policy are based on
                    hypothetical rates of return. These rates are not
                    guaranteed, and are provided only to illustrate how the
                    specified amount, Policy charges and hypothetical rates of return affect death benefit levels, cash value and net
                    surrender value of the Policy. We may also illustrate Policy values based on the adjusted historical performance of the portfolios since the portfolios' inception, reduced by
                    Policy and subaccount charges. The hypothetical and adjusted historic portfolio rates illustrated should not be
                    considered to represent past or future performance. There is the risk that actual rates of return may be higher or lower than those illustrated, so that the values under your Policy will be different from those in the illustrations.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PORTFOLIO ANNUAL EXPENSE TABLE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

This table shows the fees and expenses charged by each portfolio. More detail concerning each portfolio's fees and expenses is contained in the fund prospectus.


ANNUAL PORTFOLIO OPERATING EXPENSES(1)
(As a percentage of average portfolio assets after fee waivers and expense reimbursements)


                                                                                         TOTAL
                                                   MANAGEMENT       OTHER EXPENSES       ANNUAL
  PORTFOLIOS                                          FEES      (AFTER REIMBURSEMENT)   EXPENSES
  ----------                                       ----------   ---------------------   --------
 WRL Alger Aggressive Growth                         0.80%             0.11%             0.91%
 WRL VKAM Emerging Growth                            0.80%             0.09%             0.89%
 WRL Janus Growth(2)                                 0.78%             0.05%             0.83%
 WRL Janus Global(3)                                 0.80%             0.15%             0.95%
 WRL AEGON Bond                                      0.45%             0.09%             0.54%
 WRL LKCM Strategic Total Return                     0.80%             0.06%             0.86%
 WRL Federated Growth & Income                       0.75%             0.15%             0.90%
 WRL J.P. Morgan Money Market                        0.40%             0.06%             0.46%
 WRL Dean Asset Allocation                           0.80%             0.06%             0.86%
 WRL GE U.S. Equity                                  0.80%             0.25%             1.05%
 WRL Third Avenue Value                              0.80%             0.20%             1.00%
 WRL J.P. Morgan Real Estate Securities(4)           0.80%             0.20%             1.00%
 WRL AEGON Balanced                                  0.80%             0.11%             0.91%
 WRL NWQ Value Equity                                0.80%             0.09%             0.89%
 WRL C.A.S.E. Growth                                 0.80%             0.20%             1.00%
 WRL GE/Scottish Equitable International Equity      1.00%             0.50%             1.50%
 WRL Goldman Sachs Growth(3)(5)                      0.90%             0.10%             1.00%
 WRL Goldman Sachs Small Cap(5)                      0.90%             0.10%             1.00%
 WRL T. Rowe Price Dividend Growth(3)(5)             0.90%             0.10%             1.00%
 WRL T. Rowe Price Small Cap(5)                      0.75%             0.25%             1.00%
 WRL Salomon All Cap(3)(5)                           0.90%             0.10%             1.00%
 WRL Pilgrim Baxter Mid Cap Growth(3)(5)             0.90%             0.10%             1.00%
 WRL Dreyfus Mid Cap(3)(5)                           0.85%             0.15%             1.00%

(1) Effective January 1, 1997, the fund's Board authorized the fund to charge each portfolio an annual 12b-1 fee of up to 0.15% of each portfolio's average daily net assets. However, the fund will not deduct the fee from any portfolio before April 30, 2000. You will receive advance written notice if a Rule 12b-1 fee is deducted. See the fund prospectus for more detail.
(2) WRL Janus Growth's management fee was 0.80% of the average daily net assets for the period prior to May 1, 1998, 0.775% of the first $3 billion of average daily net assets and 0.75% of the average daily net assets in excess of $3 billion for the period May 1, 1998 to December 31, 1998.
(3) As compensation for its services to the portfolios, the investment adviser receives monthly compensation at an annual rate of a percentage of the average daily net assets of each portfolio. The management fees for each portfolio are: WRL Janus Global - 0.80% up to $2 billion and 0.775% over $2 billion; WRL Goldman Sachs Growth - 0.90% up to $100 million and 0.80% over $100 million; WRL T. Rowe Price Dividend Growth - 0.90% up to $100 million and 0.80% over $100 million; WRL Salomon All Cap - 0.90% up to $100 million and 0.80% over $100 million; WRL Pilgrim Baxter Mid Cap Growth - 0.90% up to $100 million and 0.80% over $100 million; and WRL Dreyfus Mid Cap - 0.85% up to $100 million and 0.80% over $100 million.
(4) Because WRL J.P. Morgan Real Estate Securities commenced operations on May 1, 1998, the percentages set forth as "Other Expenses" and "Total Annual Expenses" are annualized.
(5) Because these portfolios did not commence operations until May 1, 1999, the percentages set forth as "Other Expenses" and "Total Annual Expenses" reflect estimates of "Other Expenses" for the first year of operations. SUBJECT TO STATE APPROVALS, THESE PORTFOLIOS WILL BE AVAILABLE FOR ALLOCATIONS OF NET PREMIUMS AND CASH VALUE ON OR ABOUT JULY 1, 1999. PLEASE CONTACT YOUR AGENT FOR INFORMATION REGARDING AVAILABILITY.


     The purpose of the preceding table is to help you understand the various costs and expenses that you will bear directly and indirectly. The table reflects charges and expenses of the portfolios of the fund for the fiscal year ended December 31, 1998. Expenses of the fund may be higher or lower in the future. For more information on the charges described in this table, see the fund prospectus which accompanies this prospectus.

     WRL Investment Management, Inc. ("WRL Management"), the investment adviser of the fund, has undertaken, until at least April 30, 2000, to pay expenses on behalf of the portfolios of the fund to the extent normal operating expenses of a portfolio exceed a stated percentage of each portfolio's average daily net assets. The expense limitation for WRL Alger Aggressive Growth, WRL VKAM Emerging Growth, WRL Janus Growth, WRL Janus Global, WRL LKCM Strategic Total Return, WRL Federated Growth & Income, WRL Dean Asset Allocation, WRL Third Avenue Value, WRL J.P. Morgan Real Estate Securities, WRL AEGON Balanced, WRL NWQ Value Equity, WRL C.A.S.E. Growth, WRL Goldman Sachs Growth, WRL Goldman Sachs Small Cap, WRL T. Rowe Price Dividend Growth, WRL T. Rowe Price Small Cap, WRL Salomon All Cap, WRL Pilgrim Baxter Mid Cap Growth and WRL Dreyfus Mid Cap is 1.00% of the average daily net assets; 0.70% of the average daily net assets for WRL AEGON Bond and WRL J.P. Morgan Money Market; 1.50% of the average daily net assets for WRL GE/Scottish Equitable International Equity; and 1.30% of the average daily net assets of WRL GE U.S. Equity. In 1998, WRL Management reimbursed WRL GE/Scottish Equitable International Equity in the amount of $127,763, WRL Third Avenue Value in the amount of $14,229, and WRL J.P. Morgan Real Estate Securities in the amount of $28,275. Without such reimbursement, the total fund expenses during 1998 for WRL GE/Scottish Equitable International Equity, WRL Third Avenue Value, and WRL J.P. Morgan Real Estate Securities would have been 1.96%, 1.13%, and 3.34%, respectively. See the fund prospectus for a description of the expense limitation applicable to each portfolio.

WESTERN RESERVE AND THE FIXED ACCOUNT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

WESTERN RESERVE

     Western Reserve Life Assurance Co. of Ohio is the insurance company issuing the Policy. Western Reserve was incorporated under Ohio law on October 1, 1957. We have established the separate account to support the investment options under this Policy and under other variable life insurance policies we issue. Our general account supports the fixed account under the Policy. Western Reserve intends to sell this Policy in all states (except New York), Puerto Rico, Guam and the District of Columbia.

THE FIXED ACCOUNT

     The fixed account is part of Western Reserve's general account. We use general account assets to support our insurance and annuity obligations other than those funded by separate accounts. Subject to applicable law, Western Reserve has sole discretion over investment of the fixed account's assets. Western Reserve bears the full investment risk for all amounts contributed to the fixed account. Western Reserve guarantees that the amounts allocated to the fixed account will be credited interest daily at a net effective interest rate of at least 4.0%. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion. We have no specific formula for determining interest rates.

     Money you place in the fixed account will earn interest compounded daily at a current interest rate in effect at the time of your allocation. We may declare current interest rates from time to time. We may declare more than one interest rate for different money based upon the date of allocation or transfer to the standard fixed account. When we declare a higher current interest rate on amounts allocated to the fixed account, we guarantee the higher rate on those amounts for at least one year (the "guarantee period") unless those amounts are transferred to the loan reserve. At the end of the guarantee period we may declare a new current interest rate on those amounts and any accrued interest thereon. We will guarantee this new current interest rate for another guarantee period. We credit interest greater than 4.0% during any guarantee period at our sole discretion. You bear the risk that interest we credit will not exceed 4.0%.

     We allocate amounts from the fixed account for cash withdrawals, transfers to the subaccounts, or monthly deduction charges on a last in, first out basis ("LIFO") for the purpose of crediting interest.

     New Jersey residents: The fixed account is NOT available to you. You may not direct or transfer any premiums or cash value to the fixed account. The fixed account is used solely for Policy loans.

     THE FIXED ACCOUNT HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION AND THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE FIXED ACCOUNT.

THE SEPARATE ACCOUNT AND THE PORTFOLIOS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

THE SEPARATE ACCOUNT

     The separate account is divided into subaccounts, each of which invests in shares of a specific portfolio of the fund. These subaccounts buy and sell portfolio shares at net asset value without any sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

     Income, gains, and losses credited to, or charged against, a subaccount of the separate account reflect the subaccount's own investment experience and not the investment experience of our other assets. The separate account's assets may not be used to pay any of our liabilities other than those arising from the Policies. If the separate account's assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.

     The separate account may include other subaccounts that are not available under the Policies and are not discussed in this prospectus. We may substitute another subaccount, portfolio or insurance company separate account under the Policies if, in our judgment, investment in a subaccount or portfolio would no longer be possible or becomes inappropriate to the purposes of the Policies, or if investment in another subaccount or insurance company separate account is in the best interest of owners. No substitution shall take place without notice to owners and prior approval of the Securities and Exchange Commission (SEC) and insurance company regulators, to the extent required by the Investment Company Act of 1940 (the "1940 Act") and applicable law.

THE FUND

     The separate account invests in shares of the fund, a series mutual fund that is registered with the SEC as an open-ended management investment company. Such registration does not involve supervision of the management or investment practices or policies of the fund by the SEC.

     Currently, the portfolios of the fund corresponding to the subaccounts of the separate account are: WRL Alger Aggressive Growth, WRL VKAM Emerging Growth, WRL Janus Growth, WRL Janus Global, WRL AEGON Bond, WRL LKCM Strategic Total Return, WRL Federated Growth & Income, WRL J.P. Morgan Money Market, WRL Dean Asset Allocation, WRL GE U.S. Equity, WRL Third Avenue Value, WRL J.P. Morgan Real Estate Securities, WRL AEGON Balanced, WRL NWQ Value Equity, WRL C.A.S.E. Growth, WRL GE/Scottish Equitable International Equity, WRL Goldman Sachs Growth, WRL Goldman Sachs Small Cap, WRL T. Rowe Price Dividend Growth, WRL T. Rowe Price Small Cap, WRL Salomon All Cap, WRL Pilgrim Baxter Mid Cap Growth and WRL Dreyfus Mid Cap. Each portfolio's assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios. Thus, each portfolio operates as a separate investment fund, and the income or losses of one portfolio has no effect on the investment performance of any other portfolio. Pending any prior approval by a state insurance regulatory authority, certain subaccounts and corresponding portfolios may not be available to residents of some states.

     Each portfolio's investment objective(s) and policies are summarized below. THERE IS NO ASSURANCE THAT ANY OF THE PORTFOLIOS WILL ACHIEVE ITS STATED OBJECTIVE(S). Certain portfolios may have investment objectives and policies similar to other portfolios that are managed by the same investment adviser or manager. The investment results of the portfolios, however, may be higher or lower than those of such other portfolios. We do not guarantee or make any representation that the investment results of the portfolios will be comparable to any other portfolio, even those with the same investment adviser or manager.

You can find more detailed information about the portfolios, including a description of risks, in the fund prospectus. You should read the fund prospectus carefully.


PORTFOLIO                    SUB-ADVISER                        INVESTMENT OBJECTIVE
---------                    -----------                        --------------------
WRL ALGER             ->     Fred Alger                  ->   Seeks long-term capital
AGGRESSIVE                   Management, Inc.                 appreciation.
GROWTH (FORMERLY
AGGRESSIVE
GROWTH)

WRL VKAM              ->    Van Kampen                  ->    Seeks capital appreciation by
EMERGING                     Asset Management Inc.            investing primarily in common
GROWTH (FORMERLY                                              stocks of small and medium-sized
EMERGING GROWTH                                               companies.

WRL JANUS             ->    Janus Capital               ->    Seeks growth of capital.
GROWTH (FORMERLY             Corporation
GROWTH)

WRL JANUS             ->    Janus Capital               ->    Seeks long-term growth of capital
GLOBAL (FORMERLY             Corporation                      in a manner consistent with the
GLOBAL)                                                       preservation of capital.

WRL AEGON             ->    AEGON USA                   ->    Seeks the highest possible current
BOND (FORMERLY               Investment                       income within the confines of the
BOND)                        Management, Inc.                 primary goal of insuring the
                                                              protection of capital.

WRL LKCM              ->    Luther King Capital         ->    Seeks to provide current income,
STRATEGIC                    Management                       long-term growth of income and
TOTAL RETURN                 Corporation                      capital appreciation.
(FORMERLY
STRATEGIC TOTAL
RETURN)

WRL FEDERATED         ->    Federated Investment        ->    Seeks total return by investing in
GROWTH & INCOME              Counseling                       securities that have defensive
(FORMERLY GROWTH                                              characteristics.
& INCOME)

WRL J.P. MORGAN       ->    J.P. Morgan Investment      ->    Seeks to obtain maximum current
MONEY MARKET                 Management Inc.                  income consistent with preservation
(FORMERLY MONEY                                               tion of principal and maintenance
MARKET)                                                       of liquidity.

WRL DEAN ASSET
ALLOCATION
(FORMERLY TACTICAL      ->    Dean Investment             ->    Seeks preservation of capital and
ASSET ALLOCATION)              Associates                       competitive investment returns.

WRL GE U.S.             ->    GE Investment               ->    Seeks long-term growth of capital.
EQUITY                         Management
(FORMERLY                      Incorporated
U.S. EQUITY)

WRL THIRD               ->    EQSF Advisers, Inc.         ->    Seeks long-term capital
AVENUE VALUE                                                    appreciation.
(FORMERLY THIRD
AVENUE VALUE)

WRL J.P. MORGAN         ->    J.P. Morgan Investment      ->    Seeks long-term total return from
REAL ESTATE                    Management Inc.                  investments primarily in equity
SECURITIES                                                      securities of real estate companies.
(FORMERLY REAL                                                  Total return will consist of
ESTATE SECURITIES)                                              realized and unrealized capital
                                                                gains and losses plus income.

WRL AEGON               ->    AEGON USA                   ->    Seeks preservation of capital,
BALANCED                       Investment                       reduced volatility, and superior
(FORMERLY                      Management, Inc.                 long-term risk-adjusted returns.
BALANCED)

WRL NWQ VALUE           ->    NWQ Investment              ->    Seeks to achieve maximum,
EQUITY (FORMERLY               Management                       consistent total return with
VALUE EQUITY)                  Company, Inc.                    minimum risk to principal.

WRL C.A.S.E.            ->    C.A.S.E.                    ->    Seeks annual growth of capital
GROWTH (FORMERLY               Management, Inc.                 through investment in companies
C.A.S.E. GROWTH)                                                whose management, financial
                                                                resources and fundamentals appear
                                                                attractive on a scale measured
                                                                against each company's present
                                                                value.

WRL GE/SCOTTISH         ->    Scottish Equitable          ->    Seeks long-term growth of capital.
EQUITABLE                      Investment Management
INTERNATIONAL                  Limited and GE
EQUITY (FORMERLY               Investment Management
INTERNATIONAL                  Incorporated
EQUITY)

WRL GOLDMAN             ->    Goldman Sachs Asset         ->    Seeks long-term growth of capital.
SACHS GROWTH*                  Management, Inc.

PORTFOLIO                    SUB-ADVISER                        INVESTMENT OBJECTIVE
---------                    -----------                        --------------------
WRL GOLDMAN           ->    Goldman Sachs Asset         ->    Seeks long-term growth of capital.
SACHS SMALL CAP*             Management, Inc.

WRL T. ROWE           ->    T. Rowe Price               ->    Seeks to provide an increasing
PRICE DIVIDEND               Associates Inc.                  level of dividend income,
GROWTH*                                                       long-term capital appreciation and
                                                              reasonable current income through
                                                              investments primarily in dividend
                                                              paying stocks.

WRL T. ROWE           ->    T. Rowe Price               ->    Seeks long-term growth of capital
PRICE SMALL CAP*             Associates, Inc.                 by investing primarily in common
                                                              stocks of small growth companies.

WRL SALOMON ALL       ->    Salomon Brothers Asset      ->    Seeks capital appreciation.
CAP*                         Management, Inc.

WRL PILGRIM           ->    Pilgrim Baxter &            ->    Seeks capital appreciation.
BAXTER MID CAP               Associates, Ltd.
GROWTH*

WRL DREYFUS           ->    The Dreyfus                 ->    Seeks total investment returns
MID CAP*                     Corporation                      (including capital appreciation and
                                                              income) which consistently
                                                              outperform the S&P 400 Mid Cap
                                                              Index.

* SUBJECT TO STATE APPROVALS, THESE PORTFOLIOS WILL BE AVAILABLE FOR ALLOCATIONS OF NET PREMIUMS AND CASH VALUE ON OR ABOUT JULY 1, 1999. PLEASE CONTACT YOUR AGENT FOR INFORMATION REGARDING AVAILABILITY.

     WRL Management, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, a wholly-owned subsidiary of Western Reserve, serves as investment adviser to the fund and manages the fund in accordance with policies and guidelines established by the fund's Board of Directors. For certain portfolios, WRL Management has engaged investment sub-advisers to provide portfolio management services. WRL Management and each investment sub-adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended. See the fund prospectus for more information regarding WRL Management and the investment sub-advisers.

     In addition to the separate account, shares of the fund are also sold to other separate accounts that we (or our affiliates) establish to support variable annuity contracts and variable life insurance policies. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the fund simultaneously. Neither we nor the fund currently foresee any such disadvantages, either to variable life insurance policyowners or to variable annuity contract owners. However, the fund's Board of Directors will monitor events in order to identify any material conflicts between the interests of such variable life insurance policyowners and variable annuity contract owners, and will determine what action, if any, it should take. Such action could include the sale of the fund's shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example, (1) changes in state insurance laws,
(2) changes in federal income tax laws, or (3) differences in voting instructions between those given by variable life insurance policyowners and those given by variable annuity contract owners.

     If the fund's Board of Directors were to conclude that separate funds should be established for variable life insurance and variable annuity separate accounts, Western Reserve will bear the attendant expenses, but variable life insurance policyowners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined fund.

ADDITION, DELETION, OR SUBSTITUTION OF INVESTMENTS

     We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which the Policy belongs. We also reserve the right, subject to compliance with applicable law, to add to, delete from, or substitute the investments that are held by any subaccount, or that any subaccount may purchase. We will only add, delete or substitute shares of another portfolio of the fund (or of another open-end, registered investment company) if the shares of a portfolio are no longer available for investment, or if in our judgement further investment in any portfolio would become inappropriate in view of the purposes of the separate account. We will not add, delete or substitute any shares attributable to your interest in a subaccount without notice to and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. We may also decide to purchase for the separate account securities from other portfolios.

     We also reserve the right to establish additional subaccounts of the separate account, each of which would invest in a new portfolio of the fund, or in shares of another investment company, with a specified investment objective. We may establish new subaccounts when, in our sole discretion, marketing, tax or investment conditions warrant. We will make any new subaccounts available to existing owners on a basis we determine. We may also eliminate one or more subaccounts for the same reasons as stated above.

     In the event of any such substitution or change, we may make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If we deem it to be in the best interests of persons having voting rights under the Policies, and when permitted by law, the separate account may be (1) operated as a management company under the 1940 Act, (2) deregistered under the 1940 Act in the event such registration is no longer required, (3) managed under the direction of a committee, or
(4) combined with one or more other separate accounts, or subaccounts.

PLEASE READ THE ATTACHED FUND PROSPECTUS TO OBTAIN MORE COMPLETE INFORMATION REGARDING THE PORTFOLIOS.

YOUR RIGHT TO VOTE PORTFOLIO SHARES

     Even though we are the legal owner of the portfolio shares held in the subaccounts, and have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as policyowners instruct, so long as such action is required by law.

     Before a vote of a portfolio's shareholders occurs, you will receive voting materials from us. We will ask you to instruct us on how to vote and to return your proxy to us in a timely manner. You will have the right to instruct us on the number of portfolio shares that corresponds to the amount of cash value you have in that portfolio (as of a date set by the portfolio).

     If we do not receive voting instructions on time from some policyowners, we will vote those shares in the same proportion as the timely voting instructions we receive. Should federal securities laws, regulations and interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under federal regulation, we may disregard certain owner voting instructions. If we ever disregard voting instructions, we will send you a summary in the next annual report to policyowners advising you of the action and the reasons we took such action.

THE POLICY
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PURCHASING A POLICY

     To purchase a Policy, you must submit a completed application and an initial premium to us. You may also send the application and initial premium to us through any licensed life insurance agent who is also a registered representative of a broker-dealer having a selling agreement with AFSG Securities Corporation, the principal underwriter for the Policy.

     Our address for applications submitted by World Marketing Alliance distribution systems is:
                          Western Reserve
                          P.O. Box 628069
                          Orlando, Florida 32862-8069

Everyone else should submit applications to:
                          Western Reserve
                          P.O. Box 628078
                          Orlando, Florida 32862-8078

     We determine the specified amount for a Policy based on the initial premium paid and other characteristics of the proposed insured(s), such as age, gender and rate class. Our current minimum specified amount for a Policy for issue ages 0-45 is generally $50,000. It declines to $25,000 for issue ages 46-75. We will generally only issue a Policy to you if you provide sufficient evidence that the insured meets our insurability standards. Your application is subject to our underwriting rules, and we may reject any application for any reason permitted by law. We will not issue a Policy to you if the insured is over age 75.

The insured must be insurable and acceptable to us under our underwriting rules on the later of:

     o    the date of your application; or

     o the date the insured completes all of the medical tests and examinations that we require.

UNDERWRITING STANDARDS

     This Policy uses mortality tables that distinguish between men and women. As a result, the Policy pays different benefits to men and women of the same age. Montana prohibits our use of actuarial tables that distinguish between men and women to determine premiums and policy benefits for policies issued on the lives of its residents. Therefore, we will base the premiums and benefits in Policies that we issue in Montana, to insure residents of that state, on actuarial tables that do not differentiate on the basis of gender.

     Your cost of insurance charge will depend on the insured's rate class. We currently place insureds into the following standard rate classes:

     o    ultimate select, non-tobacco use;
     o    select, non-tobacco use;
     o    ultimate standard, tobacco use; and
     o    standard, tobacco use.

     We also place insureds in various sub-standard rate classes, which involve a higher mortality risk and higher charges. We generally charge higher rates for insureds who use tobacco. We charge lower cost of insurance rates for insureds who are in an "ultimate class."

WHEN INSURANCE COVERAGE TAKES EFFECT

     Full insurance coverage under the Policy will take effect only if the insured(s) is alive and in the same condition of health as described in the application when the Policy is delivered to the owner, and if the initial premium is paid.

     CONDITIONAL INSURANCE COVERAGE. If you pay the full initial premium listed in the conditional receipt attached to the application, and we deliver the conditional receipt to you, the insured will have conditional insurance coverage under the terms of the conditional receipt. Conditional insurance coverage is void if the check or draft you gave us to pay the initial premium is not honored when we first present it for payment.


 THE AMOUNT OF                  o     the specified amount applied for; or
 CONDITIONAL INSURANCE          o     $300,000 reduced by all amounts payable
 COVERAGE IS THE LESSER OF:           under all other life insurance or
                                      accidental death benefits that the insured has in force or pending with us.

 CONDITIONAL LIFE INSURANCE     o     the date of your application; or
 COVERAGE BEGINS ON THE         o     the date the insured completes all of the
 LATER OF:                            medical tests and examinations that we
                                      require.

 CONDITIONAL LIFE INSURANCE     o     the date we determine the insured has
 COVERAGE TERMINATES                  satisfied our underwriting requirements
 AUTOMATICALLY, AND                   (the Policy date); or
 WITHOUT NOTICE, ON THE         o     10 days following our offer of insurance,
 EARLIEST OF:                         on any personproposed, under a different
                                      plan or at an increased premium or
                                      different rate class; or
                                o     at the end of the fraction of a year which
                                      the payment bears to the premium required to provide one month of insurance in the amount as described above; or
                                o     60 days from the beginning of conditional
                                      insurance coverage.

Conditional life insurance coverage is void if the application contains any material misrepresentation or is fraudulently completed. Benefits will also be denied if any proposed insured commits suicide.

     FULL INSURANCE COVERAGE AND ALLOCATION OF NET PREMIUMS. Once we determine that the insured meets our underwriting requirements, full insurance coverage will begin and we will begin to make the monthly deductions from your net premium. This date is the Policy date. On the Policy date, we will allocate your initial net premium, minus monthly deductions to the WRL J.P. Morgan Money Market subaccount. On the record date, which is the date we record your Policy on our books as an in force Policy, we will allocate your cash value from the WRL J.P. Morgan Money Market subaccount to the accounts you elect on your application.

     On any day we credit net premiums or transfer cash value to a subaccount, we will convert the dollar amount of the net premium (or transfer) into subaccount units at the unit value for that subaccount, determined at the end of the day. We will credit amounts to the subaccounts only on a valuation date, that is, on a date the New York Stock Exchange ("NYSE") is open for trading. See Policy Values p. 27.

OWNERSHIP RIGHTS

     The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy. The owner is the insured unless the application specifies a different person as the insured. If the owner dies before the insured and no contingent owner is named, then ownership of the Policy will pass to the owner's estate. The owner may exercise certain rights described below.

 CHANGING THE     o     Change the owner by providing written notice to us at
 OWNER                  any time while the insured is alive and the Policy is in
                        force.
                  o     Change is effective as of the date that the written
                        notice is signed.
                  o     Changing the owner does not automatically change the
                        beneficiary.
                  o     Changing the owner may have tax consequences. You should
                        consult a tax advisor before changing the owner.
                  o     We are not liable for payments we made before we
                        received the written notice.

 CHOOSING THE     o     The owner designates the beneficiary (the person to
 BENEFICIARY            receive the death benefit when the insured dies) in the
                        application.
                  o     If the owner designates more than one beneficiary, then
                        each beneficiary shares equally in any death benefit proceeds unless the beneficiary designation states otherwise.
                  o     If the beneficiary dies before the insured, then any
                        contingent beneficiary becomes the beneficiary.
                  o     If both the beneficiary and contingent beneficiary die
                        before the insured, then the death benefit will be paid to the owner or the owner's estate upon the insured's death.

 CHANGING THE     o     The owner changes the beneficiary by providing us with a
 BENEFICIARY            written notice.
                  o     Change is effective as of the date the owner signs the
                        written notice.
                  o     We are not liable for any payments we made before we
                        received the written notice.

 ASSIGNING THE    o     The owner may assign Policy rights while the insured is
 POLICY                 alive.
                  o     The owner retains any ownership rights that are not
                        assigned.
                  o     Assignee may not change the owner or the beneficiary,
                        and may not elect or change an optional method of payment. Any amount payable to the assignee will be paid in a lump sum.

                  o Claims under any assignment are subject to proof of interest and the extent of the assignment.
                  o Assigning the Policy may have tax consequences. You should consult a tax advisor before assigning the Policy.
                  o     We are not:
                        ->     bound by any assignment unless we receive a
                               written notice of the assignment
                        ->     responsible for the validity of any assignment
                        ->     liable for any payment we made before we received
                               written notice of the assignment
                        ->     bound by any assignment which results in adverse
                               tax consequences to the owner, insured(s) or beneficiary(ies)

CANCELING A POLICY

     You may cancel a Policy for a refund during the "free-look period" by returning it to our office, to one of our branch offices or to the agent who sold you the Policy. The free-look period expires 10 days after you receive the Policy. In some states you may have more than 10 days. If you decide to cancel the Policy during the free-look period, we will treat the Policy as if it had never been issued. We will pay the refund within seven days after we receive the returned Policy. The amount of the refund will be:

     o    any charges and taxes we deduct from your premiums; PLUS
     o any monthly deductions or other charges we deducted from amounts you allocated to the subaccounts and the fixed account; PLUS
     o your cash value in the subaccounts and the fixed account on the date we (or our agent) receive the returned Policy.

     Some states may require us to refund the premiums you paid.


PREMIUMS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PREMIUM FLEXIBILITY

     You generally have flexibility to determine the frequency and the amount of the premiums you pay. Unlike conventional insurance policies, you do not have to pay your premiums according to a rigid and inflexible premium schedule. Before we issue the Policy to you, we may require you to pay a premium at least equal to a minimum monthly guarantee premium set forth in your Policy. Thereafter (subject to the limitations described below), you may make unscheduled premium payments at any time and in any amount. Under some circumstances, you may be required to pay extra premiums to prevent a lapse. Your minimum monthly guarantee premium may change if you request a change in your Policy. If this happens, we will notify you of the new minimum monthly guarantee premium.

PLANNED PERIODIC PAYMENTS

     You will determine a planned periodic payment schedule which allows you to pay level premiums at fixed intervals over a specified period of time. You are not required to pay premiums according to this schedule. You may change the amount, frequency, and the time period over which you make your planned periodic payments.

     Even if you make your planned periodic payments on schedule, your Policy may still lapse. The duration of your Policy depends on the Policy's net surrender value. If the net surrender value is not high enough to pay the monthly deduction (and your no lapse period expired) then your Policy will lapse (unless you make the payment we specify during the 61-day grace period). See Policy Lapse and Reinstatement p. 49.

NO LAPSE PERIOD

     During the first three Policy years, your Policy will remain in force and no grace period will begin, even if your net surrender value is too low to pay the monthly deduction, so long as:

     o    you have not increased the specified amount; OR
     o    you have not added any riders; AND
     o the total amount of the premiums you paid (minus any withdrawals and outstanding loans) is equal to or exceeds:
          -> the minimum monthly guarantee premium stated in your Policy, MULTIPLIED BY
          -> the number of months since the Policy date, including the current month.

PREMIUM LIMITATIONS

     Premium payments must be at least $50 ($1,000 if by wire). We may return premiums less than $50. We will not allow you to make any premium payments that would cause the total amount of the premiums you pay to exceed the current maximum premium limitations which qualify the Policy as life insurance according to federal tax laws. This maximum is set forth in your Policy. If you make a payment that would cause your total premiums to be greater than the maximum premium limitations, we will return the excess portion of the premium payment. We will not allow you to make additional premium payments until they are allowed by the maximum premium limitations.

MAKING PREMIUM PAYMENTS

     We will consider any payments you make to be premium payments, unless you clearly mark them as loan repayments. We will deduct certain charges from your premium payments (see Premium Charges p. 34). We will accept premium payments by wire transfer. If you wish to make payments by wire transfer, you should instruct your bank to wire federal funds to us. Please contact us at 1-800-851-9777 for complete wire instructions.

     TAX-FREE EXCHANGES ("1035 Exchanges"). We will accept part of your initial premium money from one contract that qualifies for a tax-free exchange under
Section 1035 of the

Internal Revenue Code. If you contemplate such an exchange, you should consult a competent tax advisor to learn the potential tax effects of such a transaction.

     Subject to our underwriting requirements, we will permit you to make one additional cash payment within three business days of our receipt of the proceeds from the 1035 Exchange before we determine your Policy's specified amount.

ALLOCATING PREMIUMS

     You must instruct us on how to allocate your net premium among the subaccounts and the fixed account. (New Jersey residents: The fixed account is NOT available to you. You may not direct or transfer any money to the fixed account.) You must follow these guidelines:

     o    Allocation percentages must be in whole numbers;
     o If you select dollar cost averaging, you must have at least $10,000 in each subaccount from which we will make transfers and you must transfer at least a total of $1,000 monthly; and
     o If you select asset rebalancing, the cash value of your Policy, if an existing Policy, or your minimum initial premium, if a new Policy, must be at least $10,000.

     You may change the allocation instructions for additional premium payments without charge at any time by writing us or calling us at 1-800-851-9777. Upon instructions from you, the registered representative/agent of record for your Policy may also change your allocation instructions for you. In the future, we may decide that the minimum amount you can allocate to a particular subaccount is 10% of a net premium payment (currently not required). We reserve the right to limit the number of premium allocation changes to once per Policy year.

     Whenever you direct money into a subaccount, we will credit your Policy with the number of units for that subaccount that can be bought for the dollar payment. We price each subaccount unit using the unit value determined at the end of the day after the closing of the NYSE (usually at 4:00 p.m. Eastern time). We will credit amounts to the subaccounts only on a valuation date, that is, on a date the NYSE is open for trading. See Policy Values below. Your cash value will vary with the investment experience of the subaccounts in which you invest. YOU BEAR THE INVESTMENT RISK FOR AMOUNTS YOU ALLOCATE TO THE SUBACCOUNTS.

     You should periodically review how your cash value is allocated among the subaccounts and the fixed account because market conditions and your overall financial objectives may change.

POLICY VALUES
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

 CASH VALUE         o     serves as the starting point for calculating values
                          under a Policy.
                    o     equals the sum of all values in each subaccount and
                          the fixed account.
                    o     is determined on the Policy date and on each valuation
                          date.
                    o     has no guaranteed minimum amount and may be more or
                          less than premiums paid.

NET SURRENDER VALUE

     The net surrender value is the amount we pay when you surrender your Policy. We determine the net surrender value at the end of the valuation period when we receive your written surrender request.

 NET SURRENDER      o     the cash value as of such date; MINUS
 VALUE ON ANY       o     any surrender charge as of such date; MINUS
 VALUATION DATE     o     any outstanding Policy loan(s); PLUS
 EQUALS:            o     any interest you paid in advance on the loan(s) for
                          the period between the date of the surrender and the next Policy anniversary.

SUBACCOUNT VALUE

     Each subaccount's value is the cash value in that subaccount. At the end of any valuation period, the subaccount's value is equal to the number of units that the Policy has in the subaccount, multiplied by the unit value of that subaccount.

 THE NUMBER OF      o     the initial units purchased at unit value on the
 UNITS IN ANY             Policy date; PLUS
 SUBACCOUNT ON      o     units purchased with additional net premium(s); PLUS
 ANY VALUATION      o     units purchased via transfers from another subaccount
 DATE EQUALS:             or the fixed account; MINUS
                    o     units redeemed to pay for monthly deductions; MINUS
                    o     units redeemed to pay for partial withdrawals; MINUS
                    o     units redeemed as part of a transfer to another
                          subaccount or the fixed account.

     Every time you allocate, transfer or withdraw money to or from a subaccount, we convert that dollar amount into units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the allocation, transfer or cash withdrawal by the unit value for that subaccount at the end of the valuation period.

SUBACCOUNT UNIT VALUE

     The value (or price) of each subaccount unit will reflect the investment performance of the portfolio in which the subaccount invests. Unit values will vary among subaccounts. The unit value of each subaccount was originally established at $10 per unit. The unit value will increase or decrease from one valuation period to the next.

 THE UNIT VALUE        o     the total value of the portfolio shares held in the
 OF ANY                      subaccount, determined by multiplying the number of
 SUBACCOUNT AT               portfolio shares owned by the subaccount times the
 THE END OF A                portfolio's net asset value per share determined at
 VALUATION                   the end of the valuation period; MINUS
 PERIOD                o     a deduction for the mortality and expense risk
 IS CALCULATED AS:           charge; MINUS
                       o     the accrued amount of reserve for any taxes or
                             other economic burden resulting from applying tax laws that we determine to be properly attributable to the subaccount; AND THE RESULT DIVIDED BY
                       o     the number of outstanding units in the subaccount.

     The portfolio in which any subaccount invests will determine its net asset value per share once daily, as of the close of the regular business session of the NYSE (usually 4:00 p.m. Eastern time), which coincides with the end of each valuation period.

FIXED ACCOUNT VALUE

     On the record date, the fixed account value is equal to the cash value allocated to the fixed account from the WRL J.P. Morgan Money Market subaccount.

 THE FIXED ACCOUNT       o     the sum of net premium(s) allocated to the fixed
 VALUE AT THE END OF           account; PLUS
 ANY VALUATION           o     any amounts transferred to the fixed account;
 PERIOD IS EQUAL TO:           PLUS
                         o     total interest credited to the fixed account;
                               MINUS
                         o     amounts charged to pay for monthly deductions;
                               MINUS
                         o     amounts withdrawn or surrendered from the fixed
                               account; MINUS
                         o     amounts transferred from the fixed account to a
                               subaccount.

     New Jersey residents: The fixed account value at the end of any valuation period is equal to:

     o any amounts transferred from a subaccount to the fixed account to establish a loan reserve; PLUS
     o    total interest credited to the loan reserve.


TRANSFERS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

GENERAL


     You or your agent/registered representative of record may make transfers among the subaccounts or from the subaccounts to the fixed account. We determine the amount you have available for transfers at the end of the valuation period when we receive your transfer request. WE MAY MODIFY OR REVOKE THE TRANSFER PRIVILEGE AT ANY TIME. The following features apply to transfers under the Policy:


     /checkmark/ You may make an unlimited number of transfers in a Policy year among the subaccounts.

     /checkmark/ You may make one transfer from the fixed account in a Policy year.

     /checkmark/ You may request transfers in writing (in a form we accept), by fax or by telephone.

     /checkmark/ There is no minimum amount that must be transferred.

     /checkmark/ There is no minimum amount that must remain in a subaccount after a transfer.

     /checkmark/ We deduct a $10 charge from the amount transferred for each transfer in excess of 12 transfers in a Policy year.

     /checkmark/ We consider all transfers made in any one day to be a single transfer.

     /checkmark/ Transfers resulting from loans, conversion rights, reallocation of cash value immediately after the record date, and transfers from the fixed account are NOT treated as transfers for the purpose of the transfer charge.

     /checkmark/ Transfers under dollar cost averaging and asset rebalancing are treated as transfers for purposes of the transfer charge.

     The Policy's transfer privilege is not intended to afford policyowners a way to speculate on short-term movements in the market. Excessive use of the transfer privilege can disrupt the management of the portfolios and increase transaction costs. Accordingly, we have established a policy of limiting excessive transfer activity. We will limit transfer activity to two substantive transfers (at least 30 days apart) from each portfolio, except from WRL J.P. Morgan Money Market. We interpret "substantive" to mean either a dollar amount large enough to have a negative impact on a portfolio's operations or a series of movements between portfolios. We will not limit non-substantive transfers.

     Your Policy, as applied for and issued, will automatically receive telephone transfer privileges unless you provide other instructions. The telephone transfer privileges allow you to give authority to the registered representative or agent of record for your Policy to make telephone transfers and to change the allocation of future payments among the subaccounts and the fixed account on your behalf according to your instructions. To make a telephone transfer, you may call us at 1-800-851-9777 or fax your instructions to 727-299-1667.

     Please note the following regarding telephone or fax transfers:

     -> We are not liable for any loss, damage, cost or expense from complying with telephone instructions we reasonably believe to be authentic. You bear the risk of any such loss.
     -> We will employ reasonable procedures to confirm that telephone instructions are genuine.
     -> Such procedures may include requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of transactions to owners, and/or tape recording telephone instructions received from owners.
     ->   We may also require written confirmation of your request.
     -> If we do not employ reasonable confirmation procedures, we may be liable for losses due to unauthorized or fraudulent instructions.
     -> If you do not want the ability to make telephone transfers, you should notify us in writing.
     -> Telephone or fax requests must be received before 4:00 p.m. Eastern time to assure same-day pricing of the transaction.
     -> We will not be responsible for any transmittal problems when you fax us your request unless you report it to us within five business days and send us proof of your fax transmittal.
     ->   We may discontinue this option at any time.

     We will process any transfer request we receive before the NYSE closes (usually 4:00 p.m. Eastern time) using the subaccount unit value determined at the end of that session of the NYSE. If we receive the transfer request after the NYSE closes, we will process the request using the subaccount unit value determined at the close of the next regular business session of the NYSE.

FIXED ACCOUNT TRANSFERS

     You may make one transfer per Policy year from the fixed account unless you select dollar cost averaging from the fixed account. We reserve the right to require that you make the transfer request in writing. We must receive the transfer request no later than 30 days after a Policy anniversary. We will make the transfer on the date we receive the written request. Depending on when your Policy was issued,* the maximum amount you may transfer may be limited to the greater of:

     ->   25% of the amount in the fixed account; or
     -> the amount you transferred from the fixed account in the immediately prior Policy year.

     New Jersey residents: The fixed account is NOT available to you. You may not direct or transfer any money to the fixed account.

* If your Policy was issued before September 1, 1994, there is no limit on the amount that you can transfer from the fixed account. If your Policy was issued on or after September 1, 1994 (in all states that approved this change), you are subject to the transfer limitation set forth above.


CONVERSION RIGHTS

     If, within 24 months of your Policy date, you transfer all of your subaccount values to the fixed account, then we will not charge you a transfer fee, even if applicable. You must make your request in writing.

DOLLAR COST AVERAGING

     Dollar cost averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of your premium into the subaccounts over a period of time. This potentially allows you to reduce the risk of investing most of your premium into the subaccounts at a time when prices are high. The success of this strategy is not assured and depends on market trends. You should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high. We make no guarantee that dollar cost averaging will result in a profit or protect you against a loss.

     Under dollar cost averaging, we automatically transfer a set dollar amount from the WRL J.P. Morgan Money Market subaccount, the WRL AEGON Bond subaccount, the fixed account, or any combination of these to a subaccount that you choose. We will make the transfers monthly as of the end of the valuation date. We will make the first transfer in the month after we receive your request, provided that we receive the form by the 25th day of the month.

 TO START DOLLAR COST   ->     you must submit a completed form to us requsting
 AVERAGING:                    dollar cost averaging;
                        ->     you must have at least $10,000 in each account
                               from which we will make transfers;
                        ->     your total transfers each month under dollar cost
                               averaging must be at least $1,000; and
                        ->     each month, you may not transfer more than
                               one-tenth of the amount that was in your fixed account at the beginning of dollar cost averaging.

     There is no charge for dollar cost averaging. However, each transfer under dollar cost averaging counts towards your 12 free transfers each year.

 DOLLAR                 ->     we receive your request to cancel your
 COST AVERAGING                participation;
 WILL TERMINATE IF:     ->     the value in the accounts from which we make the
                               transfers is depleted;
                        ->     you elect to participate in the asset rebalancing
                               program; OR
                        ->     you elect to participate in any asset allocation
                               services provided by a third party.

     We may modify, suspend, or discontinue dollar cost averaging at any time.

ASSET REBALANCING PROGRAM

     We also offer an asset rebalancing program under which you may transfer amounts periodically to maintain a particular percentage allocation among the subaccounts. Cash value allocated to each subaccount will grow or decline in value at different rates. The asset rebalancing program automatically reallocates the cash value in the subaccounts at the end of each period to match your Policy's currently effective premium allocation schedule. Cash value in the fixed account and the dollar cost averaging program is not available for this program. This program does not guarantee gains. A subaccount may still have losses.

     You may elect asset rebalancing to occur on each quarterly, semi-annual or annual anniversary of the Policy date. Once we receive the asset rebalancing request form, we will effect the initial rebalancing of cash value on the next such anniversary, in accordance with the Policy's current premium allocation schedule. We will credit the amounts transferred at the unit value next determined on the dates the transfers are made. If a day on which rebalancing would ordinarily occur falls on a day on which the NYSE is closed, rebalancing will occur on the next day the NYSE is open.

 TO START               ->     you must submit a completed asset rebalancing
 ASSET REBALANCING:            request form to us before the maturity date; and
                        ->     you must have a minimum cash value of $10,000 or
                               make a $10,000 initial premium payment.

     There is no charge for the asset rebalancing program. However, each reallocation we make under the program counts towards your 12 free transfers each year.

 ASSET REBALANCING     ->     you elect to participate in the dollar cost
 WILL CEASE IF:               averaging program;
                       ->     we receive your request to discontinue
                              participation;
                       ->     you make ANY transfer to or from any subaccount
                              other than under a scheduled rebalancing; OR
                       ->     you elect to participate in any asset allocation
                              services provided by a third party.

     You may start and stop participating in the asset rebalancing program at any time; but we may restrict your right to re-enter the program to once each Policy year. If you wish to resume the asset rebalancing program, you must complete a new request form. We may modify, suspend, or discontinue the asset rebalancing program at any time.

THIRD PARTY ASSET ALLOCATION SERVICES

     We may provide administrative or other support services to independent third parties you authorize to conduct transfers on your behalf, or who provide recommendations as to how your subaccount values should be allocated. This includes, but is not limited to, transferring subaccount values among subaccounts in accordance with various investment allocation strategies that these third parties employ. These independent third parties may or may not be appointed Western Reserve agents for the sale of Policies. WESTERN RESERVE DOES NOT ENGAGE ANY THIRD PARTIES TO OFFER INVESTMENT ALLOCATION SERVICES OF ANY TYPE, SO THAT PERSONS OR FIRMS OFFERING SUCH SERVICES DO SO INDEPENDENT FROM ANY AGENCY RELATIONSHIP THEY MAY HAVE WITH WESTERN RESERVE FOR THE SALE OF POLICIES. WESTERN RESERVE THEREFORE TAKES NO RESPONSIBILITY FOR THE INVESTMENT ALLOCATIONS AND TRANSFERS TRANSACTED ON YOUR BEHALF BY SUCH THIRD PARTIES OR ANY INVESTMENT ALLOCATION RECOMMENDATIONS MADE BY SUCH PARTIES. Western Reserve does not currently charge you any additional fees for providing these support services. Western Reserve reserves the right to discontinue providing administrative and support services to owners utilizing independent third parties who provide investment allocation and transfer recommendations.


CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     This section describes the charges and deductions that we make under the Policy to compensate for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume.


 SERVICES AND BENEFITS WE      o     the death benefit, cash withdrawal and loan
 PROVIDE UNDER THE POLICY:           benefits;
                               o     investment options, including premium
                                     allocations;
                               o     administration of elective options; and
                               o     the distribution of reports to owners.

 COSTS AND EXPENSES     o     costs associated with processing and underwriting
 WE INCUR:                    applications;
                        o     expenses of issuing and administering the Policy
                              (including any Policy riders);
                        o     overhead and other expenses for providing services
                              and benefits, sales commissions and marketing expenses; and
                        o     other costs of doing business, such as collecting
                              premiums, maintaining records, processing claims, effecting transactions, and paying federal, state and local premium and other taxes and fees.

 RISKS WE ASSUME:       o     that the charges we may deduct may be insufficient
                              to meet our actual claims because insureds die sooner than we estimate; and
                        o     that the costs of providing the services and
                              benefits under the Policies may exceed the charges we are allowed to deduct.

PREMIUM CHARGES

     Before we allocate the net premiums you make, we will deduct the following charges.

 PREMIUM EXPENSE        o     This charge equals:
 CHARGE                       ->     6.0% of premiums during the first ten
                                     Policy years; and
                              ->     2.5% of premiums thereafter.
                        o     This charge compensates us for distribution
                              expenses and state premium taxes.

 PREMIUM COLLECTION     o     This charge equals $2.00 per premium payment.
 CHARGE                 o     This charge compensates us for premium billing and
                              collection costs.
                        o     We will not increase this charge.

MONTHLY DEDUCTION

     We take a monthly deduction from the cash value on the Policy date and on each monthly anniversary. We deduct this charge from each subaccount and the fixed account in accordance with the current premium allocation instructions. If the value of any account is insufficient to pay that account's portion of the monthly deduction, we will take the monthly deduction on a pro rata basis from all accounts (i.e., in the same proportion that the value in each subaccount and the fixed account bears to the total cash value on the Monthiversary). Because portions of the monthly deduction (such as cost of insurance) can vary monthly, the monthly deduction will also vary.

 MONTHLY DEDUCTION     The total we deduct each month is equal to:
                            o     the monthly Policy charge; PLUS
                            o     the monthly cost of insurance charge; PLUS
                            o the monthly charge for any riders attached to the Policy.

 MONTHLY POLICY             o     This charge equals $5.00 each Policy month.
 CHARGE                     o     We may waive this charge if you purchase
                                  additional policies.
                            o     This charge compensates us for administrative
                                  expenses such as recordkeeping, processing death benefit claims and Policy changes, and overhead costs.
                            o     We will not increase this charge.

 COST OF INSURANCE     We deduct this charge each month. It varies each month
 CHARGE                and is equal to:
                            o     the cost of insurance rates; MULTIPLIED BY
                            o the net amount at risk for your Policy on the Monthiversary.

                       The net amount at risk is equal to:
                            o the death benefit at the beginning of the month; DIVIDED BY
                            o 1.0032737 (this factor reduces the net amount at risk, for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4%); MINUS
                            o     the cash value at the beginning of the month.

     We base the cost of insurance rates on the insured's attained age, gender, and rate class, and the length of time that the Policy has been in force. The actual monthly cost of insurance rates are based on our expectations as to future mortality experience. The rates will never be greater than the guaranteed amount stated in your Policy. These guaranteed rates are based on the 1980 Commissioners Standard Ordinary (C.S.O.) Mortality Tables and the insured's attained age and rate class. For standard rate classes, these guaranteed rates will never be greater than the rates in the C.S.O. tables. We may also guarantee a rate for a specific period of time (E.G. one year). For a listing of rate classes, see Underwriting Standards p. 21.

     We may issue certain Policies on a simplified or expedited basis. The cost of insurance rates for Policies we issue on this basis will be no higher than the guaranteed rates for select, non-tobacco use or standard, tobacco use categories. However, these rates may be higher or lower than current rates charged under otherwise identical Policies that are using standard underwriting criteria.

 OPTIONAL INSURANCE        The monthly deduction will include charges for any
 RIDERS                    optional insurance benefits you add to your Policy by
                           rider (see Supplemental Benefits p. 57).

 MORTALITY AND EXPENSE     We deduct a daily charge from your cash value in each
 RISK CHARGE               subaccount to compensate us for certain mortality and
                           expense risks we assume. This charge is equal to:
                                o     your Policy's cash value in each
                                      subaccount MULTIPLIED BY
                                o the daily pro rata portion of the annual mortality and expense risk charge rate of 0.90% (this annual rate is equal to 0.90% of the average daily net assets of each subaccount).

     The mortality risk is that an insured will live for a shorter time than we project. The expense risk is that the expenses that we incur will exceed the administrative charge limits we set in the Policy.

     If this charge does not cover our actual costs, we absorb the loss. Conversely, if the charge more than covers actual costs, the excess is added to our surplus. We expect to profit from this charge. We may use any profits to cover distribution costs.

SURRENDER CHARGE

     If you totally surrender your Policy during the first 15 years, we deduct a surrender charge from your cash value and pay the remaining cash value (less any outstanding loan amounts) to you. If you increase the specified amount, we deduct an additional surrender charge for the 15 years following the increase. The payment you receive is called the net surrender value. We reduce the surrender charge at older ages in compliance with state laws.

     THE SURRENDER CHARGE MAY BE SIGNIFICANT. YOU SHOULD CALCULATE THIS CHARGE CAREFULLY BEFORE YOU CONSIDER A SURRENDER. Under some circumstances the level of the surrender charge might result in no net surrender value available if you surrender your Policy in the first few Policy years. This will depend on a number of factors, but is more likely if:

     o you pay premiums equal to or not much higher than the minimum monthly guarantee premium shown in your Policy, or
     o    investment performance is too low.


 SURRENDER CHARGE          The surrender charge is equal to:
                                o     the DEFERRED ISSUE CHARGE; plus
                                o     the DEFERRED SALES CHARGE; multiplied by
                                o     the SURRENDER CHARGE PERCENTAGE.

     The DEFERRED ISSUE CHARGE is $5.00 MULTIPLIED BY each $1,000 of the initial specified amount stated in your Policy and any later increase in specified amount in effect at the time of surrender. This charge helps us recover the underwriting, processing and start-up expenses that we incur in connection with the Policy and the separate account.


     The DEFERRED SALES CHARGE equals:

     o 26.5% MULTIPLIED BY the total premiums paid UP TO the guideline premium shown in your Policy; PLUS
     o a percentage, which varies depending on the insured's issue age and gender (see table below), MULTIPLIED BY the total premiums paid IN EXCESS OF the guideline premium ("excess premium charge").


                     ISSUE AGE RANGE
                  MALE AND                EXCESS PREMIUM
                  UNISEX*      FEMALE         CHARGE
                  -------      ------         ------
                    0-55        0-62           4.2%
                   56-63       63-69           3.7%
                   64-68       70-74           3.1%
                   69-73          75           2.5%
                   74-75                       2.0%

* The reference to "unisex" is included for purposes of states which prohibit the use of actuarial tables that distinguish between men and women to determine premiums and policy benefits for policies issued on the lives of their residents.

The deferred sales charge helps us recover distribution expenses that we incur in connection with the Policy, including agent sales commissions and printing and advertising costs. The proceeds of this charge may not be sufficient to cover these expenses. To the extent they are not, Western Reserve will cover the shortfall from its general account assets, which may include profits from the mortality and expense risk charge under the Policy.

     To determine the surrender charge, we apply the SURRENDER CHARGE PERCENTAGE to the sum of the DEFERRED ISSUE CHARGE and the DEFERRED SALES CHARGE. In Policy years 1-10 this percentage is 100% for male insureds at issue ages 0-65 and female insureds at issue ages 0-70 and then declines at the rate of 20% per year until reaching zero at the end of the 15th Policy year. Percentages for the Protector Plus ProgramSM are different than those shown below.

                         SURRENDER CHARGE PERCENTAGES
                            MALES ISSUE AGES 0 - 65
                           FEMALES ISSUE AGES 0 - 70

                     SURRENDER CHARGE PERCENTAGE
                     END OF POLICY YEAR*            PERCENTAGE
                     -------------------            ----------
                      At Issue                          100%
                      1-10                              100%
                      11                                 80%
                      12                                 60%
                      13                                 40%
                      14                                 20%
                      15                                  0%
                      16+                                 0%

     * The percentage on any date other than an anniversary will be interpolated between the two end of year percentages.

     For insureds with older issue ages, the surrender charge percentage is less than 100% at the end of the 10th Policy year and then declines to 0% at the end of the 15th Policy year. Therefore, the surrender charge will be less if you surrender the Policy during the 11th through the 15th Policy year. There is no surrender charge if the Policy is surrendered after the 15th Policy year unless you increase the specified amount. See Additional Surrender Charge on Increases in Specified Amount, p. 39 .

o SURRENDER CHARGE EXAMPLE 1: Assume a male insured purchases the Policy at issue age 35 for $100,000 of specified amount, paying the guideline premium of $1,007, and an additional premium amount of $493 in excess of the guideline premium, for a total premium of $1,500 per year for four years ($6,000 total for four years), and then surrenders the Policy. The surrender charge would be calculated as follows:

  (a)     DEFERRED ISSUE CHARGE: [100 x $5.00]
          ($5.00/$1,000 of initial specified amount)   =   $500.00

  (b)     DEFERRED SALES CHARGE:

          (1) 26.5% of guideline
                    premium paid
                    [26.5% x $1,007], and              =   $266.86

          (2) 4.2%  of premiums paid in excess
                    of guideline premium
                    [4.2% x $4,993]                    =   $209.71

  (c)     APPLICABLE SURRENDER CHARGE                  =      100%
          [(a)$500.00 + (b)($266.86 + $209.71)]
          x 100%
          SURRENDER CHARGE = [$500.00 + $476.57]
          x 100%                                       =   $976.57
                                                           =======

o SURRENDER CHARGE EXAMPLE 2: Assume the same facts as in Example 1, including continued premium payments of $1,500 per year EXCEPT the owner surrenders the Policy on the 14th Policy anniversary:

  (a)     DEFERRED ISSUE CHARGE: [100 x $5.00]         =   $500.00

  (b)     DEFERRED SALES CHARGE:
          (1) [26.5% x $1,007], and                    =   $266.86

          (2) [4.2% x $19,993]                         =   $839.71

  (c)     APPLICABLE SURRENDER CHARGE                  =       20%
          [(a)$500.00 + (b)($266.86 + $839.71)]
          x 20%
          SURRENDER CHARGE = [$500.00 + $1,106.57] x
          20%                                          =   $321.31
                                                           =======

There will be no surrender charge if the owner waits until the 15th Policy anniversary (assuming the specified amount has not been increased).

     ADDITIONAL SURRENDER CHARGE ON INCREASES IN SPECIFIED AMOUNT. If you increase the specified amount and you surrender your Policy, we will deduct an additional surrender charge for the 15 Policy years following each increase. This charge is equal to:

     o $5.00 MULTIPLIED BY each $1,000 of the specified amount increase; MULTIPLIED BY

     o the applicable surrender charge shown in your Policy, with Policy years commencing on the date of each increase.


 TRANSFER CHARGE     o     We currently allow you to make 12 transfers each year
                           free from charge.
                     o     We charge $10 for each additional transfer.
                     o     For purposes of assessing the transfer charge, all
                           transfers made in one day, regardless of the number of subaccounts affected by the transfer, is considered a single transfer.
                     o     We deduct the transfer charge from the amount being
                           transferred.
                     o     Transfers due to loans, exercise of conversion
                           rights, or from the fixed account do not count as transfers for the purpose of assessing this charge.
                     o     Transfers under dollar cost averaging and asset
                           rebalancing are transfers for purposes of this charge.
                     o     We will not increase this charge.

 CASH WITHDRAWAL     o     When you make a cash withdrawal, we charge a
 CHARGE                    processing fee of $25 or 2% of the amount you
                           withdraw, whichever is less.
                     o     We deduct this amount from the withdrawal, and we pay
                           you the balance.
                     o     We will not increase this charge.

TAXES

     We currently do not make any deductions for taxes from the separate account. We may do so in the future if such taxes are imposed by federal or state agencies.

PORTFOLIO EXPENSES

     The portfolios deduct investment charges from the amounts you have invested in the portfolios. These charges range from 0.40% to 1.50%. See the Portfolio Annual Expense Table in this prospectus, and the fund prospectus.

GROUP OR SPONSORED POLICIES

     We issue a different Policy for group or sponsored arrangements ("Group/Sponsored Policies"). Under Group/Sponsored Policies, a trustee or employer purchases individual policies covering a group of individuals on a group basis (E.G. Section 401 employer-sponsored benefit plans and deferred compensation plans). A sponsored arrangement is where an employer permits a group solicitation of Policies to its employees or an association permits a group solicitation of Policies to its members.

     We have certain criteria to issue Group/Sponsored Policies. Generally, a group or sponsored arrangement must be a specific size and must have been in operation for a number of years. We may reduce certain charges, such as premium expense charges, surrender charge, limits on minimum premium and minimum specified amount, or monthly Policy charge, for these Policies. In some cases, we currently waive the monthly Policy charge and reduce the surrender charge. The amount of the reduction and the criteria for Group/Sponsored Policies will reflect the reduced sales effort resulting from these sales. Groups or sponsored arrangements which have been set up solely to purchase Group/ Sponsored Policies or which have been in existence for less than six months will not qualify. Group/Sponsored Policies may not be available in all states. Group/Sponsored Policies may be subject to special tax rules and consequences and other legal restrictions (see Federal Income Tax Considerations, p. 50).

     Insurance policies where the benefits vary based on gender may not be used to fund certain employer-sponsored benefit plans and fringe benefit programs. Employers should consult tax attorneys before proposing to offer
Group/Sponsored Policies.

ASSOCIATE POLICIES

     We offer an Associate Policy to certain employees, field associates, directors and their relatives. An Associate Policy may have reduced or waived premium expense charges, the surrender charge, limits on minimum premium and minimum specified amount, or monthly Policy charge. The Associate Policy is available to:

     o our current and retired directors, officers, full-time employees and registered representatives, and those of our affiliates; current and retired directors, officers, full-time employees and registered representatives of AFSG and any broker-dealer with which they have a sales agreement;
     o any trust, pension, profit-sharing or other employee benefit plan of the foregoing persons or entities;
     o current and retired directors, officers, and full-time employees of the WRL Series Fund, Inc., the IDEX Mutual Funds, and any investment adviser or sub-adviser thereto; and
     o    any family member of the above.

     We may modify or terminate this arrangement. Associate Policies may not be available in all states.

PROTECTOR PLUS PROGRAM(SM)

     A Protector Plus Program(SM) Policy differs from a standard Policy in the following ways:

     o the initial premium must be at least $10,000, and at least 90% of the maximum allowable premium;
     o our administrative and distribution expenses are lower, so we do not assess any premium expense charges;
     o    the underwriting process is shorter and simpler;
     o    the cost of insurance charges may be different;
     o most Protector Plus Program(SM) Policies will be treated as modified endowment contracts (see Federal Income Tax Considerations p. 50); and
     o for Policies issued on and after May 1, 1996, the surrender charge percentage applies for a shorter time (see below).


                     SURRENDER CHARGE PERCENTAGE
                     END OF POLICY YEAR*            PERCENTAGE
                     -------------------            ----------
                          At Issue                      100%
                           1-5                          100%
                            6                            80%
                            7                            60%
                            8                            40%
                            9                             0

     * The percentage on any date other than an anniversary will be interpolated between the two end of year percentages.

     The minimum possible specified amount at issue is the amount that a $10,000 premium will purchase based on the insured's age, gender and rate class, and certain federal tax law guidelines. For a larger premium there will be a larger minimum specified amount. The maximum specified amount depends on the size of the initial premium payment, and is approximately 111% of the lowest possible specified amount for that premium. Due to federal tax laws, the amount of additional premium payments you make may be limited. There are no planned periodic premiums.

DEATH BENEFIT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

DEATH BENEFIT PROCEEDS

     As long as the Policy is in force, we will pay the death benefit proceeds on an individual Policy once we receive satisfactory proof of the insured's death. We may require return of the Policy. We will pay the death benefit proceeds to the primary beneficiary(ies), if living, or a contingent beneficiary. If each beneficiary dies before the insured and there is no contingent beneficiary, we will pay the death benefit proceeds to the owner or the owner's estate. We will pay the death benefit proceeds in a lump sum or under a payment option. See Payment Options p. 45.

 DEATH BENEFIT       o     the death benefit (described below); MINUS
 PROCEEDS EQUAL:     o     any past due charges; MINUS
                     o     any outstanding Policy loan amount; PLUS
                     o     any additional insurance in force provided by rider;
                           PLUS
                     o     any interest you paid in advance on the loan(s) for
                           the period between the date of death and the next
                           Policy anniversary.

     We may further adjust the amount of the death benefit proceeds if we contest the Policy or if you misstate the insured's age or gender. See Our Right to Contest the Policy; and Misstatement of Age or Gender.

DEATH BENEFIT

     The Policy provides a death benefit. The death benefit is determined at the end of the valuation period in which the insured dies. You must select one of the two death benefit options we offer in your application. No matter which death benefit option you choose, we guarantee that, so long as the Policy does not lapse, the death benefit will never be less than the specified amount on the date of the insured's death.

 DEATH BENEFIT       o     the current specified amount; OR
 OPTION A EQUALS     o     a specified percentage called the "limitation
 THE GREATER OF:           percentage," MULTIPLIED BY
                           ->     the cash value on the insured's date of death.

     Under Option A, your death benefit remains level unless the limitation percentage multiplied by the cash value is greater than the specified amount; then the death benefit will vary as the cash value varies.

     The limitation percentage is the minimum percentage of cash value we must pay as the death benefit under federal tax requirements. It is based on the age of the insured at the beginning of each Policy year. The following table indicates the limitation percentages for different ages:

         AGE                     LIMITATION PERCENTAGE
         ---                     ---------------------
  40 and under                           250%
    41 to 45     250% of cash value minus 7% for each age over age 40
    46 to 50     215% of cash value minus 6% for each age over age 45
    51 to 55     185% of cash value minus 7% for each age over age 50
    56 to 60     150% of cash value minus 4% for each age over age 55
    61 to 65     130% of cash value minus 2% for each age over age 60
    66 to 70     120% of cash value minus 1% for each age over age 65
    71 to 75     115% of cash value minus 2% for each age over age 70
    76 to 90                             105%
    91 to 95     105% of cash value minus 1% for each age over age 90

     If the federal tax code requires us to determine the death benefit by reference to these limitation percentages, the Policy is described as "in the corridor." An increase in the cash value will increase our risk, and we will increase the cost of insurance we deduct from the cash value.

     OPTION A ILLUSTRATION. Assume that the insured's attained age is under 40 and there are no outstanding loans and no withdrawals have been taken. Under Option A, a Policy with a $50,000 specified amount will generally pay $50,000 in death benefits. However, because the death benefit must be equal to or be greater than 250% of cash value, any time the cash value of the Policy exceeds $20,000, the death benefit will exceed the $50,000 specified amount. Each additional dollar added to the cash value above $20,000 will increase the death benefit by $2.50.

     Similarly, so long as the cash value exceeds $20,000, each dollar taken out of the cash value will reduce the death benefit by $2.50. If at any time the cash value multiplied by the limitation percentage is less than the specified amount, the death benefit will equal the specified amount of the Policy reduced by the dollar value of any cash withdrawals.

 DEATH BENEFIT           o     the current specified amount; PLUS
 OPTION B EQUALS THE           ->     the cash value on the insured's date of
 GREATER OF:                          death; OR
                         o     the limitation percentage, MULTIPLIED BY
                               ->     the cash value on the insured's date of
                                      death.

     Under Option B, the death benefit always varies as the cash value varies.

     OPTION B ILLUSTRATION. Assume that the insured's attained age is under 40 and there are no outstanding loans. Under Option B, a Policy with a specified amount of $50,000 will generally pay a death benefit of $50,000 plus cash value. Thus, a Policy with a cash value of $10,000 will have a death benefit of $60,000 ($50,000 + $10,000). The death benefit, however, must be at least 250% of cash value. As a result, if the cash value of the Policy exceeds $33,333, the death benefit will be greater than the specified amount plus cash value. Each additional dollar of cash value above $33,333 will increase the death benefit by $2.50.

     Similarly, any time cash value exceeds $33,333, each dollar taken out of cash value will reduce the death benefit by $2.50. If at any time, cash value multiplied by the limitation percentage is less than the specified amount plus the cash value, then the death benefit will be the specified amount plus the cash value of the Policy.

EFFECTS OF CASH WITHDRAWALS ON THE DEATH BENEFIT

     If you choose Option A, a cash withdrawal will reduce the specified amount by an amount equal to the amount of the cash withdrawal. Regardless of the death benefit option you choose, a cash withdrawal will reduce the death benefit by at least the amount of the withdrawal.

CHOOSING DEATH BENEFIT OPTIONS

     You must choose one death benefit option on your application. This is an important decision. The death benefit option you choose will have an impact on the dollar value of the death benefit, on your cash value and on the amount of cost of insurance charges you pay.

     You may find Option A more suitable for you if your goal is to increase your cash value through positive investment experience. You may find Option B more suitable if your goal is to increase your total death benefit.

CHANGING THE DEATH BENEFIT OPTION

     After the third Policy year, you may change your death benefit option once each Policy year.

     o    You must make your request in writing.

     o The effective date of the change will be the monthly anniversary on or following the date when we receive your request for a change.

     o You may not make a change that would decrease the specified amount below the minimum specified amount stated in your Policy.

     o    There is no charge for changing your death benefit option.

     o There may be adverse federal tax consequences. You should consult your tax advisor before changing your Policy's death benefit option.

     If you change your death benefit option from Option B to Option A, we will MAKE the specified amount after the change equal to the specified amount prior to the change, PLUS your Policy's cash value on the effective date of the change. If you change your death benefit option from Option A to Option B, we will MAKE the specified amount after the change equal to the specified amount prior to the change, MINUS the cash value on the effective date of the change. We will notify you of the new specified amount.

CHANGING THE SPECIFIED AMOUNT

     You may increase or decrease the specified amount, subject to certain conditions. We may limit changes to once each Policy year. A change in specified amount may affect your cost of insurance charge and you may have adverse federal income tax consequences. You should consult your tax advisor before changing your Policy's specified amount.

 CONDITIONS FOR               o     You may increase the specified amount if:
 INCREASING THE SPECIFIED           ->     your Policy has been in force for one
 AMOUNT:                                   year; and
                                    ->     the insured is under age 75.
                              o     You must make your request in writing.
                              o     We will require additional evidence of
                                    insurability.
                              o     The increase in specified amount must be at
                                    least $10,000.
                              o     An increase in specified amount will take
                                    effect on the monthly anniversary on or
                                    after we have approved your request.
                              o     We reserve the right to decline your
                                    request.
                              o     You do not need to send an additional
                                    premium but you must have sufficient net surrender value to cover the next monthly deduction after the increase becomes effective.

                              o If you surrender the Policy, we will charge you an additional surrender charge on any increase in specified amount for 15 years after each increase.
                              o IF YOU INCREASE THE SPECIFIED AMOUNT BUT YOU HAVE NOT PAID SUFFICIENT PREMIUMS TO COVER MONTHLY DEDUCTIONS, YOUR POLICY WILL LAPSE.

 CONDITIONS FOR               o     Your Policy must be in force for three
 DECREASING THE SPECIFIED           years.
 AMOUNT:                      o     You may not decrease your specified amount
                                    lower than the minimum specified amount
                                    stated in your Policy.
                              o     You may not decrease your specified amount
                                    if it would disqualify your Policy as life insurance under the Internal Revenue Code.
                              o     We may limit the amount of the decrease to
                                    no more than 20% of the specified amount.
                              o     A decrease in specified amount will take
                                    effect on the monthly anniversary on or
                                    after we receive your written request.

PAYMENT OPTIONS

     There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy, other than in a lump sum. See Settlement Options p. 55 for information concerning these settlement options.

SURRENDERS AND CASH WITHDRAWALS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SURRENDERS

     You may make a written request to surrender your Policy for its net surrender value as calculated at the end of the valuation date on which we receive your request. The insured must be alive and the Policy must be in force when you make your written request. A surrender is effective as of the date when we receive your written request. You will incur a surrender charge if you surrender the Policy during the first 15 Policy years and an additional surrender charge for 15 years following each increase in the specified amount (see Charges and Deductions p. 33). Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated. We will normally pay you the net surrender value in a lump sum within seven days or under a settlement option. A surrender may have tax consequences. See Federal Income Tax Considerations p. 50.

CASH WITHDRAWALS

     After the first Policy year, you may request a cash withdrawal of a portion of your cash value subject to certain conditions.

 CASH            o     You must make your cash withdrawal request to us in
 WITHDRAWAL            writing.
 CONDITIONS:     o     We allow only one cash withdrawal during a 12-month
                       period.
                 o     We may limit the amount you can withdraw to at least
                       $500, and to no more than 10% of the net surrender value.
                 o     You can specify the subaccount(s) and the fixed account
                       from which to make the withdrawal. Otherwise we will deduct the amount from the subaccounts and the fixed account in accordance with the current allocation instructions. We generally will pay a cash withdrawal request within seven days following the valuation date we receive the request.
                 o     We will deduct a processing fee equal to $25 or 2% of the
                       amount you withdraw, whichever is less. We deduct this amount from the withdrawal, and we pay you the balance.
                 o     You may not take a cash withdrawal that would disqualify
                       your Policy as life insurance under the Internal Revenue
                       Code.

     A cash withdrawal will reduce the cash value by the amount of the cash withdrawal, and reduce the death benefit by at least the amount of the cash withdrawal. When death benefit Option A is in effect, a cash withdrawal will reduce the specified amount by an amount equal to the amount of the cash withdrawal.

     In no event will we permit any withdrawal to reduce the specified amount below the minimum specified amount set forth in the Policy.

     A cash withdrawal may have tax consequences (see Federal Income Tax Considerations p. 50).

LOANS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

GENERAL

     After the first Policy year (as long as the Policy is in force), you may borrow money from us using the Policy as the only security for the loan. We may permit a loan prior to the first anniversary for Policies issued pursuant to 1035 Exchanges. A loan that is taken from, or secured by, a Policy may have tax consequences. See Federal Income Tax Considerations p. 50.

 POLICY LOANS ARE       o     we may require you to borrow at least $500; and
 SUBJECT TO CERTAIN     o     the maximum amount you may borrow is 90% of the
 CONDITIONS:                  cash value, less any surrender charge and any
                              outstanding loan amount.

     When you take a loan, we will withdraw an amount equal to the requested loan plus interest in advance until the next Policy anniversary from each of the subaccounts and the fixed account based on your current premium allocation instructions (unless you specify otherwise). We will transfer that amount to the loan reserve. The loan reserve is the portion of the fixed account used as collateral for a Policy loan.

     We normally pay the amount of the loan within seven days after we receive a proper loan request. We may postpone payment of loans under certain conditions. See Payments We Make p. 55.

     You may request a loan by telephone by calling us at 1-800-851-9777. If the loan amount you request exceeds $50,000 or if the address of record has been changed within the past 10 days, we may reject your request. If you do not want the ability to request a loan by telephone, you should notify us in writing. You will be required to provide certain information for identification purposes when you request a loan by telephone. We ask you to provide us with written confirmation of your request. We will not be liable for processing any loan request if we believe the request is genuine.

     You may also fax your loan request to us at 727-299-1667. We will not be responsible for any transmittal problems when you fax your request unless you report it to us within five business days and send us proof of your fax transmittal.

     You can repay a loan at any time while the Policy is in force. WE WILL CONSIDER ANY PAYMENTS YOU MAKE ON THE POLICY TO BE PREMIUM PAYMENTS UNLESS THE PAYMENTS ARE CLEARLY SPECIFIED AS LOAN REPAYMENTS.

     At each Policy anniversary, we will compare the amount of the outstanding loan to the amount in the loan reserve. We will also make this comparison any time you repay all or part of the loan, or make a request to borrow an additional amount. At each such time, if the amount of the outstanding loan exceeds the amount in the loan reserve, we will withdraw the difference from the subaccounts and the fixed account and transfer it to the loan reserve, in the same manner as when a loan is made. If the amount in the loan reserve exceeds the amount of the outstanding loan, we will withdraw the difference from the loan reserve and transfer it to the subaccounts and the fixed account in the same manner as current premiums are allocated. No charge will be imposed for these transfers, and these transfers are not treated as transfers in calculating the transfer charge. We reserve the right to require a transfer to the fixed account if the loans were originally transferred from the fixed account.

INTEREST RATE CHARGED

     For Policies issued on or after May 1, 1994,* we will charge you an annual interest rate on a Policy loan that is equal to 5.2% and is payable annually in advance. Loan interest that is unpaid when due will be added to the amount of the loan on each Policy anniversary and will bear interest at the same rate.

* For Policies issued before May 1, 1994, we charge you an annual interest rate of 7.4%. For the following states, the annual interest rate on a Policy loan is 7.4% for all Policies issued before, and 5.2% for all Policies issued on or after, the dates indicated: Idaho -- May 24, 1994; Montana -- May 20, 1994; Rhode Island -- May 19, 1994; Oregon -- June 27, 1994; Minnesota -- December 28, 1994; and Vermont -- February 21, 1996.

LOAN RESERVE INTEREST RATE CREDITED

     We will credit the amount in the loan reserve with interest at an effective annual rate of at least 4.0%. We may credit a higher rate, but we are not obligated to do so.

     o We currently credit interest at an effective annual rate of 4.75% on amounts you borrow during the first ten Policy years.*
     o After the tenth Policy year, on all amounts that you have borrowed, we currently credit interest to part of the cash value in excess of the premiums paid less withdrawals at an interest rate equal to the interest rate we charge on the total loan. The remaining portion, equal to the cost basis, is currently credited 4.75%.

* For Policies issued on or after May 1, 1994. For Policies issued before that date, we credit interest at the following annual effective rates: 6.0% for Policies issued before May 1, 1988; and 6.75% for Policies issued on or after May 1, 1988 but before May 1, 1994.

EFFECT OF POLICY LOANS

     A Policy loan affects the Policy because we reduce the death benefit proceeds and net surrender value under the Policy by the amount of any outstanding loan. Repaying the loan causes the death benefit proceeds and net surrender value to increase by the amount of the repayment. As long as a loan is outstanding, we hold an amount equal to the loan plus interest in advance until the next Policy anniversary in the loan reserve. This amount is not affected by the separate account's investment performance and may not be credited with the interest rates accruing on the fixed account. Amounts transferred from the separate account to the loan reserve will affect the value in the separate account because we credit such amounts with an interest rate declared by us rather than a rate of return reflecting the investment results of the separate account.

     There are risks involved in taking a Policy loan, a few of which include the potential for a Policy to lapse if projected earnings, taking into account outstanding loans, are not achieved. A Policy loan may also have possible adverse tax consequences. You should consult a tax advisor before taking out a Policy loan (see Federal Income Tax Considerations p. 50).

     We will notify you (and any assignee of record) if the sum of your loans plus any interest you owe on the loans is more than the net surrender value. If you do not submit a sufficient payment within 61 days from the date of the notice, your Policy may lapse.

POLICY LAPSE AND REINSTATEMENT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

LAPSE

     Your Policy may not necessarily lapse if you fail to make a planned periodic payment. However, even if you make all your planned periodic payments, there is no guarantee that your Policy will not lapse. This Policy provides a no lapse period. See below. Once your no lapse period ends, your Policy may lapse (terminate without value) if the net surrender value on any Monthiversary is less than the monthly deductions due on that day. Such lapse might occur if poor investment experience causes a decrease in the net surrender value, or if you have not paid enough premiums to offset the monthly charges.

     If the net surrender value is not enough to pay the monthly deductions, we will mail a notice to your last known address and any assignee of record. The notice will specify the minimum payment you must pay and the final date by which we must receive the payment to prevent a lapse. We generally require that you make the payment within 61 days after the date of the notice. This 61-day period is called the GRACE PERIOD. If we do not receive the specified minimum payment by the end of the grace period, all coverage under the Policy will terminate without value.

NO LAPSE PERIOD

     This Policy provides a no lapse period for the first three Policy years. As long as the no lapse period is in effect, your Policy will not lapse and no grace period will begin, even if your net surrender value is not enough to pay your monthly deductions. The no lapse period will not extend beyond the first three Policy years as stated in your Policy. Each month we determine whether the no lapse period is still in effect.


 EARLY TERMINATION OF THE     o     The no lapse period will end IMMEDIATELY if
 NO LAPSE PERIOD                    you:
                                    ->     increase the specified amount;
                                    ->     add any riders; or
                                    ->     do not pay sufficient premiums.
                              o     You must pay total premiums (minus
                                    withdrawals and outstanding loans,) that equal at least:
                                    ->     your minimum monthly guarantee
                                           premium (shown in your Policy),
                                           MULTIPLIED BY
                                    ->     the number of months since the Policy
                                           date (including the current month).

     You will lessen the risk of Policy lapse if you keep the no lapse period in effect. Before you take a cash withdrawal or a loan, increase the specified amount or add a rider, you should consider carefully the effect it will have on the no lapse period guarantee.

     If you increase the specified amount or add a rider after the Policy date, your no lapse period will end immediately. If increasing the specified amount or adding a rider would cause your Policy to lapse, we will notify you that the grace period has started.

     New Jersey residents: If the grace period begin during the first three Policy years, the payment necessary to keep the Policy in force is the lesser of the amount necessary to (1) satisfy the minimum monthly guarantee premium; or (2) increase the net surrender value to cover the monthly deduction due.

REINSTATEMENT

     We will reinstate a lapsed Policy for five years after the lapse (and prior to the maturity date). To reinstate the Policy you must:

     o    submit a written application for reinstatement;
     o    provide evidence of insurability satisfactory to us;
     o    make a premium payment that is large enough to cover:
          ->   one monthly deduction at the time of termination;
          ->   the next two monthly deductions which become due after
               reinstatement; and
          ->   any surrender charge calculated from the Policy date to the date of reinstatement.

We will not reinstate any indebtedness. The cash value of the loan reserve on the reinstatement date will be zero. Your net surrender value on the reinstatement date will equal the net premiums you pay at reinstatement, MINUS one monthly deduction and any surrender charge. The reinstatement date for your Policy will be the monthly anniversary on or following the day we approve your application for reinstatement. We may decline a request for reinstatement.

FEDERAL INCOME TAX CONSIDERATIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The following summary provides a general description of the federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. THIS DISCUSSION IS NOT INTENDED AS TAX ADVICE. Please consult counsel or other qualified tax advisors for more complete information. We base this discussion on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "IRS"). Federal income tax laws and the current interpretations by the IRS may change.

TAX STATUS OF THE POLICY

     A Policy must satisfy certain requirements set forth in the Internal Revenue Code (the "Code") in order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should satisfy the applicable Code requirements. Because of the absence of pertinent interpretations of the Code requirements, there is, however, more uncertainty about the application of such requirements to a Policy issued on a substandard basis. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.

     In certain circumstances, owners of variable life insurance policies have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their policies due to their ability to exercise investment control over those assets. Where this is the case, the policyowners have been currently taxed on income and gains attributable to the separate account assets. There is little guidance in this area, and some features of the Policies, such as your flexibility to allocate premiums and cash values, have not been explicitly addressed in published rulings. While we believe that the Policy does not give you investment control over separate account assets, we reserve the right to modify the Policy as necessary to prevent you from being treated as the owner of the separate account assets supporting the Policy.

     In addition, the Code requires that the investments of the separate account be "adequately diversified" in order to treat the Policy as a life insurance policy for federal income tax purposes. We intend that the separate account, through the portfolios, will satisfy these diversification requirements.

     The following discussion assumes that the Policy will qualify as a life insurance policy for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

     IN GENERAL. We believe that the death benefit under a Policy should be excludable from the beneficiary's gross income. Federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on your circumstances and the beneficiary's circumstances. A tax advisor should be consulted on these consequences.

     Generally, you will not be deemed to be in constructive receipt of the cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by (e.g., by assignment), a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."

     MODIFIED ENDOWMENT CONTRACTS. Under the Code, certain life insurance policies are classified as "Modified Endowment Contracts" ("MECs") and receive less favorable tax treatment than other life insurance policies. Due to the Policy's flexibility, each Policy's circumstances will determine whether the Policy is classified as a MEC. Among other things, a reduction in benefits at any time could cause a Policy to become a MEC. A Protector Plus ProgramSM
Policy (discussed on p.   ) will in most instances be treated as a MEC,
however. If you do not want your Policy to be classified as a MEC, you should consult a tax advisor to determine the circumstances, if any, under which your Policy would not be classified as a MEC.

     Upon issue of your Policy, we will notify you as to whether or not your Policy is classified as a MEC based on the initial premium we receive. You will also be notified of the amount of the maximum annual premium you can pay without causing your Policy to be classified as a MEC. If a payment would cause your Policy to become a MEC, you and your agent will be notified. At that time, you will need to notify us if you want to continue your Policy as a MEC.

     DISTRIBUTIONS FROM MODIFIED ENDOWMENT CONTRACTS. Policies classified as MECs are subject to the following tax rules:

     o All distributions other than death benefits from a MEC, including distributions upon surrender and withdrawals, will be treated first as distributions of gain taxable as ordinary income. They will be treated as tax-free recovery of the owner's investment in the Policy only after all gain has been distributed. Your investment in the Policy is generally your total premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

     o Loans taken from or secured by (e.g., by assignment) such a Policy are treated as distributions and taxed accordingly.

     o A 10% additional federal income tax is imposed on the amount included in income except where the distribution or loan is made when you have attained age 591/2 or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your beneficiary.

     DISTRIBUTIONS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT
CONTRACTS. Distributions from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy, and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance policy for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

     Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. Instead, such loans are treated as indebtedness. However, the tax consequences associated with Policy loans that are outstanding after the first 10 Policy years are less clear and a tax advisor should be consulted about such loans.

     Finally, neither distributions from nor loans from or secured by a Policy that is not a MEC are subject to the 10% additional tax.

     MULTIPLE POLICIES. All MECs that we issue (or that our affiliates issue) to the same owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the owner's income when a taxable distribution occurs.

     INVESTMENT IN THE POLICY. Your investment in the Policy is generally the sum of the premiums payments you made. When a distribution from the Policy occurs, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

     DEDUCTIBILITY OF POLICY LOAN INTEREST. In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences.

     BUSINESS USES OF THE POLICY. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Therefore, if you are contemplating using the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax advisor as to tax attributes of the arrangement. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.

     TERMINAL ILLNESS ACCELERATED DEATH BENEFIT RIDER. We believe that the single-sum payment we make under this rider should be fully excludable from the gross income of the beneficiary, as long as the beneficiary is an insured under the Policy. You should consult a tax advisor about the consequences of adding this rider to your Policy, or requesting a single-sum payment.

     POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always a possibility that the tax treatment of the Policies could change by legislation or otherwise. You should consult a tax advisor with respect to legislative developments and their effect on the Policy.

OTHER POLICY INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

OUR RIGHT TO CONTEST THE POLICY

     In issuing this Policy, we rely on all statements made by or for the insured in the application or in a supplemental application. Therefore, if you make any material misrepresentation of a fact in the application (or any supplemental application), then we may contest the Policy's validity or may resist a claim under the Policy.

     In the absence of fraud, we cannot bring any legal action to contest the validity of the Policy after the Policy has been in force during the insured's lifetime for two years from the Policy date, or if reinstated, for two years from the date of reinstatement.

SUICIDE EXCLUSION

     If the insured commits suicide, while sane or insane, within two years of the Policy date, the Policy will terminate and our liability is limited to an amount equal to the premiums paid, less any outstanding indebtedness, and less any cash withdrawals paid. We will pay this amount to the beneficiary in one sum. If the Policy lapsed, we will measure the suicide period from the reinstatement date. If the insured commits suicide within two years of the reinstatement date or the date of any increase in insurance, our total liability with respect to such reinstatement or increase will be the cost of insurance charges we deducted.

MISSTATEMENT OF AGE OR GENDER

     If the age or gender of the insured was stated incorrectly in the application or any supplemental application, the death benefit will be adjusted based on what the initial premium would have purchased based on the insured's correct age and gender.

MODIFYING THE POLICY

     Only our President or Secretary may modify this Policy or waive any of our rights or requirements under this Policy. Any modification or waiver must be in writing. No agent may bind us by making any promise not contained in this Policy.

     If we modify the Policy, we will provide you notice and we will make appropriate endorsements to the Policy.

BENEFITS AT MATURITY

     If the insured is living and the Policy is in force, the Policy will mature on the Policy anniversary nearest the insured's 95th birthday. This is the maturity date. On the maturity date we will pay you the net surrender value of your Policy.

     If your Policy was issued BEFORE May 1, 1999, we may extend the maturity date if your Policy is still in force on the maturity date and there are no adverse tax consequences in doing so. You must submit a written request for the extension between 90 and 180 days prior to the maturity date. We must agree to the extension.

     If your Policy was issued AFTER May 1, 1999 we will extend the maturity date if your Policy is still in force on the maturity date. Any riders in force on the scheduled maturity date will terminate on that date and will not be extended. Interest on any outstanding Policy loans will continue to accrue during the period for which the maturity date is extended. You must submit a written request for the extension between 90 and 180 days prior to the maturity date and elect one of the following:

     1. If you had previously selected death benefit Option B, we will change the death benefit to Option A. On each valuation date, we will adjust the specified amount to equal the cash value, and the limitation percentage will be 100%. We will not permit you to make additional premium payments unless it is required to prevent the Policy from lapsing. We will waive all future monthly deductions; or

     2. We will automatically extend the maturity date until the next Policy anniversary. You must submit a written request, between 90 and 180 days before each subsequent Policy anniversary, stating that you wish to extend the maturity date for another Policy year. All benefits and charges will continue as set forth in your Policy. We will adjust the annual cost of insurance rates using the then current cost of insurance rates.

     If you choose 2 above, you may change your election to 1 above at any time. However, if you choose 1 above, then you may not change your election to 2 above.

     The tax consequences of extending the maturity date beyond the 100th birthday of the insured are uncertain. You should consult a tax advisor as to those consequences.

PAYMENTS WE MAKE

     We usually pay the amounts of any surrender, cash withdrawal, death benefit proceeds, or settlement options within seven business days after we receive all applicable written notices and/or due proofs of death. However, we can postpone such payments if:

     o the NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC; OR
     o the SEC permits, by an order, the postponement for the protection of policyowners; OR
     o the SEC determines that an emergency exists that would make the disposal of securities held in the separate account or the determination of their value not reasonably practicable.

     If you have submitted a recent check or draft, we have the right to defer payment of surrenders, cash withdrawals, death benefit proceeds, or payments under a settlement option until such check or draft has been honored. We also reserve the right to defer payment of transfers, cash withdrawals, or surrenders from the fixed account for up to six months.

SETTLEMENT OPTIONS

     If you surrender the Policy, or if the Policy matures, you may elect to receive the net surrender value in either a lump sum or as a series of regular income payments under one of the three settlement options described below. In either event, life insurance coverage ends. Also, when the insured dies, the beneficiary may apply the lump sum death benefit proceeds to one of the same settlement options. If the regular payment under a settlement option would be less than $20, we will instead pay the proceeds in one lump sum. We may make other settlement options available in the future.

     Once we begin making payments under a settlement option, you or the beneficiary will no longer have any value in the subaccounts or the fixed account. Instead, the only entitlement will be the amount of the regular payment for the period selected under the terms of the settlement option chosen. Depending upon the circumstances, the effective date of a settlement option is the surrender date, the maturity date or the insured's date of death.

     Under any settlement option, the dollar amount of each payment will depend on three things:

     o the amount of the surrender or death benefit proceeds on the surrender date, maturity date or insured's date of death;
     o the interest rate we credit on those amounts (we guarantee a minimum annual interest rate of 4%); and

     o    the specific payment option(s) you choose.

 OPTION 1 - EQUAL         o     We will pay the proceeds, plus interest, in
 MONTHLY INSTALLMENTS           equal monthly installments for a fixed period of
 FOR A FIXED PERIOD             your choice, but not longer than 360 months.
                          o     We will stop making payments once we have made
                                all the payments for the period selected.

 OPTION 2 - EQUAL         At your or the beneficiary's direction, we will make
 MONTHLY INSTALLMENTS     equal monthly installments:
 FOR LIFE (LIFE INCOME)        o     only for the life of the payee, at the end
                                     of which payments will end; or
                               o     for the longer of the payee's life, or for
                                     5 or 10 years if the payee dies before the end of the first 5 or 10 years of payments
                                     (you may select either a 5 or 10 year
                                     payment period); or
                               o     until the total amount of all payments we
                                     have made equals the proceeds that were
                                     applied to the settlement option.

 OPTION 3 - EQUAL              o     We will make equal monthly payments during
 MONTHLY INSTALLMENTS FOR            the joint lifetimes of two persons, first
 THE LIFE OF THE PAYEE AND           to a chosen payee, and then to a co-payee,
 THEN TO A DESIGNATED                if living, upon the death of the payee.
 SURVIVOR (JOINT AND           o     Payments to the co-payee, if living, upon
 SURVIVOR)                           the payee's death will equal either:
                                     ->     the full amount made to the payee
                                            before the payee's death; or
                                     ->     one-third of the amount paid to the
                                            payee before the payee's death. All
                                            payments will cease upon the death
                                            of the co-payee.

REPORTS TO OWNERS

     At least once each year, or more often as required by law, we will mail to policyowners at their last known address a report showing the following information as of the end of the report period:

/checkmark/     the current cash value              /checkmark/     any activity since the last report
/checkmark/     the current net surrender value     /checkmark/     projected values
/checkmark/     the current death benefit           /checkmark/     investment experience of each subaccount
/checkmark/     any outstanding loans               /checkmark/     any other information required by law

     You may request additional copies of reports, but we may charge a fee for such additional copies. In addition, we will send written confirmations of any premium payments and other financial transactions you request. We also will send copies of the annual and semi-annual report to shareholders for each portfolio in which you are indirectly invested.

RECORDS

     We will maintain all records relating to the separate account and the fixed account.

POLICY TERMINATION

     Your Policy will terminate on the earliest of:

  o     the maturity date;             o     the end of the grace period; or
  o     the date the insured dies;     o     the date the Policy is surrendered.

SUPPLEMENTAL BENEFITS (RIDERS)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The following supplemental benefits (riders) are available and may be added to a Policy. Monthly charges for these riders are deducted from cash value as part of the monthly deduction. The riders available with the Policies provide fixed benefits that do not vary with the investment experience of the separate account. For purposes of the riders, the primary insured is the person insured under the Policy, and the face amount is the level term insurance amount we pay at death.

CHILDREN'S INSURANCE RIDER

     This rider provides a face amount on the primary insured's children. We will pay a death benefit once we receive proof that the insured child died while both the rider and coverage were in force for that child. If the primary insured dies while the rider is in force, we will terminate the rider 31 days after the death, and we will offer a separate life insurance policy to each insured child.

ACCIDENTAL DEATH BENEFIT RIDER

     Subject to certain limitations, we will pay a face amount if the primary insured's death results solely from accidental bodily injury where:

     o    the death is caused by external, violent, and accidental means;
     o    the death occurs within 90 days of the accident; and
     o    the death occurs while the rider is in force.

The rider will terminate on the earliest of:

     o    the Policy anniversary nearest the primary insured's 70th birthday;
     o    the date the Policy terminates; or
     o the monthly anniversary when the rider terminates at the primary insured's request.

OTHER INSURED RIDER

     We will pay the rider's face amount when we receive proof of the other insured's death. On any monthly anniversary while the rider is in force, you may replace it with a new Policy on the other insured's life (without evidence of insurability).

 CONDITIONS TO     o     your request must be in writing;
 REPLACE THE       o     the rider has not reached the anniversary nearest to
 RIDER:                  the other insured's 70th birthday;
                   o     the new Policy is any permanent insurance plan that we
                         currently offer;
                   o     subject to the minimum specified amount required for
                         the new Policy, the amount of the insurance under the new Policy will equal the face amount in force under the rider; and
                   o     we will base your premium on the other insured's rate
                         class under the rider.

DISABILITY WAIVER RIDER

     Subject to certain conditions, we will waive the Policy's monthly deductions while you are disabled. We must receive proof that:

     o    you are totally disabled;
     o    the rider was in force when you became disabled;
     o    you became disabled before the anniversary nearest your 60th birthday;
          and
     o    you are continuously disabled for at least six months.

We will not waive any deduction which becomes due more than one year before we receive written notice of your claim.

DISABILITY WAIVER AND MONTHLY INCOME RIDER

     This rider has the same benefits as the Disability Waiver Rider, but adds an income benefit for up to 120 months.

PRIMARY INSURED RIDER ("PIR") AND PRIMARY INSURED RIDER PLUS ("PIR PLUS")

     Under the PIR and the PIR Plus, we provide term insurance coverage on a different basis from the coverage in your Policy. You may purchase the PIR and PIR Plus anytime.

 FEATURES OF     o     the rider increases the Policy's death benefit by the
 PIR AND PIR           rider's face amount;
 PLUS:           o     the PIR terminates when you turn 90, and the PIR Plus
                       terminates when you turn 85;
                 o     we do not assess any additional surrender charge for PIR
                       and PIR Plus;
                 o     generally PIR and PIR Plus coverage costs less than the
                       insurance coverage under the Policy, but has no cash value;
                 o     you may cancel or reduce your rider coverage without
                       decreasing your Policy's specified amount; and
                 o     you may generally decrease your specified amount without
                       reducing your rider coverage.

     It may cost you less to reduce your PIR or PIR Plus coverage than to decrease your specified amount, because we do not deduct surrender charge in connection with your PIR or PIR Plus rider. However, it may cost you more to keep a higher specified amount, because the specified amount may have a cost of insurance that is higher than the cost of the same amount of coverage under your PIR or PIR Plus.

     You should consult your registered representative to determine if you would benefit from PIR or PIR Plus. We may discontinue offering PIR or PIR Plus at any time. We may also modify the terms of these riders for new Policies.

TERMINAL ILLNESS ACCELERATED DEATH BENEFIT RIDER

     This rider allows us to pay all or a portion of the death benefit once we receive satisfactory proof that the insured is ill and has a life expectancy of one year or less. A doctor must certify the insured's life expectancy.

     We will pay a "single-sum benefit" equal to:

     o    the death benefit on the date we pay the single-sum benefit;
          MULTIPLIED BY
     o the election percentage of the death benefit you elect to receive; DIVIDED BY
     o 1 + i ("i" equals the interest rate determined by the Code or the Policy loan interest rate, whichever is greater); MINUS
     o any indebtedness at the time we pay the single-sum benefit, multiplied by the election percentage.

     The maximum terminal illness death benefit we will pay is equal to:

     o    the death benefit available under the Policy at the insured's death;
          PLUS
     o    the benefit available under any PIR or PIR Plus rider in force.
     o    a single-sum benefit may not be greater than $500,000.

     The election percentage is a percentage that you select. It may not be greater than 100% of your Policy's death benefit under the rider.

     We will not pay a benefit under the rider if the insured's terminal condition results from self-inflicted injuries which occur during the period specified in your Policy's suicide provision.

     The rider terminates at the earliest of:

     o    the date the Policy terminates;
     o    the date a settlement option takes effect;
     o    the date we pay a single-sum benefit; or
     o    the date you terminate the rider.

     We do not charge for this rider. This rider may not be available in all states, or its terms may vary depending on a state's insurance law requirements.

IMSA
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     We are a charter member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is an independent, voluntary organization of life insurance companies. It promotes high ethical statndards in the sales, advertising and servicing of individual life insurance and annuity products. Companies must undergo a rigorous self and independent assessment of their practices to become a member of IMSA. The IMSA logo in our sales literature shows our ongoing commitment to these standards.

PERFORMANCE DATA
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

RATES OF RETURN

     This section shows the historical investment experience of the portfolios based on the portfolios' historical investment experience. This information does not represent or project future investment performance.

     We base the rates of return that we show below on each portfolio's actual investment performance. We deduct investment management fees and direct fund expenses. The rates are actual average annual compounded rates of return for the periods ended on December 31, 1998.

     These rates of return do not reflect the annual mortality and expense risk charge, charges deducted from premiums, monthly deductions from cash value, or surrender charge. These rates are not an estimate, projection or guarantee of future performance.

     We also show below comparable figures for the unmanaged Standard & Poor's Index of 500 Common Stocks ("S&P 500"), a widely used measure of stock market performance. The S&P 500 does not reflect any deduction for the expenses of operating and managing an investment portfolio.

                   AVERAGE ANNUAL COMPOUNDED RATES OF RETURN
                   FOR THE PERIODS ENDED ON DECEMBER 31, 1998


                                                                                                            INCEPTION
FUND PORTFOLIO                           INCEPTION      10 YEARS      5 YEARS      3 YEARS      1 YEAR        DATE
-------------------------------------   -----------   -----------   ----------   ----------   ----------   ----------
WRL Alger Aggressive Growth .........       23.54%        N/A          N/A          26.83%       48.69%      3/1/94
WRL VKAM Emerging Growth ............       23.09%        N/A          21.95%       25.63%       37.33%      3/1/93
WRL Janus Growth ....................       20.91%       22.61%        25.20%       31.63%       64.47%     10/2/86
WRL Janus Global ....................       21.94%        N/A          19.46%       25.40%       30.01%     12/3/92
WRL AEGON Bond ......................        7.89%        9.14%         6.46%        6.12%        9.32%     10/2/86
WRL LKCM Strategic Total Return .....       14.12%        N/A          13.76%       15.39%        9.64%      3/1/93
WRL Federated Growth & Income .......       11.78%        N/A          N/A          12.77%        3.05%      3/1/94
WRL J.P. Morgan Money Market ........        5.03%        5.01%         4.87%        5.18%        5.26%     10/2/86
WRL Dean Asset Allocation ...........       14.80%        N/A          N/A          13.06%        8.33%      1/3/95
WRL GE U.S. Equity ..................       25.00%        N/A          N/A          N/A          22.87%      1/2/97
WRL Third Avenue Value ..............       -6.84%        N/A          N/A          N/A          -6.84%      1/2/98
WRL J.P. Morgan Real
 Estate Securities ..................      -14.93%        N/A          N/A          N/A          N/A         5/1/98
WRL AEGON Balanced ..................        9.71%        N/A          N/A          11.51%        6.93%      3/1/94
WRL NWQ Value Equity ................       11.83%        N/A          N/A          N/A          -4.78%      5/1/96
WRL C.A.S.E. Growth .................       15.01%        N/A          N/A          11.47%        2.47%      5/1/95
WRL GE/Scottish Equitable
 International Equity ...............       10.17%        N/A          N/A          N/A          12.85%      1/2/97
S&P 500 .............................       17.86%       19.21%        24.06%       28.23%       28.58%     10/2/86

     Because WRL Goldman Sachs Growth, WRL Goldman Sachs Small Cap, WRL T. Rowe Price Dividend Growth, WRL T. Rowe Price Small Cap, WRL Salomon All Cap, WRL Pilgrim Baxter Mid Cap Growth and WRL Dreyfus Mid Cap had not commenced operations as of December 31, 1998, the above chart does not reflect rates of return for these portfolios.

     Additional information regarding the investment performance of the portfolios appears in the attached fund prospectus.

HYPOTHETICAL ILLUSTRATIONS BASED ON SUBACCOUNT PERFORMANCE

     This section contains hypothetical illustrations of Policy values based on the historical experience of the subaccounts. We started selling the Policies in 1990. The separate account and the fund commenced operations on October 2, 1986. The rates of return below show the actual investment experience of each subaccount for the periods shown. The illustrations of cash values and net surrender values below depict these Policy features as if you had purchased it on the last valuation date prior to January 1, 1987 and had elected death benefit Option A. The illustrations are based on the historical investment results of the subaccount indicated as of the last valuation date prior to the year after the subaccount began investing in the portfolios. We assumed the rate of return for each portfolio in each calendar year to be uniformly earned throughout the year; however, the subaccount's actual performance did and will vary throughout the year.

     In order to demonstrate how the actual investment results of the subaccounts and the underlying portfolios could have affected the Option A death benefit, cash value and net surrender value of the Policy, we provide hypothetical illustrations using the actual investment experience of each subaccount since it began investing in the underlying portfolios. THESE HYPOTHETICAL ILLUSTRATIONS ARE DESIGNED TO SHOW THE PERFORMANCE THAT COULD HAVE RESULTED IF THE HYPOTHETICAL OWNER HAD HELD THE POLICY DURING THE PERIOD ILLUSTRATED. We assumed that the actual rate of return was uniformly earned throughout the year; however, the portfolio's (and the subaccount's) actual performance did and will vary throughout the year resulting in variable deductions from cash value that could affect performance. These illustrations do not represent what may happen in the future.

     The amounts we show for death benefits, cash values, and net surrender values take into account all charges and deductions from the Policy, the separate account, and the fund. For each subaccount, we base one illustration on the guaranteed cost of insurance rates and one on the current cost of insurance rates for a hypothetical male insured age 35. The insured's age, gender and rate class, amount and timing of premium payments, withdrawals, and loans would affect individual Policy benefits.

     For each subaccount, the illustrations below show death benefit Option A based on an annual premium of $2,000 and a specified amount of $165,000 for a male age 35, non-tobacco use, ultimate select rate class.

The following example shows how the hypothetical net return of the WRL Alger Aggressive Growth subaccount would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1995. This example assumes that net premiums and cash values were in the subaccount for the entire period and that the values were determined on each Policy anniversary thereafter.

                          WRL ALGER AGGRESSIVE GROWTH
                   Male Issue Age 35, $2,000 Annual Premium
               ($165,000 Specified Amount, Ultimate Select Risk)
                            Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates

                                                   Cash Value            Net Surrender Value
                                            ------------------------   -----------------------
Last valuation date prior to January 1:      Current     Guaranteed     Current     Guaranteed
-----------------------------------------   ---------   ------------   ---------   -----------
1996 ....................................    $ 2,198       $ 2,171      $   918      $   891
1997* ...................................      4,130         4,070        2,767        2,707
1998* ...................................      7,038         6,924        5,591        5,476
1999* ...................................     12,739        12,512       11,207       10,980

* For each year shown, benefits and values reflect only premiums paid during previous Policy years.

The following example shows how the hypothetical net return of the WRL VKAM Emerging Growth subaccount would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1994. This example assumes that net premiums and cash values were in the subaccount for the entire period and that the values were determined on each Policy anniversary thereafter.

                           WRL VKAM EMERGING GROWTH
                   Male Issue Age 35, $2,000 Annual Premium
               ($165,000 Specified Amount, Ultimate Select Risk)
                            Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates

                                                   Cash Value            Net Surrender Value
                                            ------------------------   -----------------------
Last valuation date prior to January 1:      Current     Guaranteed     Current     Guaranteed
-----------------------------------------   ---------   ------------   ---------   -----------
1995 ....................................    $ 1,426       $ 1,404      $   146      $   125
1996* ...................................      4,417         4,350        3,054        2,986
1997* ...................................      7,066         6,947        5,618        5,499
1998* ...................................     10,407        10,212        8,875        8,680
1999* ...................................     16,322        15,999       14,707       14,383

* For each year shown, benefits and values reflect only premiums paid during previous Policy years.


The following example shows how the hypothetical net return of the WRL Janus Growth subaccount would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1987. This example assumes that net premiums and cash values were in the subaccount for the entire period and that the values were determined on each Policy anniversary thereafter.

                               WRL JANUS GROWTH
                   Male Issue Age 35, $2,000 Annual Premium
               ($165,000 Specified Amount, Ultimate Select Risk)
                            Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates

                                                   Cash Value            Net Surrender Value
                                            ------------------------   -----------------------
Last valuation date prior to January 1:      Current     Guaranteed     Current     Guaranteed
-----------------------------------------   ---------   ------------   ---------   -----------
1988 ....................................    $ 1,735       $ 1,711      $   456      $   432
1989* ...................................      3,903         3,843        2,539        2,479
1990* ...................................      8,028         7,896        6,581        6,449
1991* ...................................      9,474         9,297        7,943        7,766
1992* ...................................     17,544        17,200       15,928       15,585
1993* ...................................     19,354        18,955       17,654       17,255
1994* ...................................     21,509        21,043       19,725       19,259
1995* ...................................     20,888        20,410       19,021       18,542
1996* ...................................     32,686        31,933       30,734       29,982
1997* ...................................     39,952        39,030       37,917       36,995
1998* ...................................     48,331        47,230       46,635       45,535
1999* ...................................     81,415        79,587       80,093       78,265

* For each year shown, benefits and values reflect only premiums paid during previous Policy years.

The following example shows how the hypothetical net return of the WRL Janus Global subaccount would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1993. This example assumes that net premiums and cash values were in the subaccount for the entire period and that the values were determined on each Policy anniversary thereafter.

                               WRL JANUS GLOBAL
                   Male Issue Age 35, $2,000 Annual Premium
               ($165,000 Specified Amount, Ultimate Select Risk)
                            Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates

                                                   Cash Value            Net Surrender Value
                                            ------------------------   -----------------------
Last valuation date prior to January 1:      Current     Guaranteed     Current     Guaranteed
-----------------------------------------   ---------   ------------   ---------   -----------
1994 ....................................    $ 2,147       $ 2,120      $   867      $   841
1995* ...................................      3,684         3,629        2,321        2,266
1996* ...................................      6,425         6,316        4,977        4,869
1997* ...................................     10,141         9,951        8,610        8,419
1998* ...................................     13,777        13,499       12,161       11,883
1999* ...................................     19,771        19,354       18,071       17,655

* For each year shown, benefits and values reflect only premiums paid during previous Policy years.

The following example shows how the hypothetical net return of the WRL AEGON Bond subaccount would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1987. This example assumes that net premiums and cash values were in the subaccount for the entire period and that the values were determined on each Policy anniversary thereafter.

                                WRL AEGON BOND
                   Male Issue Age 35, $2,000 Annual Premium
               ($165,000 Specified Amount, Ultimate Select Risk)
                            Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates

                                                   Cash Value            Net Surrender Value
                                            ------------------------   -----------------------
Last valuation date prior to January 1:      Current     Guaranteed     Current     Guaranteed
-----------------------------------------   ---------   ------------   ---------   -----------
1988 ....................................    $ 1,455       $ 1,433      $   175      $   153
1989* ...................................      3,230         3,176        1,867        1,813
1990* ...................................      5,458         5,357        4,010        3,910
1991* ...................................      7,385         7,230        5,853        5,699
1992* ...................................     10,536        10,300        8,920        8,684
1993* ...................................     12,770        12,466       11,071       10,767
1994* ...................................     16,061        15,660       14,278       13,876
1995* ...................................     16,169        15,741       14,301       13,873
1996* ...................................     21,516        20,943       19,565       18,992
1997* ...................................     22,764        22,154       20,728       20,118
1998* ...................................     26,215        25,527       24,519       23,831
1999* ...................................     29,971        29,193       28,648       27,870

* For each year shown, benefits and values reflect only premiums paid during previous Policy years.

The following example shows how the hypothetical net return of the WRL LKCM Strategic Total Return subaccount would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1994. This example assumes that net premiums and cash values were in the subaccount for the entire period and that the values were determined on each Policy anniversary thereafter.

                        WRL LKCM STRATEGIC TOTAL RETURN
                   Male Issue Age 35, $2,000 Annual Premium
               ($165,000 Specified Amount, Ultimate Select Risk)
                            Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates

                                                   Cash Value            Net Surrender Value
                                            ------------------------   -----------------------
Last valuation date prior to January 1:      Current     Guaranteed     Current     Guaranteed
-----------------------------------------   ---------   ------------   ---------   -----------
1995 ....................................    $ 1,541       $ 1,519      $   262      $   239
1996* ...................................      3,869         3,809        2,506        2,445
1997* ...................................      6,205         6,097        4,757        4,649
1998* ...................................      9,400         9,217        7,686        7,685
1999* ...................................     11,899        11,649       10,284       10,033

* For each year shown, benefits and values reflect only premiums paid during previous Policy years.

The following example shows how the hypothetical net return of the WRL Federated Growth & Income subaccount would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1995. This example assumes that net premiums and cash values were in the subaccount for the entire period and that the values were determined on each Policy anniversary thereafter.

                         WRL FEDERATED GROWTH & INCOME
                    Male Issue Age 35, $2,000 Annual Premium
               ($165,000 Specified Amount, Ultimate Select Risk)
                            Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates

                                                   Cash Value            Net Surrender Value
                                            ------------------------   -----------------------
Last valuation date prior to January 1:      Current     Guaranteed     Current     Guaranteed
-----------------------------------------   ---------   ------------   ---------   -----------
1996 ....................................    $1,980        $1,954       $  700        $  674
1997* ...................................     3,935         3,876        2,571         2,512
1998* ...................................     6,820         6,706        5,372         5,258
1999* ...................................     8,554         8,390        7,022         6,858

* For each year shown, benefits and values reflect only premiums paid during previous Policy years.

The following example shows how the hypothetical net return of the WRL J.P. Morgan Money Market subaccount would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1987. This example assumes that net premiums and cash values were in the subaccount for the entire period and that the values were determined on each Policy anniversary thereafter.

                         WRL J.P. MORGAN MONEY MARKET
                   Male Issue Age 35, $2,000 Annual Premium
               ($165,000 Specified Amount, Ultimate Select Risk)
                            Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates

                                                   Cash Value            Net Surrender Value
                                            ------------------------   -----------------------
Last valuation date prior to January 1:      Current     Guaranteed     Current     Guaranteed
-----------------------------------------   ---------   ------------   ---------   -----------
1988 ....................................    $ 1,628       $ 1,604      $   348      $   325
1989* ...................................      3,350         3,296        1,987        1,933
1990* ...................................      5,266         5,169        3,818        3,722
1991* ...................................      7,243         7,092        5,712        5,561
1992* ...................................      9,163         8,954        7,548        7,339
1993* ...................................     10,910        10,643        9,210        8,943
1994* ...................................     12,601        12,273       10,818       10,490
1995* ...................................     14,440        14,042       12,572       12,174
1996* ...................................     16,596        16,132       14,645       14,181
1997* ...................................     18,751        18,225       16,715       16,189
1998* ...................................     21,064        20,487       19,368       18,791
1999* ...................................     23,454        22,819       22,132       21,497

* For each year shown, benefits and values reflect only premiums paid during previous Policy years.

The following example shows how the hypothetical net return of the WRL Dean Asset Allocation subaccount would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1995. This example assumes that net premiums and cash values were in the subaccount for the entire period and that the values were determined on each Policy anniversary thereafter.

                           WRL DEAN ASSET ALLOCATION
                   Male Issue Age 35, $2,000 Annual Premium
               ($165,000 Specified Amount, Ultimate Select Risk)
                            Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates

                                                   Cash Value            Net Surrender Value
                                            ------------------------   -----------------------
Last valuation date prior to January 1:      Current     Guaranteed     Current     Guaranteed
-----------------------------------------   ---------   ------------   ---------   -----------
1996 ....................................    $1,892        $1,867       $  612        $  587
1997* ...................................     3,937         3,877        2,573         2,514
1998* ...................................     6,370         6,262        4,923         4,815
1999* ...................................     8,517         8,352        6,986         6,821

* For each year shown, benefits and values reflect only premiums paid during previous Policy years.

     The following example shows how the hypothetical net return of the WRL GE U.S. Equity subaccount would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1997. This example assumes that net premiums and cash values were in the subaccount for the entire period and that the values were determined on each Policy anniversary thereafter.

                              WRL GE U.S. EQUITY
                   Male Issue Age 35, $2,000 Annual Premium
               ($165,000 Specified Amount, Ultimate Select Risk)
                             Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates

                                                   Cash Value            Net Surrender Value
                                            ------------------------   -----------------------
Last valuation date prior to January 1:      Current     Guaranteed     Current     Guaranteed
-----------------------------------------   ---------   ------------   ---------   -----------
1998 ....................................    $2,010        $1,984       $  730        $  704
1999* ...................................     4,383         4,319        3,019         2,955

* For each year shown, benefits and values reflect only premiums paid during previous Policy years.

The following example shows how the hypothetical net return of the WRL Third Avenue Value subaccount would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1998. This example assumes that net premiums and cash values were in the subaccount for the entire period and that the values were determined on each Policy anniversary thereafter.

                            WRL THIRD AVENUE VALUE
                   Male Issue Age 35, $2,000 Annual Premium
               ($165,000 Specified Amount, Ultimate Select Risk)
                            Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates

                                                   Cash Value            Net Surrender Value
                                            ------------------------   -----------------------
Last valuation date prior to January 1:      Current     Guaranteed     Current     Guaranteed
-----------------------------------------   ---------   ------------   ---------   -----------
1999 ....................................    $1,435        $1,413         $155         $133

The following example shows how the hypothetical net return of the WRL AEGON Balanced subaccount would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1995. This example assumes that net premiums and cash values were in the subaccount for the entire period and that the values were determined on each Policy anniversary thereafter.

                              WRL AEGON BALANCED
                   Male Issue Age 35, $2,000 Annual Premium
               ($165,000 Specified Amount, Ultimate Select Risk)
                            Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates


                                                   Cash Value            Net Surrender Value
                                            ------------------------   -----------------------
Last valuation date prior to January 1:      Current     Guaranteed     Current     Guaranteed
-----------------------------------------   ---------   ------------   ---------   -----------
1996 ....................................    $1,887        $1,862       $  607        $  582
1997* ...................................     3,799         3,741        2,435         2,377
1998* ...................................     6,239         6,132        4,791         4,684
1999* ...................................     8,265         8,103        6,734         6,572

* For each year shown, benefits and values reflect only premiums paid during previous Policy years.

The following example shows how the hypothetical net return of the WRL NWQ Value Equity subaccount would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1997. This example assumes that net premiums and cash values were in the subaccount for the entire period and that the values were determined on each Policy anniversary thereafter.

                             WRL NWQ VALUE EQUITY
                   Male Issue Age 35, $2,000 Annual Premium
               ($165,000 Specified Amount, Ultimate Select Risk)
                             Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates

                                                   Cash Value            Net Surrender Value
                                            ------------------------   -----------------------
Last valuation date prior to January 1:      Current     Guaranteed     Current     Guaranteed
-----------------------------------------   ---------   ------------   ---------   -----------
1998 ....................................    $1,976        $1,950       $  696        $  671
1999* ...................................     3,331         3,278        1,967         1,915

* For each year shown, benefits and values reflect only premiums paid during previous Policy years.

The following example shows how the hypothetical net return of the WRL C.A.S.E. Growth subaccount would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1996. This example assumes that net premiums and cash values were in the subaccount for the entire period and that the values were determined on each Policy anniversary thereafter.

                              WRL C.A.S.E. GROWTH
                    Male Issue Age 35, $2,000 Annual Premium
               ($165,000 Specified Amount, Ultimate Select Risk)
                             Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates

                                                   Cash Value            Net Surrender Value
                                            ------------------------   -----------------------
Last valuation date prior to January 1:      Current     Guaranteed     Current     Guaranteed
-----------------------------------------   ---------   ------------   ---------   -----------
1997 ....................................    $1,848        $1,823       $  568        $  543
1998* ...................................     3,908         3,849        2,544         2,485
1999* ...................................     5,551         5,454        4,103         4,006

* For each year shown, benefits and values reflect only premiums paid during previous Policy years.

The following example shows how the hypothetical net return of the WRL GE/Scottish Equitable International Equity subaccount would have affected benefits for a Policy dated on the last valuation date prior to January 1, 1997. This example assumes that net premiums and cash values were in the subaccount for the entire period and that the values were determined on each Policy anniversary thereafter.

                 WRL GE/SCOTTISH EQUITABLE INTERNATIONAL EQUITY
                    Male Issue Age 35, $2,000 Annual Premium
               ($165,000 Specified Amount, Ultimate Select Risk)
                             Death Benefit Option A
              Both Current and Guaranteed Cost of Insurance Rates

                                                   Cash Value            Net Surrender Value
                                            ------------------------   -----------------------
Last valuation date prior to January 1:      Current     Guaranteed     Current     Guaranteed
-----------------------------------------   ---------   ------------   ---------   -----------
1998 ....................................    $1,678        $1,654       $  398       $   374
1999* ...................................     3,640         3,583        2,277        22,220

* For each year shown, benefits and values reflect only premiums paid during previous Policy years.


     Because the WRL J.P. Morgan Real Estate Securities subaccount did not commence operations until May 1, 1998 and the WRL Goldman Sachs Growth, WRL Goldman Sachs Small Cap, WRL T. Rowe Price Dividend Growth, WRL T. Rowe Price Small Cap, WRL Salomon All Cap, WRL Pilgrim Baxter Mid Cap Growth and WRL Dreyfus Mid Cap subaccounts did not commence operations until May 1, 1999, there are no hypothetical illustrations for these subaccounts.

OTHER PERFORMANCE DATA IN ADVERTISING SALES LITERATURE

     We may compare each subaccount's performance to the performance of:

     o    other variable life issuers in general;
     o variable life insurance policies which invest in mutual funds with similar investment objectives and policies, as reported by Lipper Analytical Services, Inc. ("Lipper") and Morningstar, Inc. ("Morningstar"); and other services, companies, individuals, or industry or financial publications (E.G. FORBES, MONEY, THE WALL STREET JOURNAL, BUSINESS WEEK, BARRON'S, KIPLINGER'S PERSONAL FINANCE, and FORTUNE);
          ->   Lipper and Morningstar rank variable annuity contracts and variable life policies. Their performance analysis ranks such policies and contracts on the basis of total return, and assumes reinvestment of distributions; but it does not show sales
               charges, redemption fees or certain expense deductions at the separate account level.
     o the Standard & Poor's Index of 500 Common Stocks, or other widely recognized indices;
          ->   unmanaged indices may assume the reinvestment of dividends, but usually do not reflect deductions for the expenses of operating or managing an investment portfolio; or
     o    other types of investments, such as:
          ->   certificates of deposit;
          ->   savings accounts and U.S. Treasuries;
          ->   certain interest rate and inflation indices (E.G. the Consumer
               Price Index); or
          ->   indices measuring the performance of a defined group of
               securities recognized by investors as representing a particular segment of the securities markets (E.G. Donoghue Money Market
               Institutional Average, Lehman Brothers Corporate Bond Index, or
               Lehman Brothers Government Bond Index).

WESTERN RESERVE'S PUBLISHED RATINGS

     We may publish in advertisements, sales literature, or reports we send to you the ratings and other information that an independent ratings organization assigns to us. These organizations include: A.M. Best Company, Moody's Investors Service, Inc., Standard & Poor's Insurance Rating Services, and Duff & Phelps Credit Rating Co. These ratings are opinions regarding an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not apply to the separate account, the subaccounts, the fund or its portfolios, or to their performance.

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

SALE OF THE POLICIES

     The Policy will be sold by individuals who are licensed as our life insurance agents and who are also registered representatives of broker-dealers having written sales agreements for the Policy with AFSG Securities Corporation ("AFSG"), the principal underwriter of the Policy. AFSG is located at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499. AFSG is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer, and is a member of the National Association of Securities Dealers, Inc. The sales commission payable to Western Reserve agents or other registered representatives may vary with the sales agreement, but it is not expected to be greater than:

     o    65% of all premiums you make during the first Policy year, PLUS
     o    2.50% of all premiums you make during Policy years 2 through 10.

We will pay an additional sales commission of up to 0.50% of the Policy's cash value on the fifth Policy anniversary and each anniversary thereafter where the cash value (minus amounts attributable to loans) equals at least $10,000. In addition, certain production, persistency and managerial bonuses may be paid.

LEGAL MATTERS

     Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to the federal securities laws. All matters of Ohio law pertaining to the Policy have been passed upon by Thomas E. Pierpan, Vice President, Assistant Secretary and Associate General Counsel of Western Reserve.

LEGAL PROCEEDINGS

     Like other life insurance companies, we are involved in lawsuits. We are not aware of any class action lawsuits naming us as a defendant or involving the separate account. In some lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, we believe that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on us, or AFSG, or the separate account.

VARIATIONS IN POLICY PROVISIONS

     Certain provisions of the Policy may vary from the descriptions in this prospectus, depending on when and where the Policy was issued, in order to comply with different state laws. These variations may include restrictions on use of the fixed account and different interest rates charged and credited on Policy loans. Please refer to your Policy, since any variations will be included in your Policy or in riders or endorsements attached to your Policy.

YEAR 2000 READINESS DISCLOSURE

     In May 1996, Western Reserve adopted and presently has in place a Year
2000 Project Plan (the "Plan") to review and analyze existing hardware and software systems, as well as voice and data communications systems, to determine if they are Year 2000 compliant. As of March 1, 1999, substantially all of Western Reserve's mission-critical systems are Year 2000 compliant. The Plan remains on track as we continue with the validation of our mission-critical and non-mission-critical systems, including revalidation testing in 1999. In addition, we have undertaken aggressive initiatives to test all systems that interface with any third parties and other business partners. All of these steps are aimed at allowing current operations to remain unaffected by the Year 2000 date change.

     As of the date of this prospectus, Western Reserve has identified and made available what it believes are the appropriate resources of hardware, people, and dollars, including the engagement of outside third parties, to ensure that the Plan will be completed.

     The actions taken by management under the Plan are intended to reduce significantly Western Reserve's risk of a material business interruption based on the Year 2000 issues. It should be noted that the Year 2000 computer problem, and its resolution, is complex and multifaceted, and any company's success cannot be conclusively known until the Year 2000 is reached. In spite of its efforts or results, our ability to function unaffected to and through the Year 2000 may be adversely affected by actions, or failure to act, of third parties beyond our knowledge or control.

     This statement is a Year 2000 Readiness Disclosure pursuant to Section 3(9) of the YEAR 2000 INFORMATION AND READINESS DISCLOSURE ACT, 15 U.S.C.
Section 1 (1998).

EXPERTS

     The financial statements of WRL Series Life Account as of December 31, 1998 and for the year then ended have been included herein in reliance upon the report of PricewaterhouseCoopers LLP, independent accountants, and upon the authority of that firm as experts in accounting and auditing.

     The statutory-basis financial statements and schedules of Western Reserve at December 31, 1998 and 1997 and for each of the three years in the period ended December 31, 1998 appearing in this prospectus and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein which is based in part on the report of PricewaterhouseCoopers LLP, independent accountants. The financial statements referred to above are included in reliance upon such reports given upon the authority of such firms as experts in accounting and auditing.

     Actuarial matters included in this prospectus have been examined by Alan Yaeger as stated in the opinion filed as an exhibit to the registration statement.

FINANCIAL STATEMENTS

     Our financial statements appear on the following pages. Our financial statements should be distinguished from the separate account's financial statements and you should consider our financial statements only as bearing upon our ability to meet our obligations under the Policies.

     Our financial statements as of December 31, 1998 and 1997 and for each of the three years in the period ended December 31, 1998, have been prepared on the basis of statutory accounting principles rather than generally accepted accounting principles.

ADDITIONAL INFORMATION ABOUT WESTERN RESERVE

     Western Reserve is a stock life insurance company that is wholly-owned by First AUSA Life Insurance Company, which, in turn, is wholly-owned by AEGON USA, Inc. Western Reserve's office is located at 570 Carillon Parkway, St. Petersburg, Florida 33716-1202 and the mailing address is P.O. Box 5068, Clearwater, Florida 33758-5068.

     Western Reserve was incorporated in 1957 under the laws of Ohio and is subject to regulation by the Insurance Department of the State of Ohio, as well as by the insurance departments of all other states and jurisdictions in which it does business. Western Reserve is licensed to sell insurance in all states (except New York), Puerto Rico, Guam, and in the District of Columbia. Western Reserve submits annual statements on its operations and finances to insurance officials in all states and jurisdictions in which it does business. The Policy described in this prospectus has been filed with, and where required, approved by, insurance officials in those jurisdictions in which it is sold.

WESTERN RESERVE'S DIRECTORS AND OFFICERS


     We are governed by a board of directors. The following table sets forth the name, address and principal occupation during the past five years of each of our directors.

                              BOARD OF DIRECTORS

                                                                     PRINCIPAL OCCUPATION
 NAME AND ADDRESS                   POSITION WITH WESTERN RESERVE    DURING PAST 5 YEARS
 ----------------                   -----------------------------    -------------------
 John R. Kenney                    Chairman of the Board,            Chairman of the Board, and
 570 Carillon Parkway              Chief Executive Officer           President of WRL Series Fund,
 St. Petersburg, Florida 33716     and President                     Inc. (1993 - present); Chairman
                                                                     of the Board of IDEX Mutual
                                                                     Funds (1990 - present); Chair-
                                                                     man of the Board of WRL
                                                                     Investment Management, Inc.
                                                                     (1996 - present); and Chairman
                                                                     of the Board of WRL Investment
                                                                     Services, Inc. (1996 - present).

 Patrick S. Baird                  Director                          Executive Vice President (1995 -
 4333 Edgewood Road, NE                                              present), Chief Operating Officer
 Cedar Rapids, Iowa 52499                                            (1996 - present), Chief Financial
                                                                     Officer (1992 - 1995), Vice
                                                                     President and Chief Tax Officer
                                                                     (1984 - 1995) of AEGON USA,
                                                                     Inc.

 Jack E. Zimmerman                 Director                          Trustee, IDEX Mutual Funds
 507 St. Michel Circle                                               (1987 - present); retired from
 Kettering, Ohio 45429                                               Martin Marietta (1993).

 Lyman H. Treadway                 Director                          Retired Consultant.
 30195 Chagrin Blvd., Ste. 210N
 Cleveland, Ohio 44124

 James R. Walker                   Director                          Self-employed, Public
 3320 Office Park Dr.                                                Accountant (1996 - present);
 Dayton, Ohio 45439                                                  Partner, Walker-Davis C.P.A.'s,
                                                                     Dayton, Ohio (1990 - 1995).

The following table gives the name, address and principal occupation during the past five years of the principal officers of Western Reserve (other than officers listed above as directors).


                              PRINCIPAL OFFICERS


                                                             PRINCIPAL OCCUPATION
 NAME AND ADDRESS          POSITION WITH WESTERN RESERVE     DURING PAST 5 YEARS
 ----------------          -----------------------------     -------------------
 Alan M. Yaeger*        Executive Vice President,            Executive Vice President of
                        Actuary and Chief                    WRL Series Fund, Inc. (1993 -
                        Financial Officer                    present); Director, WRL
                                                             Investment Management, Inc.
                                                             (1996 - present); Director of
                                                             WRL Investment Services, Inc.
                                                             (1996 - present).

 William H. Geiger*     Senior Vice President, Secretary     Senior Vice President, Secretary,
                        and Corporate Counsel                Corporate Counsel, and Group
                                                             Vice President - Compliance
                                                             (1998 - present); Senior Vice
                                                             President, Secretary, General
                                                             Counsel and Group Vice
                                                             President - Compliance (1996 -
                                                             1998), Senior Vice President,
                                                             Secretary, and General Counsel
                                                             (1990 - 1996) of Western
                                                             Reserve; Group Vice President -
                                                             Compliance and Corporate
                                                             Counsel (1996 - present) of
                                                             AUSA Life Insurance Company,
                                                             Bankers United Life Assurance
                                                             Company, Bankers United Life
                                                             Assurance Company of America,
                                                             Monumental Life Insurance
                                                             Company and PFL Life Insur-
                                                             ance Company, subsidiaries of
                                                             AEGON USA, Inc.; Assistant
                                                             Secretary (1990 - present), Vice
                                                             President and Assistant Secretary
                                                             (1990 - 1997) of IDEX Mutual
                                                             Funds; and Assistant Secretary
                                                             (1994 - present) and Vice
                                                             President and Assistant Secretary
                                                             (1994 - 1997) of WRL Series
                                                             Fund, Inc.

 Allan J. Hamilton*     Vice President, Treasurer            Vice President and Controller
                        and Controller                       (1987 - present), Treasurer (1997
                                                             - present) of Western Reserve;
                                                             Treasurer and Chief Financial
                                                             Officer of WRL Series Fund, Inc.
                                                             (1997 - present).

* Located at 570 Carillon Parkway, St. Petersburg, Florida 33716-1202.

     Western Reserve holds the assets of the separate account physically segregated and apart from the general account. Western Reserve maintains records of all purchases and sales of portfolio shares by each of the subaccounts. A blanket bond was issued to AEGON U.S. Holding Corporation ("AEGON U.S.") in the amount of $5 million (subject to a $1 million deductible), covering all of the employees of AEGON U.S. and its affiliates, including Western Reserve. A Stockbrokers Blanket Bond, issued to AEGON U.S.A. Securities, Inc. providing fidelity coverage, covers the activities of registered representatives of AFSG Securities Corporation to a limit of $12 million.

ADDITIONAL INFORMATION ABOUT THE SEPARATE ACCOUNT

     Western Reserve established the separate account as a separate investment account under Ohio law in 1985. We own the assets in the separate account and are obligated to pay all benefits under the Policies. The separate account is used to support other life insurance policies of Western Reserve, as well as for other purposes permitted by law. The separate account is registered with the SEC as a unit investment trust under the 1940 Act and qualifies as a "separate account" within the meaning of the federal securities laws.

APPENDIX A
ILLUSTRATIONS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The following illustrations show how certain values under a sample Policy would change with different rates of fictional investment performance over an extended period of time. In particular, the illustrations show how the death benefit, cash value, and net surrender value under a Policy issued to an insured of a given age, would change over time if the premiums indicated were paid and the return on the assets in the subaccounts were a uniform gross annual rate (before any expenses) of 0%, 6% or 12%. The tables illustrate Policy values that would result based on assumptions that you pay the premiums indicated, you do not change your specified amount, and you do not take any cash withdrawals or Policy loans. The values under the Policy will be different from those shown even if the returns averaged 0%, 6% or 12%, but fluctuated over and under those averages throughout the years shown.

     We based the illustration on page 79 on a Policy for an insured who is a 35 year old male in the ultimate select, non-tobacco use, rate class, annual premiums of $2,000, a $165,000 specified amount and death benefit Option A. The illustration on that page also assumes cost of insurance charges based on our CURRENT cost of insurance rates.

     The illustration on page 80 is based on the same factors as those on page 79, except that cost of insurance rates are based on the GUARANTEED cost of insurance rates (based on the 1980 Commissioners Standard Ordinary Mortality Table).

     The amounts we show for the death benefits, cash values and net surrender values take into account (1) the daily charge for assuming mortality and expense risks assessed against each subaccount. This charge is equivalent to an annual charge of 0.90% of the average net assets of the subaccounts; (2) estimated daily expenses equivalent to an effective average annual expense level of 0.94% of the portfolios' average daily net assets; and (3) all applicable premium expense charges and cash value charges. The 0.94% average portfolio expense level assumes an equal allocation of amounts among the 23 subaccounts. It is based on an average 0.80% investment advisory fee and estimated 1998 average normal operating expenses of 0.14% for each of the portfolios in operation during 1998. We used annualized actual audited expenses incurred during 1998 for the following portfolios to calculate the average annual expense level: WRL J.P. Morgan Money Market (0.46%), WRL AEGON Bond (0.54%), WRL Janus Growth (0.83%), WRL LKCM Strategic Total Return (0.86%), WRL VKAM Emerging Growth (0.89%), WRL Janus Global (0.95%), WRL Alger Aggressive Growth (0.91%), WRL AEGON Balanced (0.91%), WRL Federated Growth & Income (0.90%), WRL C.A.S.E. Growth (1.00%), WRL Dean Asset Allocation (0.86%), WRL NWQ Value Equity (0.89%), WRL GE/Scottish Equitable International Equity (1.50%), WRL GE U.S. Equity (1.05%), WRL Third Avenue Value (1.00%), and WRL J.P. Morgan Real Estate Securities (1.00%). Because the portfolios of WRL Goldman Sachs Growth, WRL Goldman Sachs Small Cap, WRL T. Rowe Price Dividend Growth, WRL T. Rowe Price Small Cap, WRL Salomon All Cap, WRL Pilgrim Baxter Mid Cap Growth and WRL

Dreyfus Mid Cap had not commenced operations as of December 31, 1998, the estimated average annual portfolio expense level reflects estimated expenses for each of these portfolios at 1.00% for 1999.

     During 1998, WRL Management undertook to pay those normal operating expenses of certain portfolios that exceeded a certain stated percentage of the portfolios' average daily net assets. WRL Management has undertaken until at least April 30, 2000 to pay expenses to the extent normal operating expenses of certain portfolios of the fund exceed a stated percentage of the portfolio's average daily net assets. See the Portfolio Annual Expense Table, page 12. Taking into account the assumed charges of 1.84%, the gross annual investment return rates of 0%, 6% and 12% are equivalent to net annual investment return rates of -1.84%, 4.16%, and 10.16%.

     The hypothetical returns shown in the tables are without any tax charges that may be attributable to the separate account, because we are not currently making such charges. In order to produce after tax returns of 0%, 6% or 12% if such charges are made in the future, the separate account would have to earn a sufficient amount in excess of 0%, 6% or 12% to cover any tax charges.

     The "Premium Accumulated at 5%" column of each table shows the amount which would accumulate if you invested an amount equal to the premium to earn interest at 5% per year, compounded annually.

     We will furnish, upon request, a comparable illustration reflecting the proposed insured's age, gender, risk classification and desired plan features.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                          HYPOTHETICAL ILLUSTRATIONS
                               MALE ISSUE AGE 35

       Specified Amount $165,000          Ultimate Select Class
       Annual Premium $2,000              Option Type A
                Using Current Cost of Insurance Rates


END OF            PREMIUMS                        DEATH BENEFIT
POLICY          ACCUMULATED            ASSUMING HYPOTHETICAL GROSS AND NET
YEAR               AT 5%                   ANNUAL INVESTMENT RETURN OF
                                0.00% (GROSS)     6.00% (GROSS)     12.00% (GROSS)
                                 -1.84% (NET)      4.16% (NET)       10.16% (NET)
1                   2,100          165,000             165,000          165,000
2                   4,305          165,000             165,000          165,000
3                   6,620          165,000             165,000          165,000
4                   9,051          165,000             165,000          165,000
5                  11,604          165,000             165,000          165,000
6                  14,284          165,000             165,000          165,000
7                  17,098          165,000             165,000          165,000
8                  20,053          165,000             165,000          165,000
9                  23,156          165,000             165,000          165,000
10                 26,414          165,000             165,000          165,000
15                 45,315          165,000             165,000          165,000
20                 69,439          165,000             165,000          165,000
30(AGE 65)        139,522          165,000             165,000          347,113
40(AGE 75)        253,680          165,000             165,000          822,374
50(AGE 85)        439,631                *             246,736        2,129,741
60(AGE 95)        742,526                *             372,900        5,309,581


END OF                              CASH VALUE                                        NET SURRENDER VALUE
POLICY                 ASSUMING HYPOTHETICAL GROSS AND NET                    ASSUMING HYPOTHETICAL GROSS AND NET
YEAR                       ANNUAL INVESTMENT RETURN OF                            ANNUAL INVESTMENT RETURN OF
                0.00% (GROSS)     6.00% (GROSS)     12.00% (GROSS)     0.00% (GROSS)     6.00% (GROSS)     12.00% (GROSS)
                 -1.84% (NET)      4.16% (NET)       10.16% (NET)       -1.84% (NET)      4.16% (NET)       10.16% (NET)
1                    1,534             1,637               1,740              255               357                460
2                    3,036             3,338               3,653            1,673             1,975              2,289
3                    4,504             5,103               5,753            3,056             3,655              4,305
4                    5,938             6,936               8,062            4,407             5,405              6,531
5                    7,330             8,830              10,591            5,715             7,214              8,975
6                    8,679            10,786              13,361            6,980             9,086             11,661
7                    9,983            12,803              16,395            8,200            11,020             14,611
8                   11,243            14,886              19,721            9,376            13,019             17,853
9                   12,437            17,016              23,348           10,486            15,064             21,396
10                  13,577            19,203              27,319           11,541            17,168             25,283
15                  18,736            31,452              54,189           18,736            31,452             54,189
20                  22,445            45,648              97,662           22,445            45,648             97,662
30(AGE 65)          27,315            84,531             284,519           27,315            84,531            284,519
40(AGE 75)          23,221           142,790             768,574           23,221           142,790            768,574
50(AGE 85)               *           234,986           2,028,325                *           234,986          2,028,325
60(AGE 95)               *           369,208           5,257,011                *           369,208          5,257,011

* In the absence of an additional payment, the Policy would lapse.


The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future rates of return. Actual investment rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations by an owner and the different investment rates of return for the fund. The death benefit, cash value and net surrender value for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below that average for individual Policy years. No representation can be made by Western Reserve or the fund that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration must be preceded or accompanied by a current fund prospectus.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                   FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
                          HYPOTHETICAL ILLUSTRATIONS
                               MALE ISSUE AGE 35


      Specified Amount $165,000              Ultimate Select Class
      Annual Premium $2,000                  Option Type A
                Using Guaranteed Cost of Insurance Rates



END OF            PREMIUMS                        DEATH BENEFIT
POLICY          ACCUMULATED            ASSUMING HYPOTHETICAL GROSS AND NET
YEAR               AT 5%                   ANNUAL INVESTMENT RETURN OF
                                0.00% (GROSS)     6.00% (GROSS)     12.00% (GROSS)
                                 -1.84% (NET)      4.16% (NET)       10.16% (NET)
1                   2,100          165,000             165,000          165,000
2                   4,305          165,000             165,000          165,000
3                   6,620          165,000             165,000          165,000
4                   9,051          165,000             165,000          165,000
5                  11,604          165,000             165,000          165,000
6                  14,284          165,000             165,000          165,000
7                  17,098          165,000             165,000          165,000
8                  20,053          165,000             165,000          165,000
9                  23,156          165,000             165,000          165,000
10                 26,414          165,000             165,000          165,000
15                 45,315          165,000             165,000          165,000
20                 69,439          165,000             165,000          165,000
30(AGE 65)        139,522          165,000             165,000          332,603
40(AGE 75)        253,680                *             165,000          767,985
50(AGE 85)        439,631                *             165,000        1,928,139
60(AGE 95)        742,526                *             208,291        4,541,319


END OF                              CASH VALUE                                        NET SURRENDER VALUE
POLICY                 ASSUMING HYPOTHETICAL GROSS AND NET                    ASSUMING HYPOTHETICAL GROSS AND NET
YEAR                       ANNUAL INVESTMENT RETURN OF                            ANNUAL INVESTMENT RETURN OF
                0.00% (GROSS)     6.00% (GROSS)     12.00% (GROSS)     0.00% (GROSS)     6.00% (GROSS)     12.00% (GROSS)
                 -1.84% (NET)      4.16% (NET)       10.16% (NET)       -1.84% (NET)      4.16% (NET)       10.16% (NET)
1                    1,512             1,614               1,716              232               334                436
2                    2,985             3,284               3,595            1,622             1,921              2,232
3                    4,417             5,009               5,651            2,970             3,562              4,204
4                    5,806             6,790               7,900            4,275             5,258              6,369
5                    7,151             8,626              10,360            5,535             7,011              8,745
6                    8,450            10,519              13,052            6,751             8,820             11,352
7                    9,701            12,468              15,995            7,918            10,684             14,212
8                   10,905            14,475              19,218            9,037            12,607             17,351
9                   12,058            16,539              22,746           10,106            14,587             20,795
10                  13,161            18,644              26,613           11,126            16,628             24,577
15                  18,168            30,582              52,821           18,168            30,582             52,821
20                  21,419            44,067              94,999           21,419            44,067             94,999
30(AGE 65)          18,249            74,496             272,625           18,249            74,496            272,625
40(AGE 75)               *           106,111             717,743                *           106,111            717,743
50(AGE 85)               *           137,819           1,836,323                *           137,819          1,836,323
60(AGE 95)               *           206,229           4,496,356                *           206,229          4,496,356

* In the absence of an additional payment, the Policy would lapse.


The hypothetical investment rates of return shown above and elsewhere in this prospectus are illustrative only and should not be deemed a representation of past or future investment rates of return. Actual investment rates of return may be more or less than those shown and will depend on a number of factors, including the investment allocations by an owner and the different investment rates for the fund. The death benefit, cash value and net surrender value for a Policy would be different from those shown if the actual investment rates of return averaged 0%, 6% and 12% over a period of years, but fluctuated above or below that average for individual Policy years. No representation can be made by Western Reserve or the fund that these hypothetical investment rates of return can be achieved for any one year or sustained over any period of time. This illustration must be preceded or accompanied by a current fund prospectus.

APPENDIX B
WEALTH INDICES OF INVESTMENTS IN THE U.S. CAPITAL MARKET
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     The information below graphically depicts the growth of $1.00 invested in large company stocks, small company stocks, long-term government bonds, Treasury bills, and hypothetical asset returning the inflation rate over the period from the end of 1925 to the end of 1998. All results assume reinvestment of dividends on stocks or coupons on bonds and no taxes. Transaction costs are not included, except in the small stock index starting in 1982.

     Each of the cumulative index values is initialized at $1.00 at year-end 1925. The graph illustrates that large company stocks and small company stocks have the best performance over the entire 73-year period: investments of $1.00 in these assets would have grown to $2,350.89 and $5,116.65, respectively, by year-end 1998. This higher growth was earned by investments involving substantial risk. In contrast, long-term government bonds (with an approximate 20-year maturity), which exposed the holder to much less risk, grew to only $44.18.

     The lowest-risk strategy over the past 73 years (for those with short-term time horizons) was to buy U.S. Treasury bills. Since U.S. Treasury bills tended to track inflation, the resulting real (inflation-adjusted) returns were near zero for the entire 1926 - 1998 period.

                                [GRAPH OMITTED]



                   COMPOUND ANNUAL RATES OF RETURN BY DECADE

                             1920s*     1930s     1940s       1950s     1960s       1970s      1980s     1990s**     1989-98
Large Company ............   19.2%      -0.1%      9.2%       19.4%      7.8%        5.9%       17.5%     17.9%       19.2%
Small Company ............   -4.5       1.4       20.7        16.9      15.5        11.5        15.8      13.6        13.2
Long-Term Corp. ..........   5.2        6.9        2.7        1.0        1.7         6.2        13.0      10.3        10.9
Long-Term Govt. ..........   5.0        4.9        3.2        -0.1       1.4         5.5        12.6      11.0        11.7
Inter-Term Govt. .........   4.2        4.6        1.8        1.3        3.5         7.0        11.9      8.3         8.7
Treasury Bills ...........   3.7        0.6        0.4        1.9        3.9         6.3        8.9       5.0         5.3
Inflation ................   -1.1       -2.0       5.4        2.2        2.5         7.4        5.1       3.0         3.1

----------------
 * Based on the period 1926-1929.
** Based on the period 1990-1998.

Used with permission. (C)1999 Ibbotson Associates, Inc. All rights reserved. [Certain portions of this work were derived from copyrighted works of Roger G. Ibbotson and Rex Sinquefield.]

Index to Financial Statements
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

WRL SERIES LIFE ACCOUNT:

Report of Independent Accountants dated January 29, 1999

Statement of Assets and Liabilities and Statement of Operations at or for the year ended December 31, 1998

Statement of Changes in Net Assets for the years ended December 31, 1998 and
1997

Financial Highlights for the years ended December 31, 1998, 1997, 1996, 1995 and 1994

Notes to the Financial Statements


WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

Report of Independent Auditors dated February 19, 1999

Statutory-Basis Balance Sheets at December 31, 1998 and 1997

Statutory-Basis Statements of Operations for the years ended December 31, 1998, 1997 and 1996

Statutory-Basis Statements of Changes in Capital and Surplus for the years ended December 31, 1998, 1997 and 1996

Statutory-Basis Statements of Cash Flows for the years ended December 31, 1998, 1997 and 1996

Notes to Statutory-Basis Financial Statements

Statutory-Basis Financial Statement Schedules

                       REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors of Western Reserve Life
Assurance Co. of Ohio and Policy Owners of the
WRL Series Life Account.


     In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the Sub-Accounts constituting the WRL Series Life Account (a separate account of Western Reserve Life Assurance Co. of Ohio, hereafter referred to as the "Life Account") at December 31, 1998, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Life Account's management, our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.


/s/ PRICEWATERHOUSECOOPERS LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
January 29, 1999

                            WRL SERIES LIFE ACCOUNT
                      STATEMENT OF ASSETS AND LIABILITIES
                             AT DECEMBER 31, 1998
                 ALL AMOUNTS (EXCEPT UNIT VALUES) IN THOUSANDS


                                                             MONEY
                                                             MARKET           BOND          GROWTH
                                                          SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT
                                                          -----------     -----------     -----------
ASSETS:
 Investment in WRL Series Fund, Inc.:
  Shares .............................................       24,472           2,150          13,310
                                                            =======         =======        ========
  Cost ...............................................      $24,472         $24,523        $423,759
                                                            =======         =======        ========
 Investment, at net asset value ......................      $24,472         $24,925        $797,795
 Transfers receivable from depositor .................          104               9             232
                                                            -------         -------        --------
  Total assets .......................................       24,576          24,934         798,027
                                                            -------         -------        --------
LIABILITIES:
 Accrued expenses ....................................            0               0               0
 Transfers payable to depositor ......................            0               0               0
                                                            -------         -------        --------
  Total liabilities ..................................            0               0               0
                                                            -------         -------        --------
  Net assets .........................................      $24,576         $24,934        $798,027
                                                            =======         =======        ========
NET ASSETS CONSISTS OF:
 Policy Owners' equity ...............................      $24,576         $24,934        $798,027
 Depositor's equity ..................................            0               0               0
                                                            -------         -------        --------
  Net assets applicable to units outstanding .........      $24,576         $24,934        $798,027
                                                            =======         =======        ========
 Policy Owners' units ................................        1,460           1,090           8,668
 Depositor's units ...................................            0               0               0
                                                            -------         -------        --------
  Units outstanding ..................................        1,460           1,090           8,668
                                                            =======         =======        ========
  Accumulation unit value ............................      $ 16.83         $ 22.89        $  92.07
                                                            =======         =======        ========

                                                                            STRATEGIC       EMERGING
                                                             GLOBAL       TOTAL RETURN       GROWTH
                                                          SUB-ACCOUNT      SUB-ACCOUNT     SUB-ACCOUNT
                                                          -----------      -----------     -----------
ASSETS:
 Investment in WRL Series Fund, Inc.:
  Shares .............................................         9,833           6,028           9,752
                                                            ========         =======        ========
  Cost ...............................................      $189,249         $81,865        $176,852
                                                            ========         =======        ========
 Investment, at net asset value ......................      $233,131         $98,885        $262,548
 Transfers receivable from depositor .................           125              41             117
                                                            --------         -------        --------
  Total assets .......................................       233,256          98,926         262,665
                                                            --------         -------        --------
LIABILITIES:
 Accrued expenses ....................................             0               0               0
 Transfers payable to depositor ......................             0               0               0
                                                            --------         -------        --------
  Total liabilities ..................................             0               0               0
                                                            --------         -------        --------
  Net assets .........................................      $233,256         $98,926        $262,665
                                                                             =======        ========
NET ASSETS CONSISTS OF:
 Policy Owners' equity ...............................      $233,256         $98,926        $262,665
 Depositor's equity ..................................             0               0               0
                                                            --------         -------        --------
  Net assets applicable to units outstanding .........      $233,256         $98,926        $262,665
                                                            ========         =======        ========
 Policy Owners' units ................................        10,167           4,814           8,218
 Depositor's units ...................................             0               0               0
                                                            --------         -------        --------
  Units outstanding ..................................        10,167           4,814           8,218
                                                            ========         =======        ========
  Accumulation unit value ............................      $  22.94         $ 20.55        $  31.96
                                                            ========         =======        ========

   The notes to the financial statements are an integral part of this report.

                            WRL SERIES LIFE ACCOUNT
                      STATEMENT OF ASSETS AND LIABILITIES
                             AT DECEMBER 31, 1998
                 ALL AMOUNTS (EXCEPT UNIT VALUES) IN THOUSANDS


                                                           AGGRESSIVE                      GROWTH &
                                                             GROWTH         BALANCED        INCOME
                                                          SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT
                                                          -----------     -----------     -----------
ASSETS:
 Investment in WRL Series Fund, Inc.:
  Shares .............................................         7,923          1,185           1,306
                                                            ========        =======         =======
  Cost ...............................................      $126,802        $13,872         $16,213
                                                            ========        =======         =======
 Investment, at net asset value ......................      $177,787        $14,863         $16,036
 Transfers receivable from depositor .................            70              1              11
                                                            --------        -------         -------
  Total assets .......................................       177,857         14,864          16,047
                                                            --------        -------         -------
LIABILITIES:
 Accrued expenses ....................................             0              0               0
 Transfers payable to depositor ......................             0              0               0
                                                            --------        -------         -------
  Total liabilities ..................................             0              0               0
                                                            --------        -------         -------
  Net assets .........................................      $177,857        $14,864         $16,047
                                                            ========        =======         =======
NET ASSETS CONSISTS OF:
 Policy Owners' equity ...............................      $177,857        $14,864         $16,047
 Depositor's equity ..................................             0              0               0
                                                            --------        -------         -------
  Net assets applicable to units outstanding .........      $177,857        $14,864         $16,047
                                                            ========        =======         =======
 Policy Owners' units ................................         6,669            990             976
 Depositor's units ...................................             0              0               0
                                                            --------        -------         -------
  Units outstanding ..................................         6,669            990             976
                                                            ========        =======         =======
  Accumulation unit value ............................      $  26.67        $ 15.02         $ 16.44
                                                            ========        =======         =======


                                                          TACTICAL ASSET       C.A.S.E.
                                                            ALLOCATION          GROWTH       VALUE EQUITY
                                                            SUB-ACCOUNT      SUB-ACCOUNT     SUB-ACCOUNT
                                                            -----------      -----------     -----------
ASSETS:
 Investment in WRL Series Fund, Inc.:
  Shares .............................................          2,988            1,364           2,152
                                                              =======          =======         =======
  Cost ...............................................        $38,916          $19,242         $28,825
                                                              =======          =======         =======
 Investment, at net asset value ......................        $39,889          $17,718         $26,066
 Transfers receivable from depositor .................             15               12              17
                                                              -------          -------         -------
  Total assets .......................................         39,904           17,730          26,083
                                                              -------          -------         -------
LIABILITIES:
 Accrued expenses ....................................              0                0               0
 Transfers payable to depositor ......................              0                0               0
                                                              -------          -------         -------
  Total liabilities ..................................              0                0               0
                                                              -------          -------         -------
  Net assets .........................................        $39,904          $17,730         $26,083
                                                              =======          =======         =======
NET ASSETS CONSISTS OF:
 Policy Owners' equity ...............................        $39,904          $17,730         $26,083
 Depositor's equity ..................................              0                0               0
                                                              -------          -------         -------
  Net assets applicable to units outstanding .........        $39,904          $17,730         $26,083
                                                              =======          =======         =======
 Policy Owners' units ................................          2,383            1,417           1,982
 Depositor's units ...................................              0                0               0
                                                              -------          -------         -------
  Units outstanding ..................................          2,383            1,417           1,982
                                                              =======          =======         =======
  Accumulation unit value ............................        $ 16.74          $ 12.51         $ 13.16
                                                              =======          =======         =======

   The notes to the financial statements are an integral part of this report.

                            WRL SERIES LIFE ACCOUNT
                      STATEMENT OF ASSETS AND LIABILITIES
                             AT DECEMBER 31, 1998
                 ALL AMOUNTS (EXCEPT UNIT VALUES) IN THOUSANDS


                                                          INTERNATIONAL         U.S.        THIRD AVENUE
                                                              EQUITY           EQUITY          VALUE
                                                           SUB-ACCOUNT      SUB-ACCOUNT     SUB-ACCOUNT
                                                           -----------      -----------     -----------
ASSETS:
 Investment in WRL Series Fund, Inc.:
  Shares .............................................           483              976             302
                                                              ======          =======          ======
  Cost ...............................................        $5,705          $13,010          $2,904
                                                              ======          =======          ======
 Investment, at net asset value ......................        $5,824          $14,078          $2,801
 Transfers receivable from depositor .................             3                6               6
                                                              ------          -------          ------
  Total assets .......................................         5,827           14,084           2,807
                                                              ------          -------          ------
LIABILITIES:
 Accrued expenses ....................................             0                0               0
 Transfers payable to depositor ......................             0                0               0
                                                              ------          -------          ------
  Total liabilities ..................................             0                0               0
                                                              ------          -------          ------
  Net assets .........................................        $5,827          $14,084          $2,807
                                                              ======          =======          ======
NET ASSETS CONSISTS OF:
 Policy Owners' equity ...............................        $5,827          $14,084          $2,622
 Depositor's equity ..................................             0                0             185
                                                              ------          -------          ------
  Net assets applicable to units outstanding .........        $5,827          $14,084          $2,807
                                                              ======          =======          ======
 Policy Owners' units ................................           489              919             284
 Depositor's units ...................................             0                0              20
                                                              ------          -------          ------
  Units outstanding ..................................           489              919             304
                                                              ======          =======          ======
  Accumulation unit value ............................        $11.92          $ 15.33          $ 9.23
                                                              ======          =======          ======


                                                          REAL ESTATE
                                                          SECURITIES
                                                          SUB-ACCOUNT
                                                          -----------
ASSETS:
 Investment in WRL Series Fund, Inc.:
  Shares .............................................          83
                                                             =====
  Cost ...............................................       $ 784
                                                             =====
 Investment, at net asset value ......................       $ 708
 Transfers receivable from depositor .................           1
                                                             -----
  Total assets .......................................         709
                                                             -----
LIABILITIES:
 Accrued expenses ....................................           0
 Transfers payable to depositor ......................           0
                                                             -----
  Total liabilities ..................................           0
                                                             -----
  Net assets .........................................       $ 709
                                                             =====
NET ASSETS CONSISTS OF:
 Policy Owners' equity ...............................       $ 371
 Depositor's equity ..................................         338
                                                             -----
  Net assets applicable to units outstanding .........       $ 709
                                                             =====
 Policy Owners' units ................................          44
 Depositor's units ...................................          40
                                                             -----
  Units outstanding ..................................          84
                                                             =====
  Accumulation unit value ............................       $8.46
                                                             =====

   The notes to the financial statements are an integral part of this report.

                            WRL SERIES LIFE ACCOUNT
                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 1998
                           ALL AMOUNTS IN THOUSANDS


                                                                                 MONEY
                                                                                 MARKET           BOND          GROWTH
                                                                              SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT
INVESTMENT INCOME:
 Dividend income .........................................................       $1,113          $1,196        $  1,180
 Capital gain distributions ..............................................            0               0           5,200
                                                                                 ------          ------        --------
  Total investment income ................................................        1,113           1,196           6,380
EXPENSES:
 Mortality and expense risk ..............................................          194             194           5,277
                                                                                 ------          ------        --------
  Net investment income (loss) ...........................................          919           1,002           1,103
                                                                                 ------          ------        --------
NET REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) from securities transactions ..................            0             642          12,232
  Change in unrealized appreciation (depreciation) .......................            0              71         283,227
                                                                                 ------          ------        --------
  Net gain (loss) on investment securities ...............................            0             713         295,459
                                                                                 ------          ------        --------
   Net increase (decrease) in net assets resulting from operations .......       $  919          $1,715        $296,562
                                                                                 ======          ======        ========


                                                                                                STRATEGIC       EMERGING
                                                                                 GLOBAL       TOTAL RETURN       GROWTH
                                                                              SUB-ACCOUNT      SUB-ACCOUNT     SUB-ACCOUNT
                                                                              -----------      -----------     -----------
INVESTMENT INCOME:
 Dividend income .........................................................      $ 1,092          $2,240          $     0
 Capital gain distributions ..............................................        8,026           1,844            8,683
                                                                                -------          ------          -------
  Total investment income ................................................        9,118           4,084            8,683
EXPENSES:
 Mortality and expense risk ..............................................        1,693             800            1,789
                                                                                -------          ------          -------
  Net investment income (loss) ...........................................        7,425           3,284            6,894
                                                                                -------          ------          -------
NET REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) from securities transactions ..................        3,529           1,097            4,995
  Change in unrealized appreciation (depreciation) .......................       34,898           3,250           54,519
                                                                                -------          ------          -------
  Net gain (loss) on investment securities ...............................       38,427           4,347           59,514
                                                                                -------          ------          -------
   Net increase (decrease) in net assets resulting from operations .......      $45,852          $7,631          $66,408
                                                                                =======          ======          =======

   The notes to the financial statements are an integral part of this report.

                            WRL SERIES LIFE ACCOUNT
                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 1998
                           ALL AMOUNTS IN THOUSANDS


                                                                               AGGRESSIVE
                                                                                 GROWTH         BALANCED      GROWTH & INCOME
                                                                              SUB-ACCOUNT     SUB-ACCOUNT       SUB-ACCOUNT
                                                                              -----------     -----------       -----------
INVESTMENT INCOME:
 Dividend income .........................................................      $   356           $329            $  651
 Capital gain distributions ..............................................        8,627             13               112
                                                                                -------           ----            ------
  Total investment income ................................................        8,983            342               763
EXPENSES:
 Mortality and expense risk ..............................................        1,132            115               119
                                                                                -------           ----            ------
  Net investment income (loss) ...........................................        7,851            227               644
                                                                                -------           ----            ------
NET REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) from securities transactions ..................        2,395            262               390
  Change in unrealized appreciation (depreciation) .......................       41,953            314              (659)
                                                                                -------           ----            ------
  Net gain (loss) on investment securities ...............................       44,348            576              (269)
                                                                                -------           ----            ------
   Net increase (decrease) in net assets resulting from operations .......      $52,199           $803            $  375
                                                                                =======           ====            ======

                                                                      TACTICAL ASSET     C.A.S.E.
                                                                        ALLOCATION        GROWTH       VALUE EQUITY
                                                                        SUB-ACCOUNT    SUB-ACCOUNT     SUB-ACCOUNT
                                                                        -----------    -----------     -----------
INVESTMENT INCOME:
 Dividend income ..................................................      $  1,115       $  1,514        $    530
 Capital gain distributions .......................................         2,619             90           1,755
                                                                         --------       --------        --------
  Total investment income .........................................         3,734          1,604           2,285
EXPENSES:
 Mortality and expense risk .......................................           315            129             264
                                                                         --------       --------        --------
  Net investment income (loss) ....................................         3,419          1,475           2,021
                                                                         --------       --------        --------
NET REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) from securities transactions ...........           429            175           1,254
  Change in unrealized appreciation (depreciation) ................        (1,516)        (1,289)         (5,937)
                                                                         --------       --------        --------
  Net gain (loss) on investment securities ........................        (1,087)        (1,114)         (4,683)
                                                                         --------       --------        --------
   Net increase (decrease) in net assets resulting from operations       $  2,332       $    361        $ (2,662)
                                                                         ========       ========        ========

   The notes to the financial statements are an integral part of this report.

                            WRL SERIES LIFE ACCOUNT
                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 1998
                           ALL AMOUNTS IN THOUSANDS

                                                                              INTERNATIONAL         U.S.         THIRD AVENUE
                                                                                  EQUITY        EQUITY BOND         VALUE
                                                                               SUB-ACCOUNT      SUB-ACCOUNT     SUB-ACCOUNT(a)
                                                                               -----------      -----------     --------------
INVESTMENT INCOME:
 Dividend income .........................................................        $   3            $  413          $    8
 Capital gain distributions ..............................................            0                94               0
                                                                                  -----            ------          ------
  Total investment income ................................................            3               507               8
EXPENSES:
 Mortality and expense risk ..............................................           35                73              19
                                                                                  -----            ------          ------
  Net investment income (loss) ...........................................          (32)              434             (11)
                                                                                  -----            ------          ------
NET REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) from securities transactions ..................          147               358             (39)
  Change in unrealized appreciation (depreciation) .......................          222             1,053            (103)
                                                                                  -----            ------          ------
  Net gain (loss) on investment securities ...............................          369             1,411            (142)
                                                                                  -----            ------          ------
   Net increase (decrease) in net assets resulting from operations .......        $ 337            $1,845          $ (153)
                                                                                  =====            ======          ======


                                                                      REAL ESTATE
                                                                       SECURITIES
                                                                     SUB-ACCOUNT(b)
                                                                     --------------
INVESTMENT INCOME:
 Dividend income ..................................................     $    0
 Capital gain distributions .......................................          0
                                                                        ------
  Total investment income .........................................          0
EXPENSES:
 Mortality and expense risk .......................................          4
                                                                        ------
  Net investment income (loss) ....................................         (4)
                                                                        -------
NET REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) from securities transactions ...........        (36)
  Change in unrealized appreciation (depreciation) ................        (76)
                                                                        ------
  Net gain (loss) on investment securities ........................       (112)
                                                                        ------
   Net increase (decrease) in net assets resulting from operations      $ (116)
                                                                        ======

(a) The inception date of this Sub-Account was January 2, 1998.

(b) The inception date of this Sub-Account was May 1, 1998.





   The notes to the financial statements are an integral part of this report.

                            WRL SERIES LIFE ACCOUNT
                      STATEMENT OF CHANGES IN NET ASSETS
                              FOR THE YEAR ENDED
                           ALL AMOUNTS IN THOUSANDS



                                                                              MONEY MARKET
                                                                               SUB-ACCOUNT
                                                                              DECEMBER 31,
                                                                         -----------------------
                                                                             1998        1997
                                                                         ------------ ----------
OPERATIONS:
 Net investment income (loss) ..........................................  $      919   $    639
 Net gain (loss) on investment securities ..............................           0          0
                                                                          ----------   --------
 Net increase (decrease) in net assets resulting from operations .......         919        639
                                                                          ----------   --------
CAPITAL UNIT TRANSACTIONS:
 Proceeds from units sold (transferred) ................................      12,763      7,719
                                                                          ----------   --------
 Less cost of units redeemed:
  Administrative charges ...............................................       3,123      3,108
  Policy loans .........................................................       1,163        687
  Surrender benefits ...................................................       1,250        854
  Death benefits .......................................................          10          9
                                                                          ----------   --------
                                                                               5,546      4,658
                                                                          ----------   --------
  Increase (decrease) in net assets from capital unit transactions .....       7,217      3,061
                                                                          ----------   --------
  Net increase (decrease) in net assets ................................       8,136      3,700
 Depositor's equity contribution (redemption) ..........................           0          0
NET ASSETS:
 Beginning of year .....................................................      16,440     12,740
                                                                          ----------   --------
 End of year ...........................................................  $   24,576   $ 16,440
                                                                          ==========   ========
UNIT ACTIVITY:
 Units outstanding - beginning of year .................................       1,020        825
 Units issued ..........................................................      11,339      9,509
 Units redeemed ........................................................     (10,899)    (9,314)
                                                                          ----------   --------
 Units outstanding - end of year .......................................       1,460      1,020
                                                                          ==========   ========

                                                                                  BOND                   GROWTH
                                                                              SUB-ACCOUNT             SUB-ACCOUNT
                                                                              DECEMBER 31,            DECEMBER 31,
                                                                         ---------------------- ------------------------
                                                                             1998       1997        1998        1997
                                                                         ----------- ---------- ----------- ------------
OPERATIONS:
 Net investment income (loss) ..........................................   $ 1,002    $   661    $  1,103     $ 44,206
 Net gain (loss) on investment securities ..............................       713        418     295,459       15,238
                                                                           -------    -------    --------     --------
 Net increase (decrease) in net assets resulting from operations .......     1,715      1,079     296,562       59,444
                                                                           -------    -------    --------     --------
CAPITAL UNIT TRANSACTIONS:
 Proceeds from units sold (transferred) ................................     9,472      7,506     140,684      106,236
                                                                           -------    -------    --------     --------
 Less cost of units redeemed:
  Administrative charges ...............................................     2,292      1,633      44,910       37,231
  Policy loans .........................................................       594        428      18,083       11,212
  Surrender benefits ...................................................       865        437      22,312       15,746
  Death benefits .......................................................       159         15       4,185          711
                                                                           -------    -------    --------     --------
                                                                             3,910      2,513      89,490       64,900
                                                                           -------    -------    --------     --------
  Increase (decrease) in net assets from capital unit transactions .....     5,562      4,993      51,194       41,336
                                                                           -------    -------    --------     --------
  Net increase (decrease) in net assets ................................     7,277      6,072     347,756      100,780
 Depositor's equity contribution (redemption) ..........................         0          0           0            0
NET ASSETS:
 Beginning of year .....................................................    17,657     11,585     450,271      349,491
                                                                           -------    -------    --------     --------
 End of year ...........................................................   $24,934    $17,657    $798,027     $450,271
                                                                           =======    =======    ========     ========
UNIT ACTIVITY:
 Units outstanding - beginning of year .................................       836        593       7,972        7,208
 Units issued ..........................................................     1,030        568       2,967        2,877
 Units redeemed ........................................................      (776)      (325)     (2,271)      (2,113)
                                                                           -------    -------    --------     --------
 Units outstanding - end of year .......................................     1,090        836       8,668        7,972
                                                                           =======    =======    ========     ========

                                                                                  GLOBAL
                                                                               SUB-ACCOUNT
                                                                               DECEMBER 31,
                                                                         ------------------------
                                                                             1998        1997
                                                                         ----------- ------------
OPERATIONS:
 Net investment income (loss) ..........................................  $  7,425     $ 15,859
 Net gain (loss) on investment securities ..............................    38,427          805
                                                                          --------     --------
 Net increase (decrease) in net assets resulting from operations .......    45,852       16,664
                                                                          --------     --------
CAPITAL UNIT TRANSACTIONS:
 Proceeds from units sold (transferred) ................................    72,962       64,272
                                                                          --------     --------
 Less cost of units redeemed:
  Administrative charges ...............................................    19,369       12,590
  Policy loans .........................................................     4,953        2,948
  Surrender benefits ...................................................     5,662        3,391
  Death benefits .......................................................       591          149
                                                                          --------     --------
                                                                            30,575       19,078
                                                                          --------     --------
  Increase (decrease) in net assets from capital unit transactions .....    42,387       45,194
                                                                          --------     --------
  Net increase (decrease) in net assets ................................    88,239       61,858
 Depositor's equity contribution (redemption) ..........................         0            0
NET ASSETS:
 Beginning of year .....................................................   145,017       83,159
                                                                          --------     --------
 End of year ...........................................................  $233,256     $145,017
                                                                          ========     ========
UNIT ACTIVITY:
 Units outstanding - beginning of year .................................     8,145        5,497
 Units issued ..........................................................     5,610        5,205
 Units redeemed ........................................................    (3,588)      (2,557)
                                                                          --------     --------
 Units outstanding - end of year .......................................    10,167        8,145
                                                                          ========     ========

                                                                                STRATEGIC
                                                                              TOTAL RETURN           EMERGING GROWTH
                                                                               SUB-ACCOUNT             SUB-ACCOUNT
                                                                              DECEMBER 31,             DECEMBER 31,
                                                                         ----------------------- ------------------------
                                                                             1998        1997        1998        1997
                                                                         ----------- ----------- ----------- ------------
OPERATIONS:
 Net investment income (loss) ..........................................  $  3,284    $  6,101    $  6,894     $ 13,841
 Net gain (loss) on investment securities ..............................     4,347       6,521      59,514       10,932
                                                                          --------    --------    --------     --------
 Net increase (decrease) in net assets resulting from operations .......     7,631      12,622      66,408       24,773
                                                                          --------    --------    --------     --------
CAPITAL UNIT TRANSACTIONS:
 Proceeds from units sold (transferred) ................................    24,191      22,072      64,824       54,392
                                                                          --------    --------    --------     --------
 Less cost of units redeemed:
  Administrative charges ...............................................     7,696       6,025      19,612       14,518
  Policy loans .........................................................     2,319       1,624       5,601        3,692
  Surrender benefits ...................................................     2,587       2,044       7,688        3,986
  Death benefits .......................................................     1,047         148         368          192
                                                                          --------    --------    --------     --------
                                                                            13,649       9,841      33,269       22,388
                                                                          --------    --------    --------     --------
  Increase (decrease) in net assets from capital unit transactions .....    10,542      12,231      31,555       32,004
                                                                          --------    --------    --------     --------
  Net increase (decrease) in net assets ................................    18,173      24,853      97,963       56,777
 Depositor's equity contribution (redemption) ..........................         0           0           0            0
NET ASSETS:
 Beginning of year .....................................................    80,753      55,900     164,702      107,925
                                                                          --------    --------    --------     --------
 End of year ...........................................................  $ 98,926    $ 80,753    $262,665     $164,702
                                                                          ========    ========    ========     ========
UNIT ACTIVITY:
 Units outstanding - beginning of year .................................     4,270       3,570       7,013        5,532
 Units issued ..........................................................     1,946       1,809       4,099        4,085
 Units redeemed ........................................................    (1,402)     (1,109)     (2,894)      (2,604)
                                                                          --------    --------    --------     --------
 Units outstanding - end of year .......................................     4,814       4,270       8,218        7,013
                                                                          ========    ========    ========     ========

   The notes to the financial statements are an integral part of this report.

                            WRL SERIES LIFE ACCOUNT
                      STATEMENT OF CHANGES IN NET ASSETS
                              FOR THE YEAR ENDED
                           ALL AMOUNTS IN THOUSANDS

                                                                            AGGRESSIVE GROWTH
                                                                               SUB-ACCOUNT
                                                                              DECEMBER 31,
                                                                         -----------------------
                                                                             1998        1997
                                                                         ----------- -----------
OPERATIONS:
 Net investment income (loss) ..........................................  $  7,851    $  7,795
 Net gain (loss) on investment securities ..............................    44,348       6,524
                                                                          --------    --------
 Net increase (decrease) in net assets resulting from operations .......    52,199      14,319
                                                                          --------    --------
CAPITAL UNIT TRANSACTIONS:
 Proceeds from units sold (transferred) ................................    53,159      40,282
                                                                          --------    --------
 Less cost of units redeemed:
  Administrative charges ...............................................    13,960       9,888
  Policy loans .........................................................     3,522       1,926
  Surrender benefits ...................................................     4,423       2,485
  Death benefits .......................................................       248          58
                                                                          --------    --------
                                                                            22,153      14,357
                                                                          --------    --------
  Increase (decrease) in net assets from capital unit transactions .....    31,006      25,925
                                                                          --------    --------
  Net increase (decrease) in net assets ................................    83,205      40,244
 Depositor's equity contribution (redemption) ..........................         0           0
NET ASSETS:
 Beginning of year .....................................................    94,652      54,408
                                                                          --------    --------
 End of year ...........................................................  $177,857    $ 94,652
                                                                          ========    ========
UNIT ACTIVITY:
 Units outstanding - beginning of year .................................     5,230       3,702
 Units issued ..........................................................     3,797       3,540
 Units redeemed ........................................................    (2,358)     (2,012)
                                                                          --------    --------
 Units outstanding - end of year .......................................     6,669       5,230
                                                                          ========    ========

                                                                               BALANCED           GROWTH & INCOME
                                                                              SUB-ACCOUNT           SUB-ACCOUNT
                                                                             DECEMBER 31,          DECEMBER 31,
                                                                         --------------------- ---------------------
                                                                            1998       1997        1998       1997
                                                                         ---------- ---------- ----------- ---------
OPERATIONS:
 Net investment income (loss) ..........................................  $   227    $   992     $   644    $1,214
 Net gain (loss) on investment securities ..............................      576        226        (269)      283
                                                                          -------    -------     -------    ------
 Net increase (decrease) in net assets resulting from operations .......      803      1,218         375     1,497
                                                                          -------    -------     -------    ------
CAPITAL UNIT TRANSACTIONS:
 Proceeds from units sold (transferred) ................................    5,658      4,373       8,963     3,232
                                                                          -------    -------     -------    ------
 Less cost of units redeemed:
  Administrative charges ...............................................    1,423        958       1,633       733
  Policy loans .........................................................      279        179         218       163
  Surrender benefits ...................................................      596        153         431       260
  Death benefits .......................................................       15          3          72        11
                                                                          -------    -------     -------    ------
                                                                            2,313      1,293       2,354     1,167
                                                                          -------    -------     -------    ------
  Increase (decrease) in net assets from capital unit transactions .....    3,345      3,080       6,609     2,065
                                                                          -------    -------     -------    ------
  Net increase (decrease) in net assets ................................    4,148      4,298       6,984     3,562
 Depositor's equity contribution (redemption) ..........................        0          0           0         0
NET ASSETS:
 Beginning of year .....................................................   10,716      6,418       9,063     5,501
                                                                          -------    -------     -------    ------
 End of year ...........................................................  $14,864    $10,716     $16,047    $9,063
                                                                          =======    =======     =======    ======
UNIT ACTIVITY:
 Units outstanding - beginning of year .................................      756        526         563       422
 Units issued ..........................................................      578        472         966       352
 Units redeemed ........................................................     (344)      (242)       (553)     (211)
                                                                          -------    -------     -------    ------
 Units outstanding - end of year .......................................      990        756         976       563
                                                                          =======    =======     =======    ======

                                                                             TACTICAL ASSET
                                                                               ALLOCATION
                                                                               SUB-ACCOUNT
                                                                              DECEMBER 31,
                                                                         -----------------------
                                                                             1998        1997
                                                                         ----------- -----------
OPERATIONS:
 Net investment income (loss) ..........................................  $  3,419     $ 1,913
 Net gain (loss) on investment securities ..............................    (1,087)      1,362
                                                                          --------     -------
 Net increase (decrease) in net assets resulting from operations .......     2,332       3,275
                                                                          --------     -------
CAPITAL UNIT TRANSACTIONS:
 Proceeds from units sold (transferred) ................................    13,703      11,386
                                                                          --------     -------
 Less cost of units redeemed:
  Administrative charges ...............................................     3,421       2,219
  Policy loans .........................................................       748         463
  Surrender benefits ...................................................       925         742
  Death benefits .......................................................       160          60
                                                                          --------     -------
                                                                             5,254       3,484
                                                                          --------     -------
  Increase (decrease) in net assets from capital unit transactions .....     8,449       7,902
                                                                          --------     -------
  Net increase (decrease) in net assets ................................    10,781      11,177
 Depositor's equity contribution (redemption) ..........................         0           0
NET ASSETS:
 Beginning of year .....................................................    29,123      17,946
                                                                          --------     -------
 End of year ...........................................................  $ 39,904     $29,123
                                                                          ========     =======
UNIT ACTIVITY:
 Units outstanding - beginning of year .................................     1,867       1,330
 Units issued ..........................................................     1,377       1,163
 Units redeemed ........................................................      (861)       (626)
                                                                          --------     -------
 Units outstanding - end of year .......................................     2,383       1,867
                                                                          ========     =======

                                                                             C.A.S.E. GROWTH          VALUE EQUITY
                                                                               SUB-ACCOUNT             SUB-ACCOUNT
                                                                              DECEMBER 31,            DECEMBER 31,
                                                                         ----------------------- -----------------------
                                                                             1998        1997        1998        1997
                                                                         ----------- ----------- ----------- -----------
OPERATIONS:
 Net investment income (loss) ..........................................  $  1,475     $   994    $  2,021     $   183
 Net gain (loss) on investment securities ..............................    (1,114)       (252)     (4,683)      3,038
                                                                          --------     -------    --------     -------
 Net increase (decrease) in net assets resulting from operations .......       361         742      (2,662)      3,221
                                                                          --------     -------    --------     -------
CAPITAL UNIT TRANSACTIONS:
 Proceeds from units sold (transferred) ................................     8,731       8,029       6,086      17,023
                                                                          --------     -------    --------     -------
 Less cost of units redeemed:
  Administrative charges ...............................................     2,433         970       2,846       1,257
  Policy loans .........................................................       520         146         643         542
  Surrender benefits ...................................................       295         144         401         388
  Death benefits .......................................................        60           6         165           0
                                                                          --------     -------    --------     -------
                                                                             3,308       1,266       4,055       2,187
                                                                          --------     -------    --------     -------
  Increase (decrease) in net assets from capital unit transactions .....     5,423       6,763       2,031      14,836
                                                                          --------     -------    --------     -------
  Net increase (decrease) in net assets ................................     5,784       7,505        (631)     18,057
 Depositor's equity contribution (redemption) ..........................         0         (25)          0        (230)
NET ASSETS:
 Beginning of year .....................................................    11,946       4,466      26,714       8,887
                                                                          --------     -------    --------     -------
 End of year ...........................................................  $ 17,730     $11,946    $ 26,083     $26,714
                                                                          ========     =======    ========     =======
UNIT ACTIVITY:
 Units outstanding - beginning of year .................................       969         413       1,916         790
 Units issued ..........................................................     1,317         931       1,748       1,772
 Units redeemed ........................................................      (869)       (375)     (1,682)       (646)
                                                                          --------     -------    --------     -------
 Units outstanding - end of year .......................................     1,417         969       1,982       1,916
                                                                          ========     =======    ========     =======

   The notes to the financial statements are an integral part of this report.

                            WRL SERIES LIFE ACCOUNT
                      STATEMENT OF CHANGES IN NET ASSETS
                              FOR THE YEAR ENDED
                           ALL AMOUNTS IN THOUSANDS


                                                          INTERNATIONAL EQUITY      U.S. EQUITY       THIRD AVENUE   REAL ESTATE
                                                               SUB-ACCOUNT          SUB-ACCOUNT           VALUE       SECURITIES
                                                              DECEMBER 31,          DECEMBER 31,       SUB-ACCOUNT   SUB-ACCOUNT
                                                          --------------------- --------------------  DECEMBER 31,   DECEMBER 31,
                                                             1998      1997(a)     1998     1997(a)      1998(b)       1998(c)
                                                          ---------- ---------- ---------- --------- -------------- -------------
OPERATIONS:
 Net investment income (loss) ...........................   $  (32)    $   (4)   $   434    $  107       $  (11)       $   (4)
 Net gain (loss) on investment
  securities ............................................      369         31      1,411        96         (142)         (112)
                                                            ------     ------    -------    ------       ------        ------
 Net increase (decrease) in net assets resulting from
  operations ............................................      337         27      1,845       203         (153)         (116)
                                                            ------     ------    -------    ------       ------        ------
CAPITAL UNIT TRANSACTIONS:
 Proceeds from units sold (transferred) .................    3,972      2,458     10,178     3,208        2,932           472
                                                            ------     ------    -------    ------       ------        ------
 Less cost of units redeemed:
  Administrative charges ................................      433        117        862        91          138             4
  Policy loans ..........................................      196         59        159        56            8            43
  Surrender benefits ....................................       35         14        113         9           26             0
  Death benefits ........................................      107          0         63         0            0             0
                                                            ------     ------    -------    ------       ------        ------
                                                               771        190      1,197       156          172            47
                                                            ------     ------    -------    ------       ------        ------
  Increase (decrease) in net assets from capital
    unit transactions ...................................    3,201      2,268      8,981     3,052        2,760           425
                                                            ------     ------    -------    ------       ------        ------
  Net increase (decrease) in net assets .................    3,538      2,295     10,826     3,255        2,607           309
 Depositor's equity contribution (redemption) ...........        0         (6)         0         3          200           400
NET ASSETS:
 Beginning of year ......................................    2,289          0      3,258         0            0             0
                                                            ------     ------    -------    ------       ------        ------
 End of year ............................................   $5,827     $2,289    $14,084    $3,258       $2,807        $  709
                                                            ======     ======    =======    ======       ======        ======
UNIT ACTIVITY:
 Units outstanding - beginning of year ..................      215          0        259         0            0             0
 Units issued ...........................................      767        484      1,266       393          495           113
 Units redeemed .........................................     (493)      (269)      (606)     (134)        (191)          (29)
                                                            ------     ------    -------    ------       ------        ------
 Units outstanding - end of year ........................      489        215        919       259          304            84
                                                            ======     ======    =======    ======       ======        ======

(a) The inception date of this Sub-Account was January 2, 1997.

(b) The inception date of this Sub-Account was January 2, 1998.

(c) The inception date of this Sub-Account was May 1, 1998.



   The notes to the financial statements are an integral part of this report.

                            WRL SERIES LIFE ACCOUNT
                             FINANCIAL HIGHLIGHTS*
                              FOR THE YEAR ENDED


                                                                           MONEY MARKET SUB-ACCOUNT
                                                                                DECEMBER 31,
                                                                           -----------------------
                                                                               1998        1997
                                                                           ----------- -----------
Accumulation unit value, beginning of year ...............................   $ 16.13     $ 15.45
 Income from operations:
  Net investment income (loss) ...........................................      0.70        0.68
  Net realized and unrealized gain (loss) on investment ..................      0.00        0.00
                                                                             -------     -------
   Net income (loss) from operations .....................................      0.70        0.68
                                                                             -------     -------
Accumulation unit value, end of year .....................................   $ 16.83     $ 16.13
                                                                             =======     =======
Total return (a) .........................................................      4.36%       4.37%
Ratios and supplemental data:
 Net assets at end of year (in thousands) ................................   $24,576     $16,440
 Ratios of net investment income (loss) to average net assets (b) ........      4.24%       4.28%


                                                                                MONEY MARKET SUB-ACCOUNT
                                                                                      DECEMBER 31,
                                                                           -----------------------------------
                                                                               1996        1995        1994
                                                                           ----------- ----------- -----------
Accumulation unit value, beginning of year ...............................   $ 14.83     $ 14.19     $ 13.84
 Income from operations:
  Net investment income (loss) ...........................................      0.62        0.64        0.35
  Net realized and unrealized gain (loss) on investment ..................      0.00        0.00        0.00
                                                                             -------     -------     -------
   Net income (loss) from operations .....................................      0.62        0.64        0.35
                                                                             -------     -------     -------
Accumulation unit value, end of year .....................................   $ 15.45     $ 14.83     $ 14.19
                                                                             =======     =======     =======
Total return (a) .........................................................      4.17%       4.49%       2.58%
Ratios and supplemental data:
 Net assets at end of year (in thousands) ................................   $12,740     $10,759     $ 9,706
 Ratios of net investment income (loss) to average net assets (b) ........      4.07%       4.37%       2.66%


                                                                              BOND SUB-ACCOUNT
                                                                                DECEMBER 31,
                                                                           -----------------------
                                                                               1998        1997
                                                                           ----------- -----------
Accumulation unit value, beginning of year ...............................   $ 21.12     $ 19.53
 Income from operations:
  Net investment income (loss) ...........................................      1.01        1.01
  Net realized and unrealized gain (loss) on investment ..................      0.76        0.58
                                                                             -------     -------
   Net income (loss) from operations .....................................      1.77        1.59
                                                                             -------     -------
Accumulation unit value, end of year .....................................   $ 22.89     $ 21.12
                                                                             =======     =======
Total return (a) .........................................................      8.34%       8.18%
Ratios and supplemental data:
 Net assets at end of year (in thousands) ................................   $24,934     $17,657
 Ratios of net investment income (loss) to average net assets (b) ........      4.58%       5.06%

                                                                                    BOND SUB-ACCOUNT
                                                                                      DECEMBER 31,
                                                                           -----------------------------------
                                                                               1996        1995        1994
                                                                           ----------- ----------- -----------
Accumulation unit value, beginning of year ...............................  $  19.67     $ 16.14    $   17.50
 Income from operations:
  Net investment income (loss) ...........................................      0.99        1.05         0.89
  Net realized and unrealized gain (loss) on investment ..................     (1.13)       2.48        (2.25)
                                                                            --------     -------    ---------
   Net income (loss) from operations .....................................     (0.14)       3.53        (1.36)
                                                                            --------     -------    ---------
Accumulation unit value, end of year .....................................  $  19.53     $ 19.67    $   16.14
                                                                            ========     =======    =========
Total return (a) .........................................................    (0.75)%      21.89%      (7.77)%
Ratios and supplemental data:
 Net assets at end of year (in thousands) ................................  $ 11,585     $10,066    $   6,259
 Ratios of net investment income (loss) to average net assets (b) ........      5.34%       5.80%        5.57%

                                                                      GROWTH SUB-ACCOUNT
                                                                         DECEMBER 31,
                                                                   -------------------------
                                                                       1998         1997
                                                                   ------------ ------------
Accumulation unit value, beginning of year .......................   $  56.48     $  48.48
 Income from operations:
  Net investment income (loss) ...................................       0.13         5.83
  Net realized and unrealized gain (loss) on investment ..........      35.46         2.17
                                                                     --------     --------
   Net income (loss) from operations .............................      35.59         8.00
                                                                     --------     --------
Accumulation unit value, end of year .............................   $  92.07     $  56.48
                                                                     ========     ========
Total return (a) .................................................      63.01%       16.50%
Ratios and supplemental data:
 Net assets at end of year (in thousands) ........................   $798,027     $450,271
 Ratios of net investment income (loss) to average net assets (b)        0.19%       10.84%


                                                                             GROWTH SUB-ACCOUNT
                                                                                DECEMBER 31,
                                                                   --------------------------------------
                                                                       1996         1995         1994
                                                                   ------------ ------------ ------------
Accumulation unit value, beginning of year .......................   $  41.47     $  28.44     $  31.30
 Income from operations:
  Net investment income (loss) ...................................       2.88         3.89         0.04
  Net realized and unrealized gain (loss) on investment ..........       4.13         9.14        (2.90)
                                                                     --------     --------     --------
   Net income (loss) from operations .............................       7.01        13.03        (2.86)
                                                                     --------     --------     --------
Accumulation unit value, end of year .............................   $  48.48     $  41.47     $  28.44
                                                                     ========     ========     ========
Total return (a) .................................................      16.91%       45.81%      (9.13)%
Ratios and supplemental data:
 Net assets at end of year (in thousands) ........................   $349,491     $262,467     $161,490
 Ratios of net investment income (loss) to average net assets (b)        6.41%       11.05%        0.16%

   The notes to the financial statements are an integral part of this report.

                            WRL SERIES LIFE ACCOUNT
                             FINANCIAL HIGHLIGHTS*
                              FOR THE YEAR ENDED


                                                                           GLOBAL SUB-ACCOUNT
                                                                              DECEMBER 31,
                                                                        -------------------------
                                                                            1998         1997
                                                                        ------------ ------------
Accumulation unit value, beginning of year ............................   $  17.80     $  15.13
 Income from operations:
  Net investment income (loss) ........................................       0.82         2.30
  Net realized and unrealized gain (loss) on investment ...............       4.32         0.37
                                                                          --------     --------
   Net income (loss) from operations ..................................       5.14         2.67
                                                                          --------     --------
Accumulation unit value, end of year ..................................   $  22.94     $  17.80
                                                                          ========     ========
Total return (a) ......................................................      28.86%       17.69%
Ratios and supplemental data:
 Net assets at end of year (in thousands) .............................   $233,256     $145,017
 Ratios of net investment income (loss) to average net assets (b) .....       3.92%       13.39%


                                                                                GLOBAL SUB-ACCOUNT
                                                                                   DECEMBER 31,
                                                                        ----------------------------------
                                                                            1996        1995      1994(c)
                                                                        ----------- ----------- ----------
Accumulation unit value, beginning of year ............................   $ 11.95     $  9.80    $  10.00
 Income from operations:
  Net investment income (loss) ........................................      1.50        0.45        0.71
  Net realized and unrealized gain (loss) on investment ...............      1.68        1.70       (0.91)
                                                                          -------     -------    --------
   Net income (loss) from operations ..................................      3.18        2.15       (0.20)
                                                                          -------     -------    --------
Accumulation unit value, end of year ..................................   $ 15.13     $ 11.95    $   9.80
                                                                          =======     =======    ========
Total return (a) ......................................................     26.60%      21.96%     (2.02)%
Ratios and supplemental data:
 Net assets at end of year (in thousands) .............................   $83,159     $37,049    $ 21,672
 Ratios of net investment income (loss) to average net assets (b) .....     11.09%       4.25%       8.86%

                                                                        STRATEGIC TOTAL RETURN
                                                                              SUB-ACCOUNT
                                                                             DECEMBER 31,
                                                                        -----------------------
                                                                            1998        1997
                                                                        ----------- -----------
Accumulation unit value, beginning of year ............................   $ 18.91     $ 15.66
 Income from operations:
  Net investment income (loss) ........................................      0.71        1.56
  Net realized and unrealized gain (loss) on investment ...............      0.93        1.69
                                                                          -------     -------
   Net income (loss) from operations ..................................      1.64        3.25
                                                                          -------     -------
Accumulation unit value, end of year ..................................   $ 20.55     $ 18.91
                                                                          =======     =======
Total return (a) ......................................................      8.66%      20.77%
Ratios and supplemental data:
 Net assets at end of year (in thousands) .............................   $98,926     $80,753
 Ratios of net investment income (loss) to average net assets (b) .....      3.67%       8.89%


                                                                        STRATEGIC TOTAL RETURN SUB-ACCOUNT
                                                                                   DECEMBER 31,
                                                                        -----------------------------------
                                                                            1996        1995        1994
                                                                        ----------- ----------- -----------
Accumulation unit value, beginning of year ............................   $ 13.74     $ 11.12    $  11.28
 Income from operations:
  Net investment income (loss) ........................................      0.82        0.68        0.18
  Net realized and unrealized gain (loss) on investment ...............      1.10        1.94       (0.34)
                                                                          -------     -------    --------
   Net income (loss) from operations ..................................      1.92        2.62       (0.16)
                                                                          -------     -------    --------
Accumulation unit value, end of year ..................................   $ 15.66     $ 13.74    $  11.12
                                                                          =======     =======    ========
Total return (a) ......................................................     13.97%      23.55%     (1.42)%
Ratios and supplemental data:
 Net assets at end of year (in thousands) .............................   $55,900     $39,648    $ 23,649
 Ratios of net investment income (loss) to average net assets (b) .....      5.76%       5.47%       1.93%

                                                                             EMERGING GROWTH
                                                                               SUB-ACCOUNT
                                                                              DECEMBER 31,
                                                                        -------------------------
                                                                            1998         1997
                                                                        ------------ ------------
Accumulation unit value, beginning of year ............................   $  23.48     $  19.51
 Income from operations:
  Net investment income (loss) ........................................       0.91         2.20
  Net realized and unrealized gain (loss) on investment ...............       7.57         1.77
                                                                          --------     --------
   Net income (loss) from operations ..................................       8.48         3.97
                                                                          --------     --------
Accumulation unit value, end of year ..................................   $  31.96     $  23.48
                                                                          ========     ========
Total return (a) ......................................................      36.11%       20.37%
Ratios and supplemental data:
 Net assets at end of year (in thousands) .............................   $262,665     $164,702
 Ratios of net investment income (loss) to average net assets (b) .....       3.44%       10.18%


                                                                            EMERGING GROWTH SUB-ACCOUNT
                                                                                    DECEMBER 31,
                                                                        ------------------------------------
                                                                            1996         1995        1994
                                                                        ------------ ----------- -----------
Accumulation unit value, beginning of year ............................   $  16.56     $ 11.38   $ 12.40
 Income from operations:
  Net investment income (loss) ........................................       0.82        0.65     (0.09)
  Net realized and unrealized gain (loss) on investment ...............       2.13        4.53     (0.93)
                                                                          --------     -------   -------
   Net income (loss) from operations ..................................       2.95        5.18     (1.02)
                                                                          --------     -------   -------
Accumulation unit value, end of year ..................................   $  19.51     $ 16.56   $ 11.38
                                                                          ========     =======   =======
Total return (a) ......................................................      17.82%      45.49%   (8.18)%
Ratios and supplemental data:
 Net assets at end of year (in thousands) .............................   $107,925     $67,905   $36,687
 Ratios of net investment income (loss) to average net assets (b) .....       4.51%       4.66%   (0.86)%

   The notes to the financial statements are an integral part of this report.

                            WRL SERIES LIFE ACCOUNT
                             FINANCIAL HIGHLIGHTS*
                              FOR THE YEAR ENDED

                                                                           AGGRESSIVE GROWTH
                                                                              SUB-ACCOUNT
                                                                              DECEMBER 31,
                                                                        ------------------------
                                                                            1998         1997
                                                                        ------------ -----------
Accumulation unit value, beginning of year ............................   $  18.10     $ 14.70
 Income from operations:
  Net investment income (loss) ........................................       1.33        1.75
  Net realized and unrealized gain (loss) on investment ...............       7.24        1.65
                                                                          --------     -------
   Net income (loss) from operations ..................................       8.57        3.40
                                                                          --------     -------
Accumulation unit value, end of year ..................................   $  26.67     $ 18.10
                                                                          ========     =======
Total return (a) ......................................................      47.36%      23.14%
Ratios and supplemental data:
 Net assets at end of year (in thousands) .............................   $177,857     $94,652
 Ratios of net investment income (loss) to average net assets (b) .....       6.20%      10.26%

                                                                           AGGRESSIVE GROWTH SUB-ACCOUNT
                                                                                   DECEMBER 31,
                                                                        -----------------------------------
                                                                            1996        1995      1994(c)
                                                                        ----------- ----------- -----------
Accumulation unit value, beginning of year ............................   $ 13.43     $  9.82   $10.00
 Income from operations:
  Net investment income (loss) ........................................      0.36        0.37    (0.06)
  Net realized and unrealized gain (loss) on investment ...............      0.91        3.24    (0.12)
                                                                          -------     -------   ------
   Net income (loss) from operations ..................................      1.27        3.61    (0.18)
                                                                          -------     -------   ------
Accumulation unit value, end of year ..................................   $ 14.70     $ 13.43   $ 9.82
                                                                          =======     =======   ======
Total return (a) ......................................................      9.46%      36.79%  (1.85)%
Ratios and supplemental data:
 Net assets at end of year (in thousands) .............................   $54,408     $32,904   $8,909
 Ratios of net investment income (loss) to average net assets (b) .....      2.65%       2.93%  (0.72)%

                                                                            BALANCED SUB-ACCOUNT
                                                                                DECEMBER 31,
                                                                           -----------------------
                                                                               1998        1997
                                                                           ----------- -----------
Accumulation unit value, beginning of year ...............................   $ 14.17     $ 12.21
 Income from operations:
  Net investment income (loss) ...........................................      0.25        1.55
  Net realized and unrealized gain (loss) on investment ..................      0.60        0.41
                                                                             -------     -------
   Net income (loss) from operations .....................................      0.85        1.96
                                                                             -------     -------
Accumulation unit value, end of year .....................................   $ 15.02     $ 14.17
                                                                             =======     =======
Total return (a) .........................................................      5.98%      16.06%
Ratios and supplemental data:
 Net assets at end of year (in thousands) ................................   $14,864     $10,716
 Ratios of net investment income (loss) to average net assets (b) ........      1.76%      11.62%

                                                                                  BALANCED SUB-ACCOUNT
                                                                                      DECEMBER 31,
                                                                           -----------------------------------
                                                                               1996        1995      1994(c)
                                                                           ----------- ----------- -----------
Accumulation unit value, beginning of year ...............................   $ 11.13    $   9.37    $   10.00
 Income from operations:
  Net investment income (loss) ...........................................      0.36        0.37         0.22
  Net realized and unrealized gain (loss) on investment ..................      0.72        1.39        (0.85)
                                                                             -------    --------    ---------
   Net income (loss) from operations .....................................      1.08        1.76        (0.63)
                                                                             -------    --------    ---------
Accumulation unit value, end of year .....................................   $ 12.21    $  11.13    $    9.37
                                                                             =======    ========    =========
Total return (a) .........................................................      9.73%      18.73%      (6.29)%
Ratios and supplemental data:
 Net assets at end of year (in thousands) ................................   $ 6,418    $  3,795    $   2,145
 Ratios of net investment income (loss) to average net assets (b) ........      3.18%       3.59%        3.06%

                                                                            GROWTH & INCOME
                                                                              SUB-ACCOUNT
                                                                             DECEMBER 31,
                                                                        -----------------------
                                                                            1998        1997
                                                                        ----------- -----------
Accumulation unit value, beginning of year ............................   $ 16.09    $  13.03
 Income from operations:
  Net investment income (loss) ........................................      0.77        2.61
  Net realized and unrealized gain (loss) on investment ...............     (0.42)       0.45
                                                                          -------    --------
   Net income (loss) from operations ..................................      0.35        3.06
                                                                          -------    --------
Accumulation unit value, end of year ..................................   $ 16.44    $  16.09
                                                                          =======    ========
Total return (a) ......................................................      2.13%      23.54%
Ratios and supplemental data:
 Net assets at end of year (in thousands) .............................   $16,047    $  9,063
 Ratios of net investment income (loss) to average net assets (b) .....      4.83%      18.50%

                                                                            GROWTH & INCOME SUB-ACCOUNT
                                                                                   DECEMBER 31,
                                                                        -----------------------------------
                                                                            1996        1995      1994(c)
                                                                        ----------- ----------- -----------
Accumulation unit value, beginning of year ............................  $  11.77    $   9.49    $   10.00
 Income from operations:
  Net investment income (loss) ........................................      0.76        0.49         0.29
  Net realized and unrealized gain (loss) on investment ...............      0.50        1.79        (0.80)
                                                                         --------    --------    ---------
   Net income (loss) from operations ..................................      1.26        2.28        (0.51)
                                                                         --------    --------    ---------
Accumulation unit value, end of year ..................................  $  13.03    $  11.77    $    9.49
                                                                         ========    ========    =========
Total return (a) ......................................................     10.64%      24.14%      (5.15)%
Ratios and supplemental data:
 Net assets at end of year (in thousands) .............................  $  5,501    $  2,631    $   1,215
 Ratios of net investment income (loss) to average net assets (b) .....      6.38%       4.57%        3.71%

   The notes to the financial statements are an integral part of this report.

                            WRL SERIES LIFE ACCOUNT
                             FINANCIAL HIGHLIGHTS*
                              FOR THE YEAR ENDED


                                                                                TACTICAL ASSET ALLOCATION SUB-ACCOUNT
                                                                                            DECEMBER 31,
                                                                           -----------------------------------------------
                                                                               1998        1997        1996      1995(d)
                                                                           ----------- ----------- ----------- -----------
Accumulation unit value, beginning of year ...............................   $ 15.60     $ 13.50     $ 11.90    $  10.00
 Income from operations:
  Net investment income (loss) ...........................................      1.58        1.20        0.53        0.61
  Net realized and unrealized gain (loss) on investment ..................     (0.44)       0.90        1.07        1.29
                                                                             -------     -------     -------    --------
   Net income (loss) from operations .....................................      1.14        2.10        1.60        1.90
                                                                             -------     -------     -------    --------
Accumulation unit value, end of year .....................................   $ 16.74     $ 15.60     $ 13.50    $  11.90
                                                                             =======     =======     =======    ========
Total return (a) .........................................................      7.36%      15.55%      13.40%      19.03%
Ratios and supplemental data:
 Net assets at end of year (in thousands) ................................   $39,904     $29,123     $17,946    $  9,446
 Ratios of net investment income (loss) to average net assets (b) ........      9.69%       8.14%       4.35%       5.47%

                                                                                   C.A.S.E. GROWTH SUB-ACCOUNT
                                                                                          DECEMBER 31,
                                                                             ---------------------------------------
                                                                                 1998          1997        1996(e)
                                                                             -----------   -----------   -----------
Accumulation unit value, beginning of year ...............................     $ 12.32       $ 10.81       $ 10.00
 Income from operations:
  Net investment income (loss) ...........................................        1.24          1.51          0.37
  Net realized and unrealized gain (loss) on investment ..................       (1.05)         0.00          0.44
                                                                               -------       -------       -------
   Net income (loss) from operations .....................................        0.19          1.51          0.81
                                                                               -------       -------       -------
Accumulation unit value, end of year .....................................     $ 12.51       $ 12.32       $ 10.81
                                                                               =======       =======       =======
Total return (a) .........................................................        1.56%        14.00%         8.09%
Ratios and supplemental data:
 Net assets at end of year (in thousands) ................................     $17,730       $11,946       $ 4,466
 Ratios of net investment income (loss) to average net assets (b) ........       10.21%        12.65%         6.11%

                                                                                    VALUE EQUITY SUB-ACCOUNT
                                                                                          DECEMBER 31,
                                                                             ---------------------------------------
                                                                                 1998          1997        1996(e)
                                                                             -----------   -----------   -----------
Accumulation unit value, beginning of year ...............................    $  13.94       $ 11.25      $  10.00
 Income from operations:
  Net investment income (loss) ...........................................        0.95          0.14          0.05
  Net realized and unrealized gain (loss) on investment ..................       (1.73)         2.55          1.20
                                                                              --------       -------      --------
   Net income (loss) from operations .....................................       (0.78)         2.69          1.25
                                                                              --------       -------      --------
Accumulation unit value, end of year .....................................    $  13.16       $ 13.94      $  11.25
                                                                              ========       =======      ========
Total return (a) .........................................................      (5.63)%        23.93%        12.51%
Ratios and supplemental data:
 Net assets at end of year (in thousands) ................................    $ 26,083       $26,714      $  8,887
 Ratios of net investment income (loss) to average net assets (b) ........        6.84%         1.05%         0.77%

   The notes to the financial statements are an integral part of this report.

                            WRL SERIES LIFE ACCOUNT
                             FINANCIAL HIGHLIGHTS*
                              FOR THE YEAR ENDED


                                                                              INTERNATIONAL EQUITY            U.S. EQUITY
                                                                                   SUB-ACCOUNT                SUB-ACCOUNT
                                                                                  DECEMBER 31,               DECEMBER 31,
                                                                             -----------------------   -------------------------
                                                                                1998        1997(f)        1998        1997(f)
                                                                             ----------   ----------   -----------   -----------
Accumulation unit value, beginning of year ...............................   $10.65       $10.00         $ 12.59      $  10.00
 Income from operations:
  Net investment income (loss) ...........................................    (0.09)       (0.03)           0.73          0.99
  Net realized and unrealized gain (loss) on investment ..................     1.36         0.68            2.01          1.60
                                                                             -------      -------        -------      --------
   Net income (loss) from operations .....................................     1.27         0.65            2.74          2.59
                                                                             -------      -------        -------      --------
Accumulation unit value, end of year .....................................   $11.92       $10.65         $ 15.33      $  12.59
                                                                             =======      =======        =======      ========
Total return (a) .........................................................    11.84%        6.54%          21.78%        25.89%
Ratios and supplemental data:
 Net assets at end of year (in thousands) ................................   $5,827       $2,289         $14,084      $  3,258
 Ratios of net investment income (loss) to average net assets (b) ........    (0.81)%      (0.28)%          5.30%         8.28%

                                                                         THIRD AVENUE   REAL ESTATE
                                                                             VALUE       SECURITIES
                                                                          SUB-ACCOUNT   SUB-ACCOUNT
                                                                         DECEMBER 31,   DECEMBER 31,
                                                                            1998(g)       1998(h)
                                                                        -------------- -------------
Accumulation unit value, beginning of year ...........................     $ 10.00       $  10.00
 Income from operations:
  Net investment income (loss) .......................................       (0.05)         (0.05)
  Net realized and unrealized gain (loss) on investment ..............       (0.72)         (1.49)
                                                                           -------       --------
   Net income (loss) from operations .................................       (0.77)         (1.54)
                                                                           -------       --------
Accumulation unit value, end of year .................................     $  9.23       $   8.46
                                                                           =======       ========
Total return (a) .....................................................       (7.67)%       (15.44)%
Ratios and supplemental data:
 Net assets at end of year (in thousands) ............................     $ 2,807       $    709
 Ratios of net investment income (loss) to average net assets (b) ....       (0.52)%        (0.90)%

NOTES TO FINANCIAL HIGHLIGHTS:

* Per unit information has been computed using average units outstanding throughout each period.

(a)  Not annualized for periods less than one year.
(b)  Annualized for periods less than one year.
(c)  The inception date of this Sub-Account was March 1, 1994.
(d)  The inception date of this Sub-Account was January 3, 1995.
(e)  The inception date of this Sub-Account was May 1, 1996.
(f)  The inception date of this Sub-Account was January 2, 1997.
(g)  The inception date of this Sub-Account was January 2, 1998.
(h)  The inception date of this Sub-Account was May 1, 1998.

   The notes to the financial statements are an integral part of this report.

                            WRL SERIES LIFE ACCOUNT
                       NOTES TO THE FINANCIAL STATEMENTS
                               DECEMBER 31, 1998


NOTE 1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The WRL Series Life Account (the "Life Account"), was established as a variable life insurance separate account of Western Reserve Life Assurance Co. of Ohio ("WRL") and is registered as a unit investment trust ("Trust") under the Investment Company Act of 1940, as amended. The Life Account contains sixteen investment options referred to as sub-accounts. Each sub-account invests in the corresponding Portfolio of the WRL Series Fund, Inc. (collectively referred to as the "Fund" and individually as a "Portfolio"), a registered management investment company under the Investment Company Act of 1940, as amended.

     The Fund has entered into annually renewable investment advisory agreements for each Portfolio with WRL Investment Management, Inc. ("WRL Management") as investment adviser. Costs incurred in connection with the advisory services rendered by WRL Management are paid by each Portfolio. WRL Management has entered into sub-advisory agreements with various management companies, some of which are affiliates of WRL. Each sub-adviser is compensated directly by WRL Management.

     On January 2, 1998 and May 1, 1998, WRL made initial contributions totaling $600,000 to the Life Account. The respective amounts of the contributions and units received are as follows:


     SUB-ACCOUNT                         CONTRIBUTION     UNITS
     -----------                         ------------     -----
     Third Avenue Value .............      $200,000      20,000
     Real Estate Securities .........      $400,000      40,000

     The Life Account holds assets to support the benefits under certain flexible premium variable universal life insurance policies (the "Policies") issued by WRL. The Life Account's equity transactions are accounted for using the appropriate effective date at the corresponding accumulation unit value.

     The following significant accounting policies, which are in conformity with generally accepted accounting principles, have been consistently applied in the preparation of the Trust's financial statements. The preparation of financial statements required management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. VALUATION OF INVESTMENTS AND SECURITIES TRANSACTIONS

     Investments in the Fund's shares are stated at the closing net asset value ("NAV") per share as determined by the Fund. Investment transactions are accounted for on the trade date at the Fund NAV next determined after receipt of sale or redemption orders without sales charges. Dividend income and capital gains distributions are recorded on the ex-dividend date. The cost of investments sold is determined on a first-in, first-out basis.

                            WRL SERIES LIFE ACCOUNT
                 NOTES TO THE FINANCIAL STATEMENTS--(CONTINUED)
                               DECEMBER 31, 1998


NOTE 1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)

B. FEDERAL INCOME TAXES

     The operations of the Life Account are a part of and are taxed with the total operations of WRL, which is taxed as a life insurance company under the Internal Revenue Code. Under the Internal Revenue Code law, the investment income of the Life Account, including realized and unrealized capital gains, is not taxable to WRL. Accordingly, no provision for Federal income taxes has been made.

NOTE 2. CHARGES AND DEDUCTIONS

     Charges are assessed by WRL in connection with the issuance and administration of the Policies.

A. POLICY CHARGES

     Under some forms of the Policies, a sales charge and premium taxes are deducted by WRL prior to allocation of policy owner payments to the sub-accounts. Thereafter, monthly administrative and cost of insurance charges are deducted from the policies. Contingent surrender charges also apply.

     Under the other forms of the Policies, such "front-end" and other administrative charges are deducted prior to allocation of the initial premium payment but may be subject to contingent surrender charges.

     Under all forms of the Policy, monthly charges against policy cash values are made to compensate WRL for costs of insurance provided.

B. LIFE ACCOUNT CHARGES

     A daily charge equal to an annual rate of .90% of average daily net assets is assessed to compensate WRL for assumption of mortality and expense risks and administrative services in connection with issuance and administration of the Policies. This charge (not assessed at the individual contract level) effectively reduces the value of a unit outstanding during the year.

NOTE 3. DIVIDENDS AND DISTRIBUTIONS

     Dividends are not declared by the Life Account, since the increase in the value of the underlying investment in the Fund is reflected daily in the accumulation unit value used to calculate the equity value within the Life Account. Consequently, a dividend distribution by the underlying Fund does not change either the accumulation unit value or equity values within the Life Account.

                            WRL SERIES LIFE ACCOUNT
                 NOTES TO THE FINANCIAL STATEMENTS--(CONTINUED)
                               DECEMBER 31, 1998

NOTE 4. SECURITIES TRANSACTIONS

     Securities transactions for the year ended December 31, 1998 are as follows (in thousands):


                                                PURCHASE         PROCEEDS
     SUB-ACCOUNT                             OF SECURITIES     OF SECURITIES
     -----------                            ---------------   --------------
     Money Market .......................       $54,231           $46,140
     Bond ...............................        14,451             7,857
     Growth .............................        72,758            20,484
     Global .............................        59,238             9,357
     Strategic Total Return .............        17,619             3,754
     Emerging Growth ....................        49,088            10,679
     Aggressive Growth ..................        44,611             5,689
     Balanced ...........................         4,604             1,017
     Growth & Income ....................        10,694             3,411
     Tactical Asset Allocation ..........        14,060             2,009
     C.A.S.E. Growth ....................         9,433             2,525
     Value Equity .......................        13,179             9,081
     International Equity ...............         6,220             3,048
     U.S. Equity ........................        12,496             3,076
     Third Avenue Value (a) .............         3,849               906
     Real Estate Securities (b) .........         1,047               226

(a) The inception date of this Sub-Account was January 2, 1998.

(b) The inception date of this Sub-Account was May 1, 1998.

                            WRL SERIES LIFE ACCOUNT
                 NOTES TO THE FINANCIAL STATEMENTS--(CONTINUED)
                               DECEMBER 31, 1998

NOTE 5. OTHER MATTERS

     At December 31, 1998 net unrealized appreciation (depreciation) on investments was as follows (in thousands):

     SUB-ACCOUNT
     -----------
     Money Market ......................    $      0
     Bond ..............................         402
     Growth ............................     374,036
     Global ............................      43,882
     Strategic Total Return ............      17,020
     Emerging Growth ...................      85,696
     Aggressive Growth .................      50,985
     Balanced ..........................         991
     Growth & Income ...................        (177)
     Tactical Asset Allocation .........         973
     C.A.S.E. Growth ...................      (1,524)
     Value Equity ......................      (2,759)
     International Equity ..............         119
     U.S. Equity .......................       1,068
     Third Avenue Value ................        (103)
     Real Estate Securities ............         (76)

                        REPORT OF INDEPENDENT AUDITORS


The Board of Directors
Western Reserve Life Assurance Co. of Ohio


     We have audited the accompanying statutory-basis balance sheets of Western Reserve Life Assurance Co. of Ohio as of December 31, 1998 and 1997, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 1998. Our audits also included the statutory-basis financial statement schedules required by Regulation S-X, Article 7. These financial statements and schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We did not audit the "Separate Account Assets" and "Separate Account Liabilities" in the balance sheets of the Company. The Separate Account financial statements were audited by other auditors whose reports have been furnished to us, and our opinion, insofar as it relates to the data included for the Separate Account, is based solely upon the reports of the other auditors.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits and the reports of other auditors provide a reasonable basis for our opinion.

     As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Ohio, which practices differ from generally accepted accounting principles. The variances between such practices and generally accepted accounting principles are also described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

     In our opinion, because of the effects of the matters described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of Western Reserve Life Assurance Co. of Ohio at December 31, 1998 and 1997, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 1998.

     However, in our opinion, based on our audits and the reports of other auditors, the financial statements referred to above present fairly, in all material respects, the financial position of Western Reserve Life Assurance Co. of Ohio at December 31, 1998 and 1997, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1998 in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Ohio. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.


                                                              ERNST & YOUNG LLP

Des Moines, Iowa
February 19, 1999

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                       BALANCE SHEETS -- STATUTORY BASIS
                            (DOLLARS IN THOUSANDS)


                                                                         DECEMBER 31,
                                                                  ---------------------------
                                                                      1998           1997
                                                                  ------------   ------------
ADMITTED ASSETS
Cash and invested assets:
 Cash and short-term investments ..............................   $   73,808     $   13,896
 Bonds ........................................................      184,697        255,919
 Common stocks:
  Affiliated entities (cost: 1998 - $243; 1997 - $150).........          704            319
  Other (cost: 1998 and 1997 - $302)...........................          384            428
 Mortgage loans on real estate ................................        9,916          4,824
  Home office properties ......................................       34,583         19,964
  Investment properties .......................................       11,594             --
  Policy loans ................................................      112,982         76,741
  Other invested assets .......................................          396             --
                                                                  ----------     ----------
Total cash and invested assets ................................      429,064        372,091
Premiums deferred and uncollected .............................          900          1,928
Accrued investment income .....................................        2,867          4,088
Transfers from separate accounts ..............................      350,633        279,958
Cash surrender value of life insurance policies ...............       45,445             --
Other assets ..................................................        9,239          5,221
Separate account assets .......................................    6,999,290      4,814,594
                                                                  ----------     ----------
Total admitted assets .........................................   $7,837,438     $5,477,880
                                                                  ==========     ==========

SEE ACCOMPANYING NOTES.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                       BALANCE SHEETS -- STATUTORY BASIS
                                  (CONTINUED)
                            (DOLLARS IN THOUSANDS)

                                                              DECEMBER 31,
                                                      -----------------------------
                                                           1998            1997
                                                      -------------   -------------
LIABILITIES AND CAPITAL AND SURPLUS
Liabilities:
 Aggregate reserves for policies and contracts:
  Life ............................................   $  231,596      $  186,523
  Annuity .........................................      265,418         296,290
 Policy and contract claim reserves ...............        9,233          10,929
 Other policyholders' funds .......................       38,080           3,877
 Remittances and items not allocated ..............       20,569           9,184
 Federal income taxes payable .....................        5,716           2,283
 Asset valuation reserve ..........................        2,848           2,436
 Interest maintenance reserve .....................        9,684           9,134
 Short-term note payable to affiliate .............       44,200           8,200
 Payable to affiliate .............................       37,907           1,925
 Other liabilities ................................       31,151          19,257
 Separate account liabilities .....................    6,997,456       4,812,979
                                                      ----------      ----------
Total liabilities .................................    7,693,858       5,363,017
Commitments and contingencies
Capital and surplus:
 Common stock, $1.00 par value, 1,500 shares
   authorized, issued and outstanding .............        1,500           1,500
 Paid-in surplus ..................................      120,107          88,015
 Unassigned surplus ...............................       21,973          25,348
                                                      ----------      ----------
Total capital and surplus .........................      143,580         114,863
                                                      ----------      ----------
Total liabilities and capital and surplus .........   $7,837,438      $5,477,880
                                                      ==========      ==========

SEE ACCOMPANYING NOTES.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                  STATEMENTS OF OPERATIONS -- STATUTORY BASIS
                            (DOLLARS IN THOUSANDS)


                                                                                     DECEMBER 31,
                                                                     ---------------------------------------------
                                                                          1998            1997            1996
                                                                     -------------   -------------   -------------
Revenues:
 Premiums and other considerations, net of reinsurance:
  Life ...........................................................    $  476,053      $  394,370      $  293,590
  Annuity ........................................................       794,841         822,149         740,125
 Net investment income ...........................................        36,315          40,013          36,067
 Amortization of interest maintenance reserve ....................           744           1,576           1,335
 Commissions and expense allowances on reinsurance ceded .........        15,333              11              11
 Other income ....................................................        67,751           3,016          13,398
                                                                      ----------      ----------      ----------
                                                                       1,391,037       1,261,135       1,084,526
Benefits and expenses:
 Benefits paid or provided for:
  Life ...........................................................        42,982          28,060          21,256
  Surrender benefits .............................................       551,528         431,939         286,406
  Other benefits .................................................        31,280          28,112          23,270
  Increase (decrease) in aggregate reserves for policies
    and contracts:
   Life ..........................................................        42,940          29,485          80,139
   Annuity .......................................................       (30,872)        (35,940)         12,877
   Other .........................................................        32,178             794             422
                                                                      ----------      ----------      ----------
                                                                         670,036         482,450         424,370
 Insurance expenses:
  Commissions ....................................................       205,939         179,106         140,261
  General insurance expenses .....................................       102,611          70,546          47,406
  Taxes, licenses and fees .......................................        15,545          13,101          10,848
  Net transfer to separate accounts ..............................       402,618         519,214         452,471
  Other expenses .................................................            59              21              60
                                                                      ----------      ----------      ----------
                                                                         726,772         781,988         651,046
                                                                      ----------      ----------      ----------
                                                                       1,396,808       1,264,438       1,075,416
                                                                      ----------      ----------      ----------
Gain (loss) from operations before federal income taxes (benefit)
  and realized capital gains (losses) on investments .............        (5,771)         (3,303)          9,110
Federal income tax expense (benefit) .............................          (347)            469           9,297
                                                                      ----------      ----------      ----------
Loss from operations before realized capital gains
  (losses) on investments ........................................        (5,424)         (3,772)           (187)
Net realized capital gains (losses) on investments (net of
  related federal income taxes and amounts transferred to interest
  maintenance reserve) ...........................................         1,494             747            (811)
                                                                      ----------      ----------      ----------
Net loss .........................................................    $   (3,930)     $   (3,025)     $     (998)
                                                                      ==========      ==========      ==========

SEE ACCOMPANYING NOTES.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

        STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS -- STATUTORY BASIS
                            (DOLLARS IN THOUSANDS)


                                                                                                 TOTAL
                                                                                                CAPITAL
                                                      COMMON      PAID-IN      UNASSIGNED         AND
                                                       STOCK      SURPLUS        SURPLUS        SURPLUS
                                                     --------   -----------   ------------   ------------
Balance at January 1, 1996 .......................    $1,500     $ 68,015       $ 28,424       $ 97,939
 Net loss for 1996 ...............................        --           --           (998)          (998)
 Net unrealized capital gains ....................        --           --          1,294          1,294
 Change in non-admitted assets ...................        --           --            199            199
 Change in asset valuation reserve ...............        --           --           (120)          (120)
 Change in surplus in separate accounts ..........        --           --            237            237
 Change in reserve valuation .....................        --           --         (2,995)        (2,995)
                                                      ------     --------       --------       --------
Balance at December 31, 1996 .....................     1,500       68,015         26,041         95,556
 Net loss for 1997 ...............................        --           --         (3,025)        (3,025)
 Change in non-admitted assets ...................        --           --           (702)          (702)
 Change in asset valuation reserve ...............        --           --          3,274          3,274
 Change in surplus in separate accounts ..........        --           --         (2,115)        (2,115)
 Change in reserve valuation .....................        --           --         (1,872)        (1,872)
 Capital contribution ............................        --       20,000             --         20,000
 Tax effect of capital loss carry-forward utilized
   by affiliates .................................        --           --          3,747          3,747
                                                      ------     --------       --------       --------
Balance at December 31, 1997 .....................     1,500       88,015         25,348        114,863
 Net loss for 1998 ...............................        --           --         (3,930)        (3,930)
 Net unrealized capital gains ....................        --           --            248            248
 Change in non-admitted assets ...................        --           --         (1,815)        (1,815)
 Change in asset valuation reserve ...............        --           --           (412)          (412)
 Change in surplus in separate accounts ..........        --           --           (341)          (341)
 Change in reserve valuation .....................        --           --         (2,132)        (2,132)
 Capital contribution ............................        --       32,092             --         32,092
 Settlement of prior period tax returns ..........        --           --            353            353
 Tax benefits on stock options exercised .........        --           --          4,654          4,654
                                                      ------     --------       --------       --------
Balance at December 31, 1998 .....................    $1,500     $120,107       $ 21,973       $143,580
                                                      ======     ========       ========       ========

SEE ACCOMPANYING NOTES.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                  STATEMENTS OF CASH FLOWS -- STATUTORY BASIS
                            (DOLLARS IN THOUSANDS)


                                                                                   DECEMBER 31,
                                                                   ---------------------------------------------
                                                                        1998            1997            1996
                                                                   -------------   -------------   -------------
OPERATING ACTIVITIES
Premiums and other considerations, net of reinsurance ..........    $1,356,732      $1,223,898      $1,046,548
Net investment income ..........................................        38,294          43,802          38,666
Life and accident and health claims ............................       (44,426)        (26,005)        (20,655)
Surrender benefits and other fund withdrawals ..................      (551,528)       (431,939)       (286,406)
Other benefits to policyholders ................................       (31,231)        (28,147)        (22,129)
Commissions, other expenses and other taxes ....................      (326,080)       (262,901)       (196,373)
Net transfers to separate accounts .............................      (461,982)       (596,347)       (658,326)
Federal income taxes received (paid) ...........................        11,956           5,006          (9,449)
Interest paid ..................................................            --            (731)             --
Other, net .....................................................        (7,109)        (14,901)         28,325
                                                                    ----------      ----------      ----------
Net cash used in operating activities ..........................       (15,374)        (88,265)        (79,799)
INVESTING ACTIVITIES
Proceeds from investments sold, matured or repaid:
 Bonds and preferred stocks ....................................       143,449         146,963         122,820
 Mortgage loans on real estate .................................           221           2,116             132
 Real estate ...................................................            --              --           4,304
 Other .........................................................            --              --             175
                                                                    ----------      ----------      ----------
                                                                       143,670         149,079         127,431
Cost of investments acquired ...................................
 Bonds and preferred stocks ....................................       (68,202)        (40,418)        (26,826)
 Common stocks .................................................           (93)           (150)             (4)
 Mortgage loans on real estate .................................        (5,313)           (891)             --
 Real estate ...................................................       (26,213)        (12,002)         (7,837)
 Policy loans ..................................................       (36,241)        (24,137)        (15,479)
 Other .........................................................          (414)             --              (5)
                                                                    ----------      ----------      -----------
                                                                      (136,476)        (77,598)        (50,151)
                                                                    ----------      ----------      ----------
Net cash provided by investing activities ......................         7,194          71,481          77,280
FINANCING ACTIVITIES
Issuance of short-term note payable to affiliate ...............        36,000           8,200              --
Capital contribution ...........................................        32,092          20,000              --
                                                                    ----------      ----------      ----------
Net cash provided by financing activities ......................        68,092          28,200              --
                                                                    ----------      ----------      ----------
Increase (decrease) in cash and short-term investments .........        59,912          11,416          (2,519)
Cash and short-term investments at beginning of year ...........        13,896           2,480           4,999
                                                                    ----------      ----------      ----------
Cash and short-term investments at end of year .................    $   73,808      $   13,896      $    2,480
                                                                    ==========      ==========      ==========

SEE ACCOMPANYING NOTES.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                NOTES TO FINANCIAL STATEMENTS -- STATUTORY-BASIS
                            (DOLLARS IN THOUSANDS)

                               DECEMBER 31, 1998


1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

     Western Reserve Life Assurance Co. of Ohio ("the Company") is a stock life insurance company and is a wholly-owned subsidiary of First AUSA Life Insurance Company which, in turn, is a wholly-owned subsidiary of AEGON USA, Inc. ("AEGON"). AEGON is a wholly-owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

NATURE OF BUSINESS

     The Company operates predominantly in the variable universal life and variable annuity areas of the life insurance business. The Company is licensed in 49 states, District of Columbia, Puerto Rico and Guam. Sales of the Company's products are through financial planners, independent representatives, financial institutions and stockbrokers. The majority of the Company's new life insurance written and a substantial portion of new annuities written is done through one marketing organization; the Company expects to maintain this relationship for the foreseeable future.

BASIS OF PRESENTATION

     The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

     The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Ohio ("Insurance Department"), which practices differ from generally accepted accounting principles. The more significant of these differences are as follows: (a) bonds are generally reported at amortized cost rather than segregating the portfolio into held-to-maturity (reported at amortized cost), available-for-sale (reported at fair value), and trading (reported at fair value) classifications; (b) acquisition costs of acquiring new business are expensed as incurred rather than deferred and amortized over the life of the policies; (c) policy reserves on traditional life products are based on statutory mortality rates and interest which may differ from reserves based on reasonable assumptions of expected mortality, interest, and withdrawals which include a provision for possible unfavorable deviation from such assumptions; (d) policy reserves on certain investment products use discounting methodologies utilizing statutory interest rates rather than full

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                            (DOLLARS IN THOUSANDS)


1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)

account values; (e) reinsurance amounts are netted against the corresponding asset or liability rather than shown as gross amounts on the balance sheet; (f) deferred income taxes are not provided for the difference between the financial statement amounts and income tax bases of assets and liabilities; (g) net realized gains or losses attributed to changes in the level of interest rates in the market are deferred and amortized over the remaining life of the bond or mortgage loan, rather than recognized as gains or losses in the statement of operations when the sale is completed; (h) declines in the estimated realizable value of investments are provided for through the establishment of a formula-determined statutory investment reserve (reported as a liability) changes to which are charged directly to surplus, rather than through recognition in the statement of operations for declines in value, when such declines are judged to be other than temporary; (i) certain assets designated as "non-admitted assets" have been charged to surplus rather than being reported as assets; (j) revenues for universal life and investment products consist of the entire premiums received rather than policy charges for the cost of insurance, policy administration charges, amortization of policy initiation fees and surrender charges assessed; (k) pension expense is recorded as amounts are paid rather than accrued and expensed during the periods in which the employers provide service; and (l) the financial statements of wholly-owned affiliates are not consolidated with those of the Company. The effects of these variances have not been determined by the Company, but are presumed to be material.

     In 1998, the National Association of Insurance Commissioners (NAIC) adopted codified statutory accounting principles ("Codification"). Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Accordingly, before Codification becomes effective for the Company, the State of Ohio must adopt Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the Insurance Department. At this time it is unclear whether the State of Ohio will adopt Codification. However, based on current guidance, management believes that the impact of Codification will not be material to the Company's statutory-basis financial statements.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                            (DOLLARS IN THOUSANDS)


1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)

     Other significant statutory accounting practices are as follows:

CASH AND CASH EQUIVALENTS

     For purposes of the statements of cash flows, the Company considers all highly liquid investments with remaining maturities of one year or less when purchased to be cash equivalents.

INVESTMENTS

     Investments in bonds (except those to which the Securities Valuation office of the NAIC has ascribed a value), mortgage loans on real estate and short-term investments are reported at cost adjusted for amortization of premiums and accrual of discounts. Amortization is computed using methods which result in a level yield over the expected life of the investment. The Company reviews its prepayment assumptions on mortgage and other asset backed securities at regular intervals and adjusts amortization rates retrospectively when such assumptions are changed due to experience and/or expected future patterns. Common stocks of unaffiliated companies are carried at market and include shares of mutual funds (money market and other), and the related unrealized capital gains/(losses) are reported in unassigned surplus without any adjustment for federal income taxes. Common stocks of the Company's wholly-owned affiliates are recorded at the equity in net assets. Home office and investment properties are reported at cost less allowances for depreciation. Depreciation is computed principally by the straight-line method. Policy loans are reported at unpaid principal. Other "admitted assets" are valued, principally at cost, as required or permitted by Ohio Insurance Laws.

     Realized capital gains and losses are determined on the basis of specific identification and are recorded net of related federal income taxes. The Asset Valuation Reserve (AVR) is established by the Company to provide for anticipated losses in the event of default by issuers of certain invested assets. These amounts are determined using a formula prescribed by the NAIC and are reported as a liability. The formula for the AVR provides for a corresponding adjustment for realized gains and losses. Under a formula prescribed by the NAIC, the Company defers, in the Interest Maintenance Reserve
(IMR), the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the security.

     During 1998, 1997 and 1996, net realized capital gains of $1,294, $3,259 and $2,394, respectively, were credited to the IMR rather than being immediately recognized in the statements of operations. Amortization of these net gains aggregated $744, $1,576 and $1,335 for the years ended December 31, 1998, 1997 and 1996, respectively.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                            (DOLLARS IN THOUSANDS)


1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)

     Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Further, income is not accrued when collection is uncertain. No investment income due and accrued has been excluded for the years ended December 31, 1998, 1997 and 1996, with respect to such practices.

AGGREGATE RESERVES FOR POLICIES

     Life and annuity reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum required by law.

     The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958 and 1980 Commissioners' Standard Ordinary Mortality Tables. The reserves are calculated using interest rates ranging from
2.25 to 5.50 percent and are computed principally on the Net Level Premium Valuation and the Commissioners' Reserve Valuation Methods. Reserves for universal life policies are based on account balances adjusted for the Commissioners' Reserve Valuation Method.

     Deferred annuity reserves are calculated according to the Commissioners' Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with life contingencies are equal to the present value of future payments assuming interest rates ranging from 5.75 to 8.75 percent and mortality rates, where appropriate, from a variety of tables.

POLICY AND CONTRACT CLAIM RESERVES

     Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the statement date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

SEPARATE ACCOUNTS

     Assets held in trust for purchases of variable universal life and variable annuity contracts and the Company's corresponding obligation to the contract owners are shown

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                            (DOLLARS IN THOUSANDS)


1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--(CONTINUED)

separately in the balance sheets. The assets in the separate accounts are valued at market. Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the policyholders and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements. The separate accounts do not have any minimum guarantees and the investment risks associated with market value changes are borne entirely by the policyholders. The Company received variable contract premiums of $1,240,858, $1,164,013 and $997,513 in 1998, 1997 and 1996, respectively.
All variable account contracts are subject to discretionary withdrawal by the policyholder at the market value of the underlying assets less the current surrender charge. Separate account contractholders have no claim against the assets of the general account.

STOCK OPTION PLAN

     AEGON N.V. sponsors a stock option plan for eligible employees of the Company. Under this plan, certain employees have indicated a preference to immediately sell shares received as a result of their exercise of the stock options; in these situations, AEGON N.V. has settled such options in cash rather than issuing stock to these employees. These cash settlements are paid by the Company and AEGON N.V. subsequently reimburses the Company for such payments. Under statutory accounting principles, the Company does not record any expense related to this plan, as the expense is recognized by AEGON N.V. However, the Company is allowed to record a deduction in the consolidated tax return filed by the Company and certain affiliates. The tax benefit of this deduction has been credited directly to surplus.

RECLASSIFICATIONS

     Certain reclassifications have been made to the 1997 and 1996 financial statements to conform to the 1998 presentation.

2. FAIR VALUES OF FINANCIAL INSTRUMENTS

     Statement of Financial Accounting Standards No. 107, DISCLOSURES ABOUT FAIR VALUE OF FINANCIAL INSTRUMENTS, requires disclosure of fair value information about financial instruments, whether or not recognized in the statutory-basis balance sheet, for which it is practicable to estimate that value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates cannot be substantiated by comparisons to independent markets and, in many cases, could not be realized in immediate settlement of the instrument. Statement of Financial Accounting Standards No. 107 excludes certain

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                            (DOLLARS IN THOUSANDS)


2. FAIR VALUES OF FINANCIAL INSTRUMENTS--(CONTINUED)

financial instruments and all nonfinancial instruments from its disclosure requirements and allows companies to forego the disclosures when those estimates can only be made at excessive cost. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

     The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

     CASH AND SHORT-TERM INVESTMENTS: The carrying amounts reported in the statutory-basis balance sheet for these instruments approximate their fair values.

     INVESTMENT SECURITIES: Fair values for fixed maturity securities (including redeemable preferred stocks) are based on quoted market prices, where available. For fixed maturity securities not actively traded, fair values are estimated using values obtained from independent pricing services or (in the case of private placements) are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. The fair values for equity securities are based on quoted market prices.

     MORTGAGE LOANS AND POLICY LOANS: The fair values for mortgage loans are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans. The fair value of policy loans are assumed to equal their carrying value.

     INVESTMENT CONTRACTS: Fair values for the Company's liabilities under investment-type insurance contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

     Fair values for the Company's insurance contracts other than investment contracts are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                            (DOLLARS IN THOUSANDS)


2. FAIR VALUES OF FINANCIAL INSTRUMENTS--(CONTINUED)

     The following sets forth a comparison of the fair values and carrying values of the Company's financial instruments subject to the provisions of Statement of Financial Accounting Standards No. 107:


                                                                   DECEMBER 31,
                                                ---------------------------------------------------
                                                          1998                      1997
                                                ------------------------- -------------------------
                                                  CARRYING                  CARRYING
                                                    VALUE     FAIR VALUE      VALUE     FAIR VALUE
                                                ------------ ------------ ------------ ------------
     ADMITTED ASSETS
     Cash and short-term investments ..........  $   73,808   $   73,808   $   13,896   $   13,896
     Bonds ....................................     184,697      192,556      255,919      267,763
     Common stocks, other than affiliates .....         384          384          428          428
     Mortgage loans on real estate ............       9,916       10,390        4,824        5,143
     Policy loans .............................     112,982      112,982       76,741       76,741
     Separate account assets ..................   6,999,290    6,999,290    4,814,594    4,814,594
     LIABILITIES
     Investment contract liabilities ..........     297,349      294,105      280,121      276,113
     Separate account annuities ...............   5,096,680    5,038,296    3,615,255    3,565,557

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                            (DOLLARS IN THOUSANDS)
3. INVESTMENTS


     The carrying value and estimated fair value of investments in debt securities are as follows:


                                                                 GROSS        GROSS     ESTIMATED
                                                   CARRYING   UNREALIZED   UNREALIZED     FAIR
                                                     VALUE       GAINS       LOSSES       VALUE
                                                  ---------- ------------ ------------ ----------
     DECEMBER 31, 1998
     Bonds:
      United States Government and agencies .....  $  4,749     $    83      $   --     $  4,832
      State, municipal and other government .....     3,234         117          --        3,351
      Public utilities ..........................    18,792         818         251       19,359
      Industrial and miscellaneous ..............    96,332       6,685         577      102,440
      Mortgage-backed securities ................    61,590       1,235         251       62,574
                                                   --------     -------      ------     --------
     Total bonds ................................  $184,697     $ 8,938       1,079     $192,556
                                                   ========     =======      ======     ========
     DECEMBER 31, 1997
     Bonds:
      United States Government and agencies .....  $  3,675     $     9      $   30     $  3,654
      State, municipal and other government .....     3,855         360          --        4,215
      Public utilities ..........................    15,794         904         403       16,295
      Industrial and miscellaneous ..............   121,513       7,700         710      128,503
      Mortgage-backed securities ................   111,082       4,198         184      115,096
                                                   --------     -------      ------     --------
     Total bonds ................................  $255,919     $13,171      $1,327     $267,763
                                                   ========     =======      ======     ========

     The carrying value and fair value of bonds at December 31, 1998 by contractual maturity are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without penalties.


                                                                          ESTIMATED
                                                             CARRYING       FAIR
                                                               VALUE        VALUE
                                                            ----------   ----------
     Due in one year or less ............................    $  2,706     $  2,743
     Due one through five years .........................      61,340       64,696
     Due five through ten years .........................      43,233       45,352
     Due after ten years ................................      15,828       17,191
                                                             --------     --------
                                                              123,107      129,982
     Mortgage and other asset backed securities .........      61,590       62,574
                                                             --------     --------
                                                             $184,697     $192,556
                                                             ========     ========

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                            (DOLLARS IN THOUSANDS)


3. INVESTMENTS--(CONTINUED)

     A detail of net investment income is presented below:


                                                                       YEAR ENDED DECEMBER 31,
                                                                 ------------------------------------
                                                                    1998         1997         1996
                                                                 ----------   ----------   ----------
     Interest on bonds .......................................    $ 17,150     $ 25,723     $ 33,969
     Dividends on equity investments from subsidiary .........      13,233       10,855           --
     Interest on mortgage loans ..............................         499          478          559
     Rental income on real estate ............................       2,839        1,371          919
     Interest on policy loans ................................       6,241        4,656        3,339
     Other investment income .................................         540           26            9
                                                                  --------     --------     --------
     Gross investment income .................................      40,502       43,109       38,795
     Investment expenses .....................................      (4,187)      (3,096)      (2,728)
                                                                  --------     --------     --------
     Net investment income ...................................    $ 36,315     $ 40,013     $ 36,067
                                                                  ========     ========     ========

     Proceeds from sales and maturities of debt securities and related gross realized gains and losses were as follows:

                                               YEAR ENDED DECEMBER 31,
                                       ---------------------------------------
                                           1998          1997          1996
                                       -----------   -----------   -----------
     Proceeds ......................    $143,449      $146,963      $122,820
                                        ========      ========      ========
     Gross realized gains ..........    $  4,641      $  3,921      $  2,984
     Gross realized losses .........         899           626           791
                                        --------      --------      --------
     Net realized gains ............    $  3,742      $  3,295      $  2,193
                                        ========      ========      ========

     At December 31, 1998, bonds with an aggregate carrying value of $4,297 were on deposit with certain state regulatory authorities or were restrictively held in bank custodial accounts for benefit of such state regulatory authorities, as required by statute.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                            (DOLLARS IN THOUSANDS)



3. INVESTMENTS--(CONTINUED)

     Realized investment gains (losses) and changes in unrealized gains (losses) for investments are summarized below:


                                                                         REALIZED
                                                          ---------------------------------------
                                                                  YEAR ENDED DECEMBER 31,
                                                          ---------------------------------------
                                                              1998          1997          1996
                                                          -----------   -----------   -----------
     Debt securities ..................................    $  3,742      $  3,295      $  2,193
     Real estate ......................................          --            --          (606)
     Other invested assets ............................         (18)           --            (4)
                                                           --------      --------      ---------
                                                              3,724         3,295         1,583
     Tax expense ......................................        (936)         (711)           --
     Transfer to interest maintenance reserve .........      (1,294)       (3,259)       (2,394)
                                                           --------      --------      --------
     Net realized gains (losses) ......................    $  1,494      $    747      $   (811)
                                                           ========      ========      ========

                                                                            CHANGE IN UNREALIZED
                                                                  -----------------------------------------
                                                                           YEAR ENDED DECEMBER 31,
                                                                  -----------------------------------------
                                                                      1998          1997           1996
                                                                  ------------   ----------   -------------
     Debt securities ..........................................     $ (3,985)      $ (896)      $ (14,442)
     Common stock .............................................          248           --             (66)
                                                                    --------       ------       ---------
     Change in unrealized appreciation (depreciation) .........     $ (3,737)      $ (896)      $ (14,508)
                                                                    ========       ======       =========

     Gross unrealized gains (losses) on common stocks were as follows:


                                               REALIZED
                                      ---------------------------
                                        YEAR ENDED DECEMBER 31,
                                      ---------------------------
                                        1998      1997      1996
                                      --------   ------   -------
     Unrealized gains .............    $ 579      $295     $295
     Unrealized losses ............      (36)       --       --
                                       -----      ----     ----
     Net unrealized gains .........    $ 543      $295     $295
                                       =====      ====     ====

     During 1998, the Company issued one mortgage loan with an interest rate of 6.71%. The maximum percentage of any one mortgage loan to the value of the underlying real estate at origination was 75%. The Company requires all mortgagees to carry fire insurance equal to the value of the underlying property.

     During 1998, 1997 and 1996, no mortgage loans were foreclosed and transferred to real estate. During 1998 and 1997, the Company held a mortgage loan loss reserve in the asset valuation reserve of $112 and $54, respectively.

     At December 31, 1998, the Company had no investments (excluding U. S. Government guaranteed or insured issues) which individually represented more than ten percent of capital and surplus and the asset valuation reserve.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                            (DOLLARS IN THOUSANDS)
4. REINSURANCE

     The Company reinsures portions of certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligations under the reinsurance treaty.

                                           1998            1997            1996
                                      -------------   -------------   -------------
     Direct premiums ..............    $1,345,752      $1,219,271      $1,034,757
     Reinsurance assumed ..........           461           2,389           2,063
     Reinsurance ceded ............       (75,319)         (5,141)         (3,105)
                                       ----------      ----------      ----------
     Net premiums earned ..........    $1,270,894      $1,216,519      $1,033,715
                                       ----------      ----------      ----------

     The Company received reinsurance recoveries in the amount of $5,260, $2,288 and $2,156 during 1998, 1997 and 1996, respectively. At December 31, 1998 and 1997, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $1,003 and $2,721, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 1998 and 1997 of $2,849 and $1,369, respectively.

5. INCOME TAXES

     For federal income tax purposes, the Company joins in a consolidated tax return filing with certain affiliated companies. Under the terms of a tax-sharing agreement between the Company and its affiliates, the Company computes federal income tax expense as if it were filing a separate income tax return, except that tax credits and net operating loss carryforwards are determined on the basis of the consolidated group. Additionally, the alternative minimum tax is computed for the consolidated group and the resulting tax, if any, is allocated back to the separate companies on the basis of the separate companies' alternative minimum taxable income.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                            (DOLLARS IN THOUSANDS)


5. INCOME TAXES--(CONTINUED)

     Federal income tax expense (benefit) differs from the amount computed by applying the statutory federal income tax rate to gain (loss) from operations before income taxes (benefit) and realized capital gains (losses) on investments for the following reasons:


                                                                             1998           1997          1996
                                                                         ------------   ------------   ---------
     Computed tax (benefit) at federal statutory rate (35%) ..........     $ (2,019)      $ (1,156)     $3,189
     Deferred acquisition costs -- tax basis .........................        9,672          9,164       7,172
     Tax reserve valuation ...........................................        1,513           (194)       (696)
     Excess tax depreciation .........................................         (442)          (127)        (65)
     Amortization of IMR .............................................         (260)          (552)       (467)
     Dividend received deduction .....................................       (6,657)        (5,326)         --
     Prior year over-accrual .........................................       (2,322)        (1,541)         (9)
     Other, net ......................................................          168            201         173
                                                                           --------       --------      ------
     Federal income tax expense (benefit) ............................     $   (347)      $    469      $9,297
                                                                           --------       --------      ------

     Federal income tax expense differs from the amount computed by applying the statutory federal income tax rate to realized gains (losses) due to the differences in book and tax asset bases at the time certain investments are sold.

     Prior to 1984, as provided for under the Life Insurance Company Tax Act of 1959, a portion of statutory income was not subject to current taxation, but was accumulated for income tax purposes in a memorandum account referred to as the policyholders' surplus account. No federal income taxes have been provided for in the financial statements on income deferred in the policyholders' surplus account ($293 at December 31, 1998). To the extent dividends are paid from the amount accumulated in the policyholders' surplus account, net earnings would be reduced by the amount of tax required to be paid. Should the entire amount in the policyholders' surplus account become taxable, the tax thereon computed at current rates would amount to approximately $103.

     At December 31, 1996, the Company had capital loss carryforwards of approximately $10,705, which were utilized by the Company's affiliates in the consolidated tax return filing in 1997. This transaction resulted in a receipt from the Company's affiliate of $3,747, which was credited directly to unassigned surplus.

     In 1998, the Company reached a final settlement with the Internal Revenue Service for 1994 and 1995 resulting in a tax refund of $300 and interest received of $53.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                            (DOLLARS IN THOUSANDS)
6. POLICY AND CONTRACT ATTRIBUTES

     A portion of the Company's policy reserves and other policyholders' funds relate to liabilities established on a variety of the Company's products, primarily separate accounts, that are not subject to significant mortality or morbidity risk; however, there may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics are summarized as follows:

                                                                          DECEMBER 31,
                                                         ----------------------------------------------
                                                                  1998                    1997
                                                         ----------------------- ----------------------
                                                                        PERCENT                PERCENT
                                                            AMOUNT     OF TOTAL     AMOUNT     OF TOTAL
                                                         ------------ ---------- ------------ ---------
     Subject to discretionary withdrawal with market
      value adjustment .................................  $   12,810              $   13,812       1%
     Subject to discretionary withdrawal at book value
      less surrender charge ............................      76,289        1%        68,376       2
     Subject to discretionary withdrawal at market value   5,096,680       94      3,615,255      91
     Subject to discretionary withdrawal at book value
      (minimal or no charges or adjustments) ...........     210,270        4        201,457       5
     Not subject to discretionary withdrawal provision .      15,681        1         16,572       1
                                                          ----------       --     ----------      --
                                                           5,411,730      100%     3,915,472     100%
                                                                          ===                    ===
     Less reinsurance ceded ............................       1,131                      --
                                                          ----------              ----------
     Total policy reserves on annuities and deposit fund
      liabilities ......................................  $5,410,599              $3,915,472
                                                          ==========              ==========

     A reconciliation of the amounts transferred to and from the separate accounts is presented below:


                                                                     1998            1997            1996
                                                                -------------   -------------   -------------
     Transfers as reported in the summary of operations
      of the separate accounts statement:
      Transfers to separate accounts ........................    $1,240,858      $1,164,013      $  997,513
      Transfers from separate accounts ......................       847,507         646,477         339,523
                                                                 ----------      ----------      ----------
     Net transfers to separate accounts .....................       393,351         517,536         657,990
     Reconciling adjustments -- change in accruals for
      investment management, administration fees and
      contract guarantees, and separate account surplus .....         9,267           1,678        (205,519)
                                                                 ----------      ----------      ----------
     Transfers as reported in the summary of operations
      of the life, accident and health annual statement .....    $  402,618      $  519,214      $  452,471
                                                                 ==========      ==========      ==========

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                            (DOLLARS IN THOUSANDS)


6. POLICY AND CONTRACT ATTRIBUTES--(CONTINUED)

     Reserves on the Company's traditional life products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy's paid-through date to the policy's next anniversary date. At December 31, 1998 and 1997, these assets (which are reported as premiums deferred and uncollected) and the amounts of the related gross premiums and loadings, are as follows:


                                                       GROSS      LOADING       NET
                                                     ---------   ---------   ---------
     DECEMBER 31, 1998
     Ordinary direct renewal business ............    $1,101        $201      $  900
                                                      ------        ----      ------
                                                      $1,101        $201      $  900
                                                      ======        ====      ======
     DECEMBER 31, 1997
     Ordinary direct first year business .........    $    2        $  1      $    1
     Ordinary direct renewal business ............     1,350         140       1,210
     Group life direct business ..................       717          --         717
                                                      ------        ----      ------
                                                      $2,069        $141      $1,928
                                                      ======        ====      ======

     In 1994, the NAIC enacted a guideline to clarify reserving methodologies for contracts that require immediate payment of claims upon proof of death of the insured. Companies were allowed to grade the effects of the change in reserving methodologies over five years. A direct charge to surplus of $2,132, $1,872 and $2,995 was made for the years ended December 31, 1998, 1997 and 1996, respectively, related to the change in reserve methodology.

7. DIVIDEND RESTRICTIONS

     The Company is subject to limitations, imposed by the State of Ohio, on the payment of dividends to its parent company. Generally, dividends during any twelve month period may not be paid; without prior regulatory approval, in excess of the lesser of (a) 10 percent of statutory capital and surplus as of the preceding December 31, or (b) statutory gain from operations for the preceding year. Subject to the availability of unassigned surplus at the time of such dividend, the maximum payment which may be made in 1999, without the prior approval of insurance regulatory authorities, is $14,657.

8. RETIREMENT AND COMPENSATION PLANS

     The Company's employees participate in a qualified benefit plan sponsored by AEGON. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from AEGON. The pension expense is allocated among the participating companies based on the FASB Statement No. 87 expense as a percent of salaries. The benefits are based on years of service and the employee's

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                            (DOLLARS IN THOUSANDS)


8. RETIREMENT AND COMPENSATION PLANS--(CONTINUED)

compensation during the highest five consecutive years of employment. Pension expense aggregated $917, $659 and $581 for the years ended December 31, 1998, 1997 and 1996, respectively. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974.

     The Company's employees also participate in a contributory defined contribution plan sponsored by AEGON which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to fifteen percent of their salary to the plan. The Company will match an amount up to three percent of the participant's salary. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974. Pension expense related to this plan was $632, $448 and $184 for the years ended December 31, 1998, 1997 and 1996, respectively.

     AEGON sponsors supplemental retirement plans to provide the Company's senior management with benefits in excess of normal pension benefits. The plans are noncontributory and benefits are based on years of service and the employee's compensation level. The plans are unfunded and nonqualified under the Internal Revenue Code. In addition, AEGON has established incentive deferred compensation plans for certain key employees of the Company. AEGON also sponsors an employee stock option plan for individuals employed at least three years and a stock purchase plan for its producers, with the participating affiliated companies establishing their own eligibility criteria, producer contribution limits and company matching formula. These plans have been accrued for or funded as deemed appropriate by management of AEGON and the Company.

     In addition to pension benefits, the Company participates in plans sponsored by AEGON that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The expenses of the postretirement plans calculated on the pay-as-you-go basis are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company expensed $157, $99 and $98 for the years ended December 31, 1998, 1997 and 1996, respectively.

9. RELATED PARTY TRANSACTIONS

     The Company shares certain officers, employees and general expenses with affiliated companies.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                            (DOLLARS IN THOUSANDS)


9. RELATED PARTY TRANSACTIONS--(CONTINUED)

     The Company receives data processing, investment advisory and management, marketing and administration services from certain affiliates. During 1998, 1997 and 1996, the Company paid $12,763, $10,040 and $10,038, respectively, for such services, which approximates their costs to the affiliates. The Company provides office space, marketing and administrative services to certain affiliates. During 1998, 1997 and 1996, the Company received $5,125, $4,395 and $3,271, respectively, for such services, which approximates their cost. The Company had a net payable with affiliates of $33,449 and $1,925 at December 31, 1998 and 1997, respectively.

     Payable to affiliates and intercompany borrowings bear interest at the thirty-day commercial paper rate of 4.74% at December 31, 1998. During 1998, 1997 and 1996, the Company paid net interest of $1,090, $364 and $138, respectively, to affiliates.

     The Company received capital contributions of $32,092 and $20,000 from its parent in 1998 and 1997, respectively.

     At December 31, 1998 and 1997, the Company had short-term note payables to an affiliate of $44,200 and $8,200, respectively. Interest on these notes ranged from 5.13% to 5.54% at December 31, 1998 and was 5.60% at December 31. 1997.

     During 1998, the Company purchased life insurance policies covering the lives of certain employees of the Company. Premiums of $43,500 were paid to an affiliate for these policies. At December 31, 1998, the cash surrender value of these policies is $45,445.

10. COMMITMENTS AND CONTINGENCIES

     The Company is a party to legal proceedings incidental to its business. Although such litigation sometimes includes substantial demands for compensatory and punitive damages in addition to contract liability, it is management's opinion, after consultation with counsel and a review of available facts, that damages arising from such demands will not be material to the Company's financial position.

     The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company except where right of offset against other taxes paid is allowed by law; amounts available for future offsets are recorded as an asset on the Company's balance sheet. The future obligation has been based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Association. Potential future obligations for unknown insolvencies are not determinable by the Company. The

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                            (DOLLARS IN THOUSANDS)


10. COMMITMENTS AND CONTINGENCIES--(CONTINUED)

Company has established a reserve of $3,489 and $4,007 and an offsetting premium tax benefit of $828 and $1,070 at December 31, 1998 and 1997, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund expense (credit) was $(74), $0 and $212 at December 31, 1998, 1997 and 1996,
respectively.

11. YEAR 2000 (UNAUDITED)

     The term Year 2000 Issue generally refers to the improper processing of dates and incorrect date calculations that might occur in computer software and hardware and embedded systems as the Year 2000 is approached. The use of computer programs that rely on two-digit date fields to perform computations and decision-making functions may cause systems to malfunction when processing information involving dates after 1999. For example, any computer software that has date-sensitive coding might recognize a code of 00 as the year 1900 rather than the year 2000.

     The Company has developed a Year 2000 Project Plan (the Plan) to address the Year 2000 issue as it affects the Company's internal IT and non-IT systems, and to assess Year 2000 issues relating to third parties with whom the Company has critical relationships.

     The Plan for addressing internal systems generally includes an assessment of internal IT and non-IT systems and equipment affected by the Year 2000 issue; definition of strategies to address affected systems and equipment; remediation of identified systems and equipment; internal testing and certification that each internal system is Year 2000 compliant; and a review of existing and revised business resumption and contingency plans to address potential Year 2000 issues. The Company has remediated and tested substantially all of its mission-critical internal IT systems as of December 31, 1998. The Company continues to remediate and test certain non-critical internal IT systems, internal non-IT systems and will continue with a revalidation testing program throughout 1999.

     The Company's Year 2000 issues are more complex because a number of its systems interface with other systems not under the Company's control. The Company's most significant interfaces and uses of third-party vendor systems are in the bank, financial services and trust areas. The Company utilizes various banks to handle numerous types of financial and sales transactions. Several of these banks also provide trustee and custodial services for the Company's investment holdings and transactions. These services are critical to a financial services company such as the Company as its business centers around cash receipts and disbursements to policyholders and the investment of policyholder funds. The Company has received written confirmation from

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                            (DOLLARS IN THOUSANDS)


11. YEAR 2000 (UNAUDITED)--(CONTINUED)

its vendor banks regarding their status on Year 2000. The banks indicate their dedication to resolving any Year 2000 issues related to their systems and services prior to December 31, 1999. The Company anticipates that a considerable effort will be necessary to ensure that its corrected or new systems can properly interface with those business partners with whom it transmits and receives data and other information (external systems). The Company has undertaken specific testing regimes with these third-party business partners and expects to continue working with its business partners on any interfacing of systems. However, the timing of external system compliance cannot currently be predicted with accuracy because the implementation of Year 2000 readiness will vary from one company to another.

     The Company does have some exposure to date sensitive embedded technology such as micro-controllers, but the Company views this exposure as minimal. Unlike other industries that may be equipment intensive, like manufacturing, the Company is a life insurance and financial services organization providing insurance, annuities and pension products to its customers. As such, the primary equipment and electronic devices in use are computers and telephone related equipment. This type of hardware can have date sensitive embedded technology which could have Year 2000 problems. Because of this exposure, the Company has reviewed its computer hardware and telephone systems, with assistance from the applicable vendors, and has upgraded, or replaced, or is in the process of replacing any equipment that will not properly process date sensitive data in the Year 2000 or beyond.

     For the Company, a reasonably likely worst case scenario might include one or more of the Company's significant policyholder systems being non-compliant. Such an event could result in a material disruption of the Company's operations. Specifically, a number of the Company's operations could experience an interruption in the ability to collect and process premiums or deposits, process claim payments, accurately maintain policyholder information, accurately maintain accounting records, and or perform adequate customer service. Should the worst case scenario occur, it could, dependent upon its duration, have a material impact on the Company's business and financial condition. Simple failures can be repaired and returned to production within a matter of hours with no material impact. Unanticipated failures with a longer service disruption period could have a more serious impact. For this reason, the Company is placing significant emphasis on risk management and Year 2000 business resumption contingency planning in 1999 by modifying its existing business resumption and disaster recovery plans to address potential Year 2000 issues.

     The actions taken by management under the Year 2000 Project Plans are intended to significantly reduce the Company's risk of a material business interruption based on the Year 2000 issues. It should be noted that the Year 2000 computer problem, and its

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                            (DOLLARS IN THOUSANDS)


11. YEAR 2000 (UNAUDITED)--(CONTINUED)

resolution, is complex and multifaceted, and any company's success cannot be conclusively known until the Year 2000 is reached. In spite of its efforts or results, the Company's ability to function unaffected to and through the Year 2000 may be adversely affected by actions (or failure to act) of third parties beyond our knowledge or control. It is anticipated that there may be problems that will have to be resolved in the ordinary course of business on and after the Year 2000. However, the Company does not believe that the problems will have a material adverse affect on the Company's operations or financial condition.

12. RECONCILIATION OF CAPITAL AND SURPLUS AND NET INCOME

     The following table reconciles capital and surplus and net income as reported in the Annual Statement filed with the Insurance Department of the State of Ohio, to the amounts reported in the accompanying financial statements:


                                                                               YEAR ENDED
                                                           DECEMBER 31,       DECEMBER 31,
                                                               1998               1998
                                                          --------------   ------------------
                                                           TOTAL CAPITAL
                                                            AND SURPLUS     NET INCOME/(LOSS)
                                                          --------------   ------------------
     Amounts reported in Annual Statement .............      $148,038           $    528
     Adjustment to federal income tax benefit .........        (4,458)            (4,458)
                                                             --------           --------
     Amounts reported herein ..........................      $143,580           $ (3,930)
                                                             ========           ========

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                       SUMMARY OF INVESTMENTS OTHER THAN
                        INVESTMENTS IN RELATED PARTIES
                            (DOLLARS IN THOUSANDS)

                               DECEMBER 31, 1998


SCHEDULE I


                                                                                             AMOUNT AT WHICH
                                                                                              SHOWN IN THE
TYPE OF INVESTMENT                                               COST (1)        VALUE        BALANCE SHEET
------------------                                               --------        -----        -------------
FIXED MATURITIES
Bonds:
 United States Government and government
   agencies and authorities ................................   $  19,899       $ 20,673         $  19,899
 States, municipalities and political subdivisions .........       6,676          6,930             6,676
 Public utilities ..........................................      18,792         19,359            18,792
 All other corporate bonds .................................     139,330        145,594           139,330
                                                               ---------       --------         ---------
Total fixed maturities .....................................     184,697        192,556           184,697
EQUITY SECURITIES
Common stocks:
 Affiliated entities .......................................         243                              704
 Industrial, miscellaneous and all other ...................         302                              384
                                                               ---------                        ---------
Total equity securities ....................................         545                            1,088
Mortgage loans on real estate ..............................       9,916                            9,916
Real estate ................................................      34,583                           34,583
Policy loans ...............................................     112,982                          112,982
Other invested assets ......................................         396                              396
Cash and short-term investments ............................      73,808                           73,808
Investment properties ......................................      11,594                           11,594
                                                               ---------                        ---------
Total investments ..........................................   $ 429,655                        $ 429,064
                                                               =========                        =========

----------------
(1) Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accruals of discounts.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO


                      SUPPLEMENTARY INSURANCE INFORMATION
                            (DOLLARS IN THOUSANDS)

SCHEDULE III

                                                                                             BENEFITS,
                                                                                              CLAIMS,
                                  FUTURE POLICY    POLICY AND                      NET      LOSSES AND      OTHER
                                   BENEFITS AND     CONTRACT       PREMIUM     INVESTMENT   SETTLEMENT    OPERATING
                                     EXPENSES     LIABILITIES      REVENUE       INCOME*     EXPENSES     EXPENSES*
                                 --------------- ------------- -------------- ------------ ------------ ------------
YEAR ENDED DECEMBER 31, 1998
Individual life ................    $ 221,050       $  8,624    $   474,120     $  9,884    $ 122,542    $ 230,368
Group life .....................       10,546            100          1,933          723        1,962        2,281
Annuity ........................      265,418            509        794,841       25,708      545,532       91,505
                                    ---------       --------    -----------     --------    ---------    ---------
                                    $ 497,014       $  9,233    $ 1,270,894     $ 36,315    $ 670,036    $ 324,154
                                    =========       ========    ===========     ========    =========    =========
YEAR ENDED DECEMBER 31, 1997
Individual life ................    $ 177,088       $  9,533    $   390,452     $ 13,742    $  88,738    $ 176,303
Group life .....................        9,435            805          3,918          810        3,986        3,292
Annuity ........................      296,290            591        822,149       25,461      389,726       83,179
                                    ---------       --------    -----------     --------    ---------    ---------
                                    $ 482,813       $ 10,929    $ 1,216,519     $ 40,013    $ 482,450    $ 262,774
                                    =========       ========    ===========     ========    =========    =========
YEAR ENDED DECEMBER 31, 1996
Individual life ................    $ 145,964       $  7,017    $   289,375     $  8,228    $ 125,861    $ 124,181
Group life and health ..........        9,202            713          4,215        3,940        3,828        2,818
Annuity ........................      332,230            854        740,125       23,899      294,681       71,576
                                    ---------       --------    -----------     --------    ---------    ---------
                                    $ 487,396       $  8,584    $ 1,033,715     $ 36,067    $ 424,370    $ 198,575
                                    =========       ========    ===========     ========    =========    =========

----------------
* Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

                  WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO


                                  REINSURANCE
                            (DOLLARS IN THOUSANDS)

SCHEDULE IV

                                                                    ASSUMED                     PERCENTAGE
                                                    CEDED TO         FROM                       OF AMOUNT
                                      GROSS           OTHER          OTHER           NET         ASSUMED
                                      AMOUNT        COMPANIES      COMPANIES        AMOUNT        TO NET
                                 --------------- -------------- -------------- --------------- -----------
YEAR ENDED DECEMBER 31, 1998
Life insurance in force ........  $ 51,064,173    $ 9,862,460    $        --    $ 41,201,713    0.0%
                                  ============    ===========    ===========    ============    ===
Premiums:
 Individual life ...............  $    493,633    $    19,512    $        --    $    474,121    0.0%
 Group life and health .........         1,691            220            461           1,932   23.8
 Annuity .......................       850,428         55,587             --         794,841    0.0
                                  ------------    -----------    -----------    ------------   ----
                                  $  1,345,752    $    75,319    $       461    $  1,270,894    .03%
                                  ============    ===========    ===========    ============   ====
YEAR ENDED DECEMBER 31, 1997
Life insurance in force ........  $ 40,221,361    $ 6,776,447    $ 2,692,822    $ 36,137,736    7.5%
                                  ============    ===========    ===========    ============   ====
Premiums:
 Individual life ...............  $    395,361    $     4,910    $        --    $    390,452    0.0%
 Group life and health .........         1,761            231           2389           3,918   61.0
 Annuity .......................       822,149             --             --         822,149    0.0
                                  ------------    -----------    -----------    ------------   ----
                                  $  1,219,271    $     5,141    $     2,389    $  1,216,519    0.2%
                                  ============    ===========    ===========    ============   ====
YEAR ENDED DECEMBER 31, 1996
Life insurance in force ........  $ 28,168,880    $ 4,463,986    $ 2,210,601    $ 25,915,495    8.5%
                                  ============    ===========    ===========    ============   ====
Premiums:
 Individual life ...............  $    292,239    $     2,863    $        --    $    289,376    0.0%
 Group life and health .........         2,393            242          2,063           4,214   49.0
 Annuity .......................       740,125             --             --         740,125    0.0
                                  ------------    -----------    -----------    ------------   ----
                                  $  1,034,757    $     3,105    $     2,063    $  1,033,715    0.2%
                                  ============    ===========    ===========    ============   ====

                                    PART II.
                                OTHER INFORMATION

                           UNDERTAKING TO FILE REPORTS

        Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that Section.

                 REPRESENTATION PURSUANT TO SECTION 26(E)(2)(A)

        Western Reserve Life Assurance Co. of Ohio ("Western Reserve") hereby represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Western Reserve.


                   STATEMENT WITH RESPECT TO INDEMNIFICATION

        Provisions exist under the Ohio General Corporation Law, the Second Amended Articles of Incorporation of Western Reserve and the Amended Code of Regulations of Western Reserve whereby Western Reserve may indemnify certain persons against certain payments incurred by such persons. The following excerpts contain the substance of these provisions.

                          OHIO GENERAL CORPORATION LAW

        SECTION 1701.13  AUTHORITY OF CORPORATION.

        (E)(1) A corporation may indemnify or agree to indemnify any person who was or is a party or is threatened to be made a party, to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, other than an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys' fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

        (2) A corporation may indemnify or agree to indemnify any person who was or is a party, or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any of the following:

               (a) Any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless, and only to the extent that the court of common pleas, or the court in which such action or suit was brought determines upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court of common pleas or such other court shall deem proper;

               (b) Any action or suit in which the only liability asserted against a director is pursuant to section 1701.95 of the Revised Code.

        (3) To the extent that a director, trustee, officer, employee, or agent has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in divisions (E)(1) and (2) of this section, or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by him in connection therewith.

        (4) Any indemnification under divisions (E)(1) and (2) of this section, unless ordered by a court, shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, trustee, officer, employee, or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in divisions (E)(1) and (2) of this section. Such determination shall be made as follows:

               (a) By a majority vote of a quorum consisting of directors of the indemnifying corporation who were not and are not parties to or threatened with any such action, suit, or proceeding;

               (b) If the quorum described in division (E)(4)(a) of this section is not obtainable or if a majority vote of a quorum of disinterested directors so directs, in a written opinion by independent legal counsel other than an attorney, or a firm having associated with it an attorney, who has been retained by or who has performed services for the corporation, or any person to be indemnified within the past five years;

               (c)    By the shareholders;

               (d) By the court of common pleas or the court in which such action, suit, or proceeding was brought.

        Any determination made by the disinterested directors under division
(E)(4)(a) or by independent legal counsel under division (E)(4)(b) of this section shall be promptly communicated to the person who threatened or brought the action or suit by or in the right of the corporation under division (E)(2) of this section, and within ten days after receipt of such notification, such person shall have the right to petition the court of common pleas or the court in which such action or suit was brought to review the reasonableness of such determination.

        (5)(a) Unless at the time of a director's act or omission that is the subject of an action, suit or proceeding referred to in divisions (E)(1) and (2) of this section, the articles or the regulations of a corporation state by specific reference to this division that the provisions of this division do not apply to the corporation and unless the only liability asserted against a director in an action, suit, or proceeding referred to in divisions (E)(1) and
(2) of this section is pursuant to section 1701.95 of the Revised Code, expenses, including attorney's fees, incurred by a director in defending the action, suit, or proceeding shall be paid by the corporation as they are incurred, in advance of the final disposition of the action, suit, or proceeding upon receipt of an undertaking by or on behalf of the director in which he agrees to do both of the following:

                      (i) Repay such amount if it is proved by clear and convincing evidence in a court of competent jurisdiction that his action or failure to act involved an act or omission undertaken with deliberate intent to cause injury to the corporation or undertaken with reckless disregard for the best interests of the corporation;

                      (ii) Reasonably cooperate with the corporation concerning the action, suit, or proceeding.

               (b) Expenses, including attorneys' fees incurred by a director, trustee, officer, employee, or agent in defending any action, suit, or proceeding referred to in divisions (E)(1) and (2) of this section, may be paid by the corporation as they are incurred, in advance of the final disposition of the action, suit, or proceeding as authorized by the directors in the specific case upon receipt of an undertaking by or on behalf of the director, trustee, officer, employee, or agent to repay such amount, if it ultimately is determined that he is entitled to be indemnified by the corporation.

        (6) The indemnification authorized by this section shall not be exclusive of, and shall be in addition to, any other rights granted to those seeking indemnification under the articles or the regulations or any agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, trustee, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

        (7) A corporation may purchase and maintain insurance or furnish similar protection, including but not limited to trust funds, letters of credit, or self-insurance on behalf of or for any person who is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under this section. Insurance may be purchased from or maintained with a person in which the corporation has a financial interest.

        (8) The authority of a corporation to indemnify persons pursuant to divisions (E)(1) and (2) of this section does not limit the payment of expenses as they are incurred, indemnification, insurance, or other protection that may be provided pursuant to divisions (E)(5), (6), and (7) of this section. Divisions (E)(1) and (2) of this section do not create any obligation to repay or return payments made by the corporation pursuant to divisions (E)(5), (6), or
(7).

        (9) As used in this division, references to "corporation" include all constituent corporations in a consolidation or merger and the new or surviving corporation, so that any person who is or was a director, officer, employee, or agent of such a constituent corporation, or is or was serving at the request of such constituent corporation as a director, trustee, officer, employee or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, shall stand in the same position under this section with respect to the new or surviving corporation as he would if he had served the new or surviving corporation in the same capacity.

           SECOND AMENDED ARTICLES OF INCORPORATION OF WESTERN RESERVE

                                 ARTICLE EIGHTH

        EIGHTH: (1) The corporation may indemnify or agree to indemnify any person who was or is a party or is threatened to be made a party, to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, other than an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys' fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

        (2) The corporation may indemnify or agree to indemnify any person who was or is a party, or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless, and only to the extent that the court of common pleas, or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court of common pleas or such other court shall deem proper.

        (3) To the extent that a director, trustee, officer, employee, or agent has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in sections (1) and (2) of this article, or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by him in connection therewith.

        (4) Any indemnification under sections (1) and (2) of this article, unless ordered by a court, shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, trustee, officer, employee, or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in sections (1) and (2) of this article. Such determination shall be made (a) by a majority vote of a quorum consisting of directors of the indemnifying corporation who were not and are not parties to or threatened with any such action, suit, or proceeding, or
(b) if such a quorum is not obtainable or if a majority vote of a quorum of disinterested directors so directs, in a written opinion by independent legal counsel other than an attorney, or a firm having associated with it an attorney, who has been retained by or who has performed services for the corporation, or any person to be indemnified within the past five years, or (c) by the shareholders, or (d) by the court of common pleas or the court in which such action, suit, or proceeding was brought. Any determination made by the disinterested directors under section (4)(a) or by independent legal counsel under section (4)(b) of this article shall be promptly communicated to the person who threatened or brought the action or suit by or in the right of the corporation under section (2) of this article, and within ten days after receipt of such notification, such person shall have the right to petition the court of common pleas or the court in which such action or suit was brought to review the reasonableness of such determination.

        (5) Expenses, including attorneys' fees incurred in defending any action, suit, or proceeding referred to in sections (1) and (2) of this article, may be paid by the corporation in advance of the final disposition of such action, suit, or proceeding as authorized by the directors in the specific case upon receipt of a written undertaking by or on behalf of the director, trustee, officer, employee, or agent to repay such amount, unless it shall ultimately be determined that he is entitled to be indemnified by the corporation as authorized in this article. If a majority vote of a quorum of disinterested directors so directs by resolution, said written undertaking need not be submitted to the corporation. Such a determination that a written undertaking need not be submitted to the corporation shall in no way affect the entitlement of indemnification as authorized by this article.

        (6) The indemnification provided by this article shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under the articles or the regulations or any agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, trustee, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

        (7) The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under this section.

        (8) As used in this section, references to "the corporation" include all constituent corporations in a consolidation or merger and the new or surviving corporation, so that any person who is or was a director, officer, employee, or agent of such a constituent corporation, or is or was serving at the request of such constituent corporation as a director, trustee, officer, employee or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise shall stand in the same position under this article with respect to the new or surviving corporation as he would if he had served the new or surviving corporation in the same capacity.

        (9) The foregoing provisions of this article do not apply to any proceeding against any trustee, investment manager or other fiduciary of an employee benefit plan in such person's capacity as such, even though such person may also be an agent of this corporation. The corporation may indemnify such named fiduciaries of its employee benefit plans against all costs and expenses, judgments, fines, settlements or other amounts actually and reasonably incurred by or imposed upon said named fiduciary in connection with or arising out of any claim, demand, action, suit or proceeding in which the named fiduciary may be made a party by reason of being or having been a named fiduciary, to the same extent it indemnifies an agent of the corporation. To the extent that the corporation does not have the direct legal power to indemnify, the corporation may contract with the named fiduciaries of its employee benefit plans to indemnify them to the same extent as noted above. The corporation may purchase and maintain insurance on behalf of such named fiduciary covering any liability to the same extent that it contracts to indemnify.

                 AMENDED CODE OF REGULATIONS OF WESTERN RESERVE

                                    ARTICLE V

                    INDEMNIFICATION OF DIRECTORS AND OFFICERS

        Each Director, officer and member of a committee of this Corporation, and any person who may have served at the request of this Corporation as a Director, officer or member of a committee of any other corporation in which this Corporation owns shares of capital stock or of which this Corporation is a creditor (and his heirs, executors and administrators) shall be indemnified by the Corporation against all expenses, costs, judgments, decrees, fines or penalties as provided by, and to the extent allowed by, Article Eighth of the Corporation's Articles of Incorporation, as amended.

                              RULE 484 UNDERTAKING

        Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                       CONTENTS OF REGISTRATION STATEMENT

This registration statement comprises the following papers and documents:


        The facing page
        The Prospectus, consisting of 137 pages The undertaking to file reports Representation pursuant to Section 26(e)(2)(A) The statement with respect to indemnification The Rule 484 undertaking The signatures


Written consent of the following persons:

        (a)      Sutherland Asbill & Brennan LLP
        (b)      Ernst & Young LLP
        (c)      PricewaterhouseCoopers LLP

The following exhibits:

1. The following exhibits correspond to those required by paragraph A to the instructions as to exhibits in Form N-8B-2:


         A.      (1)    Resolution of the Board of Directors of Western Reserve
                        establishing the Series Account (4)

                 (2)    Not Applicable
                 (3)    Distribution of Policies:
                        (a) Master Service and Distribution Compliance Agreement (3)

                        (b) Amendment to Master Service and Distribution Compliance Agreement (5)
                        (c) Form of Broker/Dealer Supervisory and Service Agreement (5)
                        (d)    Principal Underwriting Agreement (5)
                        (e) First Amendment to Principal Underwriting Agreement (5)

                 (4)    Not Applicable

                 (5)    (a)    Specimen Flexible Premium Variable Life Insurance
                               Policy (4)
                        (b)    Terminal Illness Accelerated Death Benefit Rider
                               (Form Nos. ACCDB-10/94, ACCDB-CT-10/94,
                               ACCDBIN-10/94, ACCDB-10/94MN, ACCDBMS-01/95,
                               ACCDBSC-02/95, ACCDBIL-10/94) (4)
                        (c)    Endorsement (EL101)

                 (6)    (a)    Second Amended Articles of Incorporation of
                               Western Reserve (3)
                        (b)    Amended Code of Regulations (By-Laws) of Western
                               Reserve (3)
                 (7)    Not Applicable
                 (8)    (a)    Investment Advisory Agreement with the Fund (1)
                        (b)    Sub-Advisory Agreements (1)
                 (9)    Not Applicable

                 (10) Form of Application for Flexible Premium Variable Life Insurance Policy (4)
                 (11) Memorandum describing issuance, transfer and redemption procedures (4)

2.      See Exhibit 1.A.

3.      Opinion of Counsel as to the legality of the securities being registered
        (4)

4. No financial statement will be omitted from the Prospectus pursuant to Instruction 1(b) or (c) of Part I

5.      Not Applicable

6. Opinion and consent of Alan Yaeger as to actuarial matters pertaining to the securities being registered (4)

7.      Consent of Thomas E. Pierpan, Esq. (4)


8.      Consent of Sutherland Asbill & Brennan LLP

9.      Consent of Ernst & Young LLP

10.     Consent of PricewaterhouseCoopers LLP


11.     (a) Powers of Attorney (4)
        (b) Power of Attorney - James R. Walker (2)

----------------------------------------
(1) This exhibit was previously filed on Post-Effective Amendment No. 25 to Form N-1A Registration Statement dated October 17, 1997
        (File No. 33-507) and is incorporated herein by reference.

(2) This exhibit was previously filed on Post-Effective Amendment No. 13 to Form S-6 Registration Statement dated December 24, 1996
        (File N9. 33-31140) and is incorporated herein by reference.

(3) This exhibit was previously filed on Post-Effective Amendment No. 11 to Form N-4 Registration Statement dated April 20, 1998 (File
        No. 33-49556) and is incorporated herein by reference.

(4) This exhibit was previously filed on Post-Effective Amendment No. 16 to Form S-6 Registration Statement dated April 21, 1998 (File
        No. 33-31140) and is incorporated herein by reference.

(5) This exhibit was previously filed on Post-Effective Amendment No. 4 to Form S-6 Registration Statement dated April 21, 1999 (File
        No. 333-23359) and is incorporated herein by reference.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, the registrant, WRL Series Life Account, certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 17 to its Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of St. Petersburg, County of Pinellas, Florida on this 21st day of April, 1999.



(SEAL)                                            WRL SERIES LIFE ACCOUNT
                                                    Registrant


                                                  WESTERN RESERVE LIFE
                                                  ASSURANCE CO. OF OHIO
                                                    Depositor
ATTEST:



/S/ THOMAS E. PIERPAN                                   By:  /S/ JOHN R. KENNEY
-----------------------------                           ------------------------
Thomas E. Pierpan                                       John R. Kenney
Vice President, Assistant Secretary                     Chairman of the Board,
and Associate General Counsel                           Chief Executive Officer
                                                        and President




         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 17 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


     SIGNATURE AND TITLE                                              DATE



/S/ JOHN R. KENNEY                                                April 21, 1999
-----------------------------
John R. Kenney, Chairman of the
Board, Chief Executive Officer
and President

/S/ ALLAN J. HAMILTON                                             April 21, 1999
------------------------------
Allan J. Hamilton, Vice President,
Treasurer and Controller

/S/ ALAN M. YAEGER                                                April 21, 1999
-----------------------------
Alan M. Yaeger, Executive Vice
President, Actuary and
Chief Financial Officer*



*Principal Financial Officer

/S/ PATRICK S. BAIRD                                              April 21, 1999
-----------------------------
Patrick S. Baird, Director **/

/S/ LYMAN H. TREADWAY                                             April 21, 1999
-----------------------------
Lyman H. Treadway, Director **/

/S/ JACK E. ZIMMERMAN                                             April 21, 1999
-----------------------------
Jack E. Zimmerman, Director **/

/S/  JAMES R. WALKER                                              April 21, 1999
-----------------------------
James R. Walker, Director  **/



**/  /S/ THOMAS E. PIERPAN
-----------------------------
 Signed by: Thomas E. Pierpan
     as Attorney-in-fact

                                               EXHIBIT INDEX



EXHIBIT                                           DESCRIPTION
  NO.                                             OF EXHIBIT



1(A)(5)(c)                     Endorsement (EL101)

8.                             Consent of Sutherland Asbill & Brennan LLP

9.                             Consent of Ernst & Young LLP

10.                            Consent of PricewaterhouseCoopers LLP